SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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☒	Definitive Proxy Statement
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☐	Soliciting Material Under Rule 14a-12

PVH CORP.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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PVH

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

PROXY STATEMENT

MAY 7, 2015

PVH CORP. NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Date, Time and Location:

Date:	Thursday, June 18, 2015

Time:	8:45 a.m. Eastern Daylight Savings Time

Place:	The Graduate Center City University of New York 365 Fifth Avenue Elebash Recital Hall Main Level New York, New York 10016
Purposes:

1-	Vote on the election of 11 nominees for director to serve a one-year term

2-	Vote to approve the Company’s 2006 Stock Incentive Plan, as amended

3-	Vote on an advisory resolution to approve our executive compensation

4-	Vote to ratify the appointment of auditors to serve for the current fiscal year

5-	Transact other business that may properly come before the meeting

Who Can Attend:

*	Holders of record as of the record date of the Company’s Common Stock or their proxies

*	Beneficial owners having evidence of ownership

*	Invited guests of the Company
Who Can Vote:

*	Stockholders of record at the close of business on April 23, 2015 only.

If you hold stock through a bank or broker, a copy of an account statement from your bank or broker as of the record date will suffice as evidence of ownership. Attendees also must present a picture ID to be admitted.

You are requested to fill in, date and sign the enclosed proxy, which is solicited by the Board of Directors of the Company, and to mail it promptly in the enclosed envelope.

By order of the Board of Directors,

Mark D. Fischer
Secretary

New York, New York
May 7, 2015

PVH CORP.

PROXY SUMMARY

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information you should consider. You should read the entire Proxy Statement carefully before voting.

Annual Meeting of Stockholders

Date	*	Thursday, June 18, 2015
Time	*	8:45 a.m., Eastern Daylight Savings Time
Place	*	The Graduate Center — City University of New York
365 Fifth Avenue
Elebash Recital Hall
Main Level
New York, New York
Record Date	*	April 23, 2015
Voting	*	Stockholders as of the record date are entitled to vote.
	*	Each share of our Common Stock is entitled to one vote.
Admission	*	Attendance at the meeting will be limited to holders of record as of the record date of our Common Stock or their proxies, beneficial owners having evidence of ownership and guests of the Company.
	*	If you hold stock through a bank or broker, a copy of an account statement as of the record date will suffice as evidence of ownership.
	*	Attendees must present a picture ID.

Voting Matters and Vote Recommendation

See “Voting Information” for more information

Matter	Board Vote Recommendation	Required Vote	Broker Discretionary Vote Allowed
Election of directors	FOR Each Director Nominee	Majority of votes cast	No
Approval of our 2006 Stock Incentive Plan	FOR	Majority of shares present and entitled to vote on this matter	No
Advisory vote on executive compensation	FOR	Majority of shares present and entitled to vote on this matter	No
Ratification of Ernst & Young LLP as our independent auditor for fiscal year 2015	FOR	Majority of shares present and entitled to vote on this matter	Yes

1

Director Election

See “Election of Directors” for more information

The following table provides summary information about each director nominee. Each director is elected annually by a majority of votes cast.

		Director			Committee Memberships				Other Public Company
Name	Age	Since	Principal Occupation	Independent	AC	CC	CSR	NC	Boards
Mary Baglivo	57	2007	Chief Marketing Officer/VP Global Marketing, Northwestern University	✓		✓	✓		1
Brent Callinicos	49	2014	Former Chief Financial Officer and current advisor, Uber Technologies Inc.	✓			✓		0
Emanuel Chirico	57	2005	Chief Executive Officer, PVH Corp.						1
Juan R. Figuereo	59	2011	Executive Vice President and Chief Financial Officer, NII Holdings, Inc.	✓	✓C				0
Joseph B. Fuller	58	1991	Senior Lecturer in Business Administration, Harvard Business School; Founder, Joseph Fuller LLC	✓				✓C	0
Fred Gehring	60	2010	Executive Chairman, Tommy Hilfiger, and Vice Chairman, PVH Corp.						0
V. James Marino	64	2007	Retired Chief Executive Officer, Alberto-Culver Company	✓	✓				1
G. Penny McIntyre	53	2015	Former Chief Executive Officer, Sunrise Senior Living, LLC	✓			✓C1		0
Henry Nasella	68	2003	Partner and Co-Founder, LNK Partners	✓P		✓C		✓	0
Edward R. Rosenfeld	39	2014	Chairman and Chief Executive Officer, Steven Madden, Ltd.	✓	✓				1
Craig Rydin	63	2006	Operating Partner, LNK Partners; Former Chairman of the Board of Directors, Yankee Holding Corp.; Former Non-Executive Chairman, The Yankee Candle Company, Inc.	✓		✓		✓	1

Key:	AC	Audit & Risk Management Committee	NC	Nominating, Governance & Management Development Committee	1	Designee to become Chair upon retirement of current Chair
	CC	Compensation Committee	C	Committee Chair
	CSR	Corporate Social Responsibility Committee	P	Presiding Director

Each director nominee is a current director and during 2014 attended at least 75% of the aggregate of all meetings of the Board and each committee on which he or she sits, other than Ms. McIntyre, who did not serve as a director during 2014.

Approval of Our 2006 Stock Incentive Plan

See “Approval of the 2006 Stock Incentive Plan” for more information

We are seeking approval of our 2006 Stock Incentive Plan, as amended.

2

Executive Compensation Matters

See “Compensation Discussion and Analysis,” “Executive Compensation” and “Advisory Vote on Executive Compensation” for more information

Business Highlights

We experienced moderate growth in 2014, which followed strong growth and performance in 2013. 2014 highlights include:

*	Our earnings per share grew 4% to $7.30[1], including an approximate $0.15 negative impact related to foreign currency exchange rates, as our iconic global designer lifestyle brands, Calvin Klein and Tommy Hilfiger, further expanded their operations worldwide and drove our performance.
*	The worldwide consumer appeal of Calvin Klein and Tommy Hilfiger resulted in the continued expansion of their sales, market share and the global reach.
*	While our financial results were below our initial expectations, our diversified business model and solid execution enabled us to manage through the volatile environment and achieve 16%[1] earnings per share growth in the second half of 2014.
*	There continued to be positive momentum in our businesses — with particular strength in Tommy Hilfiger, Warner’s, Calvin Klein Underwear and North America sportswear.
*	Earnings before interest and taxes for the Calvin Klein business decreased 7% for the year to $401 million[1].
*	Earnings before interest and taxes for the Tommy Hilfiger business increased 6% for the year to $509 million[1].

Executive Compensation Advisory Vote

The Board of Directors recommends that stockholders approve, on an advisory basis, the compensation paid to our Named Executive Officers, as described in this Proxy Statement for these reasons:

Pay for Performance

Our compensation program is a pay-for-performance model based upon the philosophy that we should incentivize our executive officers to improve our financial performance, profitably grow our businesses and increase stockholder value, and reward them only if they attain these objectives. As such, the bulk of each Named Executive Officer’s compensation package consists of short-term and long-term incentive awards that pay out only if we achieve specific financial targets and equity awards that are linked to increases in stock value over time, anchored by a competitive base salary.

Modest growth in 2014, coupled with stronger growth in 2013, resulted in Messrs. Chirico, Shaffer and Duane receiving payouts of annual bonuses and, together with Mr. Shiffman, qualifying for a payout (subject to a one-year time-based vesting period) of two-year performance share unit awards between threshold and target levels. Messrs. Grieder, Shiffman and Gehring received annual bonuses of between target and maximum levels based both on our overall performance and on the performance of the divisions within Tommy Hilfiger and Calvin Klein, as applicable, for which they had or shared responsibility at the time the awards were granted.

Best Practices in Executive Compensation

Our executive officer compensation program is designed to attract, motivate, and retain key executives and align their compensation with the long-term interests of stockholders. We achieve our objectives through:

*	Compensation packages that:
•	Are subject to a large degree on our performance and the performance of our Common Stock and emphasize long-term components.
•	Include performance targets that are based upon budgeted earnings levels that are reviewed and approved by the Board of Directors.
•	Include a limit on the maximum amount that an executive officer can receive as a payout for each incentive award.
•	Do not encourage unnecessary and inappropriate risk taking.
*	Governance practices that include the following:
•	All of our incentive compensation plans include clawback provisions.

1	On a non-GAAP basis. The reconciliations to GAAP amounts appear on Exhibit A.

3

•	Our Chief Executive Officer is required to hold Common Stock with a value equal to six times his base salary and our other executive officers must hold Common Stock with a value equal to their base salaries. Executive officers must hold 50% of their after-tax shares received upon the vesting or exercise of equity awards until they satisfy their guideline.
•	We prohibit executive officers from pledging shares and hedging their ownership of our Common Stock.
•	Change in control arrangements are “double trigger.”
•	Equity awards are “double trigger” after a change in control.[2]
•	Our compensation program does not rely on significant pension or welfare benefits or perquisites.
•	No employment agreement provides for tax gross-ups or includes long-term compensation in the calculation of the amount of severance payable.

Auditors

See “Ratification of the Appointment of Auditor” for more information

The Board recommends that stockholders ratify the selection of Ernst & Young LLP as our independent auditor.

	Ernst & Young LLP Fees
	2014	2013
Audit fees	$5,526,000	$6,168,000
Audit-related fees	$39,000	$193,000
Tax fees	$2,623,000	$4,393,000
All other fees	—	$156,000
	$8,188,000	$10,910,000

2016 Annual Meeting

*	Stockholder proposals submitted for inclusion in the proxy statement for our 2016 Annual Meeting pursuant to Rule 14a-8 of the Securities Exchange Act (which we refer to as the “Exchange Act”) must be received by us by January 17, 2016.

The proxies designated by the Board of Directors will have discretionary authority to vote on any matter properly presented by a stockholder for consideration at the 2016 Annual Meeting but not submitted for inclusion in the proxy materials for such meeting unless notice of the matter is received by us on or before April 1, 2016 and certain other conditions of the applicable rules of the Securities and Exchange Commission (which we refer to as the “SEC”) are satisfied.

2 Beginning with awards granted in 2014.

4

PVH CORP. PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of PVH CORP. to be used at the Annual Meeting of Stockholders, which will be held at The Graduate Center — City University of New York, 365 Fifth Avenue, Elebash Recital Hall, Main Level, New York, New York, on Thursday, June 18, 2015, at 8:45 a.m., Eastern Daylight Savings Time, and at any adjournments thereof.

Our principal executive offices are located at 200 Madison Avenue, New York, New York 10016-3903. The approximate date on which this Proxy Statement and the enclosed proxy card were first sent or given to stockholders was May 7, 2015.

Disclosures in this Proxy Statement generally pertain to matters related to our most recently completed fiscal year, which ended on February 1, 2015. References herein to “2014” and other years refer to fiscal years, which are designated by the calendar year in which they commence.

“Green” Initiative

As part of our Corporate Social Responsibility programs, we are advancing “green” practices to our external communications with investors. Instead of receiving future copies of our Annual Reports to Stockholders and proxy statements by mail, stockholders of record and most beneficial owners can elect to receive an e-mail that will provide electronic links to these documents. Opting to receive your proxy materials online will give you faster delivery of the documents, save us the cost of printing and mailing, and enable us to lessen our environmental impact by allowing us to print and mail fewer copies of these materials.

You may enroll in our electronic proxy delivery service at any time by going directly to www.proxyconsent.com/pvh and following the enrollment instructions. If you hold your shares in a bank or brokerage account, you also may have the opportunity to receive copies of these documents electronically. Please check the information in the proxy materials provided to you by your bank or broker regarding the availability of this service.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 18, 2015
Our Annual Report to Stockholders for our fiscal year ended February 1, 2015, this Proxy Statement and all other proxy materials are available at http://www.pvhannualmeetingmaterials.com.

VOTING INFORMATION

Stockholders who execute proxies retain the right to revoke them at any time by notice in writing to the Secretary of the Company, by revocation in person at the meeting or by presenting a later dated proxy. Beneficial owners of our Common Stock who are not holders of record and wish to revoke their proxy should contact their bank, brokerage firm or other custodian, nominee or fiduciary to inquire about how to revoke their proxy. Unless so revoked, the shares represented by proxies will be voted at the meeting. The shares represented by the proxies solicited by the Board of Directors will be voted in accordance with the directions given therein. Shares will be voted FOR the election of all of the nominees for director with respect to item 1 of the attached Notice of Annual Meeting of Stockholders and FOR the proposals set forth in items 2, 3 and 4 of the Notice, if no directions are given in a valid proxy.

Stockholders vote by casting ballots (in person or by proxy), which are tabulated by the inspectors of elections. Abstentions and broker “non votes” are included in the determination of the number of shares present at the meeting for quorum purposes. Abstentions will have the same effect as negative votes, except that abstentions will have no effect on the election of directors, as they are not considered to be votes cast in the election and directors are elected by a majority of the votes cast. Broker “non votes” are not counted in the tabulations of the votes cast on proposals presented to stockholders because they are not considered to be entitled to vote on matters as to which broker authority is withheld. A broker non vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Banks, brokers and other nominees have discretionary voting power only with respect to the ratification of the appointment of our auditor, as this is the only proposal considered to be a “routine” matter under New York Stock Exchange rules. We encourage all beneficial owners to vote their shares because banks, brokers and other nominees cannot vote on the other matters.

Common stockholders of record at the close of business on April 23, 2015, the record date set by the Board of Directors for the meeting, will be entitled to one vote for each share of our Common Stock then held. As of the record date, there were 82,663,562 shares of Common Stock outstanding.

5

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

5% Stockholders

The following table presents certain information with respect to the persons who are known by us to be the beneficial owners of more than five percent of our Common Stock as of the record date for the meeting.

The persons listed below have advised us that they have sole voting and investment power with respect to the shares listed as owned by them, except as otherwise indicated.

Name and Address of Beneficial Owner	Amount Beneficially Owned	Percent of Class
The Vanguard Group, Inc.[1] 100 Vanguard Blvd. Malvern, PA 19355	6,153,935	7.4
Goldman Sachs Asset Management[2] 200 West Street New York, NY 10282	5,029,886	6.1
Glenview Capital Management, LLC[3] 767 Fifth Avenue, 44th Floor New York, NY 10153	4,534,423	5.5
BlackRock, Inc.[4] 55 East 52nd Street New York, NY 10022	4,478,979	5.4

1	The Vanguard Group, Inc. (which we refer to as “Vanguard”), an investment adviser in accordance with Exchange Act Rule 13d-1(b)(1)(ii)(E), may be deemed to be the beneficial owner of 6,153,935 shares of our Common Stock, including 142,177 shares with respect to which it has sole voting power, 6,019,922 shares of which it has sole dispositive power and 134,013 shares of which it has shared dispositive power. These amounts include the beneficial ownership by Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of Vanguard, of 111,313 shares as a result of its serving as investment manager of collective trust accounts and the beneficial ownership by Vanguard Investments Australia, Ltd., a wholly owned subsidiary of Vanguard, of 53,564 shares as a result of its serving as investment manager of Australian investment offerings. Information (other than percentage ownership) reported on the table and in this footnote is as of December 31, 2014 and is based on the Statement of Beneficial Ownership on Schedule 13G/A filed by Vanguard on February 10, 2015 with the SEC.

2	Goldman Sachs Asset Management, L.P. and GS Investment Strategies, LLC (which we refer to collectively as “GSAM”), investment advisers in accordance with Exchange Act Rule 13d-1(b)(1)(ii)(E), Exchange Act, may be deemed to be the beneficial owners of 5,029,886 shares of our Common Stock, including 4,175,854 shares with respect to which they have shared voting power and as to all 5,029,886 of which they have shared dispositive power. These amounts reflect the securities beneficially owned by certain operating units (collectively, the “GSUs”) of The Goldman Sachs Group, Inc. and its subsidiaries and affiliates (which we refer to collectively as “GSG”). These amounts do not reflect securities, if any, beneficially owned by any operating units of GSG whose ownership of securities is disaggregated from that of the GSUs. The GSUs disclaim beneficial ownership of the securities beneficially owned by (i) any client accounts with respect to which the GSUs or their employees have voting or investment discretion or both, or with respect to which there are limits on their voting or investment authority or both and (ii) certain investment entities of which the GSUs act as the general partner, managing general partner or other manager, to the extent interests in such entities are held by persons other than the GSUs. Information (other than percentage ownership) reported on the table and in this footnote is as of December 31, 2014 and is based on the Statement of Beneficial Ownership on Schedule 13G/A filed by GSAM on February 12, 2015 with the SEC.

3	Glenview Capital Management, LLC (“Glenview Capital Management”) and Lawrence M. Robbins may be deemed the beneficial owner of 4,534,423 shares of our Common Stock. This amount consists of 127,064 shares of our Common Stock held for the account of Glenview Capital Partners, L.P. (“Glenview Capital Partners”), 1,489,123 shares of our Common Stock held for the account of Glenview Capital Master Fund, Ltd. (“Glenview Capital Master Fund”), 752,422 Shares held for the account of Glenview Institutional Partners, L.P. (“Glenview Institutional Partners”), 1,282,222 shares of our Common Stock held for the account of Glenview Offshore Opportunity Master Fund, Ltd. (“Glenview Offshore Opportunity Master Fund”) and 883,592 shares of our Common Stock held for the account of Glenview Capital Opportunity Fund, L.P. (“Glenview Capital Opportunity Fund”). Glenview Capital Management serves as investment manager to each of Glenview Capital Partners, Glenview Capital Master Fund, Glenview Institutional Partners, Glenview Offshore Opportunity Master Fund and Glenview Capital Opportunity Fund. Mr. Robbins is the Chief Executive Officer of Glenview Capital Management. Information (other than percentage ownership) reported on the table and in this footnote is as of December 19, 2014 and is based on the Statement of Beneficial Ownership on Schedule 13G filed by Glenview and Mr. Robbins on December 22, 2014 with the SEC.

4	BlackRock, Inc., a parent holding company or control person in accordance with Exchange Act Rule 13d-1(b)(1)(ii)(G), may be deemed to be the beneficial owner of 4,478,979 shares of Common Stock, including 3,817,041 shares with respect to which it has sole voting power and as to all 4,478,979 of which it has sole dispositive power. Information (other than percentage ownership) reported on the table and in this footnote is as of December 31, 2014 and is based on the Statement of Beneficial Ownership on Schedule 13G/A filed by BlackRock, Inc. on February 9, 2015 with the SEC.

6

Directors, Nominees for Director and Executive Officers

The following table presents certain information with respect to the number of shares of our Common Stock beneficially owned as of the record date by the following persons:

*	Each of our directors.
*	Each of the nominees for director.
*	Our Named Executive Officers (as identified in Compensation Discussion and Analysis).
*	Our directors, the nominees for director and our executive officers, as a group.

Each of the persons named below has sole voting and investment power with respect to the shares listed as owned by him or her except as otherwise indicated below.

	Amount Beneficially Owned[1]	Percent of Class
Mary Baglivo	14,177	*
Brent Callinicos	1,164	*
Emanuel Chirico	559,544	*
Francis K. Duane	52,540	*
Juan R. Figuereo	3,076	*
Joseph B. Fuller	22,940	*
Fred Gehring	109,679	*
Daniel Grieder	16,467	*
Bruce Maggin	45,363	*
V. James Marino	16,910	*
G. Penny McIntyre	0	-
Henry Nasella	20,000[2]	*
Rita M. Rodriguez	20,626	*
Edward R. Rosenfeld	1,164	*
Craig Rydin	18,859	*
Michael A. Shaffer	62,571	*
Steven B. Shiffman	23,717	*
All directors, nominees for director and executive officers as a group (19 people)	1,076,880	1.3

*	Less than 1% of class.

1	The figures in the table are based upon information furnished to us by our directors, nominees for director and executive officers and upon our records. The figures include the shares held for the benefit of our executive officers in a trust for the PVH Stock Fund. The PVH Stock Fund is one of the investment options under our Associates Investment Plan, which is a defined contribution plan (a so-called “401(k)” plan) under the Employee Retirement Income Security Act of 1974, as amended. We refer to the Associates Investment Plan as the “AIP.” Participants in the AIP who make investments in the PVH Stock Fund may direct the vote of shares of Common Stock held for their benefit in the trust for the PVH Stock Fund.

As of the record date, the following persons have the right to cast votes equal to the following number of shares held in the trust for the PVH Stock Fund (which have been rounded to the nearest full share): Emanuel Chirico, 8,950 shares; Francis K. Duane, 828 shares; Michael A. Shaffer, 6,684 shares; Steven B. Shiffman, 3,445 shares; and all of our directors, nominees for director and executive officers as a group, 23,791 shares.

The Trustee of the trust for the PVH Stock Fund has the right to vote shares in the trust that are unvoted as of two days prior to the meeting in the same proportion as the vote by all other participants in the AIP who have cast votes with respect to their investment in the Fund. The committee that administers the AIP makes all decisions regarding the disposition of Common Stock held in the trust for the Fund, other than the limited right of a participant to receive a distribution of shares held for his or her benefit. As such, the committee may be deemed to be a beneficial owner of the Common Stock held in the trust. Mr. Shaffer and an executive officer who is not a Named Executive Officer are members of that committee. The figures in the table do not include shares in the trust for the Fund, other than those applicable to Mr. Shaffer’s and the other executive’s investment in the Fund, to the extent that, as members of the committee, they may be deemed to have beneficial ownership of the shares held in the trust. There were 510,712 shares of Common Stock (0.6% of the outstanding shares) held in the trust for the Fund as of the record date.

The table also includes the following shares which each of the individuals and the group listed on the table have the right to acquire within 60 days of the record date upon the exercise of stock options granted to them: Emanuel Chirico, 491,525 shares; Francis K. Duane, 34,350 shares; Fred Gehring, 96,343 shares; Daniel Grieder, 12,000 shares; Bruce Maggin, 20,000 shares; Henry Nasella, 10,000 shares; Craig Rydin, 10,000 shares; Michael A. Shaffer, 51,000 shares; Steven B. Shiffman, 17,650 shares; and all of our directors, nominees for director and executive officers as a group, 807,318 shares.

The table also includes the following shares of Common Stock that are subject to restricted stock unit awards made to the individuals and as a group, the restrictions on which will lapse within 60 days of the record date: Mary Baglivo, 1,164 shares; Brent Callinicos, 1,164 shares; Juan R. Figuereo, 1,164 shares; Bruce Maggin, 5,049 shares; Rita M. Rodriguez, 1,164 shares; Edward R. Rosenfeld, 1,164 shares; Craig Rydin, 1,164 shares; and all of our directors, nominees for director and executive officers as a group, 12,033 shares.

2	Includes 10,000 shares held by a family limited liability company.

7

ELECTION OF DIRECTORS

Directors

Our Board of Directors has established 13 as the number of directors constituting the entire Board. This will be reduced to 11 effective at the conclusion of the meeting. All nominees elected as directors at the meeting will serve for a term of one year or until their successors are elected and qualified. All of the nominees were elected directors at last year’s Annual Meeting of Stockholders, other than Ms. McIntyre, who became a director in February 2015. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

The election of directors requires the affirmative vote of a majority of the votes cast in person or by proxy at the meeting. In determining whether a director nominee has received the requisite vote for election, abstentions and broker non votes will have no effect. Our Corporate Governance Guidelines provide that (i) a director who fails to be re-elected as a result of not obtaining a majority vote of stockholders must offer a letter of resignation for the Board of Directors’ consideration; (ii) the Board’s Nominating, Governance & Management Development Committee must make a recommendation to the full Board on whether to accept or reject the resignation, or whether other action should be taken; and (iii) the Board must act on the Committee’s recommendation and publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of the election results. Our Corporate Governance Guidelines also provide that (x) the Committee and Board may consider any factors and other information that they consider appropriate and relevant to making their respective decisions; and (y) the director who tenders his or her resignation cannot participate in the Committee’s or Board’s decision.

The Board of Directors recommends a vote FOR the election of the 11 nominees named below. Proxies received in response to this solicitation will be voted FOR the election of the nominees unless otherwise specified in a proxy.

Name	Principal Occupation	Age	Year Became a Director
Mary Baglivo	Chief Marketing Officer/VP Global Marketing, Northwestern University	57	2007
Brent Callinicos	Former Chief Financial Officer and current advisor, Uber Technologies Inc., an on-demand car service company	49	2014
Emanuel Chirico	Chief Executive Officer, PVH Corp.	57	2005
Juan R. Figuereo	Executive Vice President and Chief Financial Officer, NII Holdings, Inc., a provider of differentiated mobile communications in Latin America	59	2011
Joseph B. Fuller	Senior Lecturer in Business Administration, Harvard Business School; Founder, Joseph Fuller LLC, a business consulting firm	58	1991
Fred Gehring	Executive Chairman, Tommy Hilfiger, and Vice Chairman, PVH Corp.	60	2010
V. James Marino	Retired Chief Executive Officer, Alberto-Culver Company, a personal care products company	64	2007
G. Penny McIntyre	Former Chief Executive Officer, Sunrise Senior Living, LLC, a provider of senior living facilities	53	2015
Henry Nasella	Partner and Co-Founder, LNK Partners, a private equity investment firm	68	2003
Edward R. Rosenfeld	Chairman and Chief Executive Officer, Steven Madden, Ltd., a designer and marketer of fashion footwear and accessories	39	2014
Craig Rydin	Operating Partner, LNK Partners, a private equity investment firm; Former Chairman of the Board of Directors, Yankee Holding Corp.; Former Non-Executive Chairman, The Yankee Candle Company, Inc., a designer, manufacturer and branded marketer of premium scented candles	63	2006

Other Directors

The following directors have reached mandatory retirement age for directors and, therefore, were not nominated for re-election:

Name	Principal Occupation	Age	Year Became a Director
Bruce Maggin	Principal, The H.A.M. Media Group, LLC, a media investment company	72	1987
Rita M. Rodriguez	Former Senior Fellow, Woodstock Theological Center at Georgetown University	72	2005

8

Additional Information

Other Public Company Directorships

Several of our directors also currently serve as directors of other public companies:

*	Ms. Baglivo is a director of Host Hotels & Resorts, L.P.
*	Mr. Chirico is a director of Dick’s Sporting Goods, Inc.
*	Mr. Maggin is a director of Central European Media Enterprises Ltd.
*	Mr. Marino is a director of Office Depot, Inc.
*	Mr. Rosenfeld is a director of Steven Madden, Ltd.
*	Mr. Rydin is a director of priceline.com Incorporated.

Several of our directors held directorships at other public companies during the last five years:

*	Mr. Marino served at Alberto-Culver Company from 2006 to 2011 and at OfficeMax Incorporated from 2011 to 2013 (when it merged into Office Depot, Inc.).
*	Dr. Rodriguez served at Ensco plc from 2003 to 2013 and at Affiliated Managers Group, Inc. from 2001 to 2014.
*	Mr. Rydin served at Yankee Holding Corp. from 2001 to 2013.

Other Employment Information

Each of our directors has been engaged in the principal occupation indicated in the foregoing table for more than the past five years, except:

*	Ms. Baglivo was Chairman and Chief Executive Officer of the Americas, Saatchi & Saatchi Worldwide, an advertising agency, from January 2008 to August 2012 and Chairman and Chief Executive Officer of Latin America and Multicultural at Saatchi and Saatchi from August 2012 to March 2013.
*	Mr. Callinicos was Chief Financial Officer, Uber Technologies Inc., from September 2013 to March 2014, Vice President, Treasurer and Chief Accounting Officer of Google Inc., a global technology leader, from 2012 to September 2013 and Vice President and Treasurer of Google from 2007 to 2012.
*	Mr. Figuereo was Executive Vice President and Chief Financial Officer of Newell Rubbermaid, Inc., a consumer and commercial products company, from 2009 to 2012.
*	Mr. Fuller was Founder, Director and Vice-Chairman, Monitor Company LP, an international management consulting firm, from 1983 to 2012.[3]
*	Mr. Gehring was Chief Executive Officer, Tommy Hilfiger and PVH International Operations, from May 2010 to June 2014 and Chief Executive Officer of Tommy Hilfiger B.V. from April 2006 to June 2014.
*	Mr. Maggin was Executive Vice President and Secretary of Media & Entertainment Holdings, Inc., a blank check company that sought acquisition opportunities, particularly in the entertainment, media and communications industries, from 2005 to 2009 and Treasurer of Media & Entertainment Holdings, Inc. from 2007 to 2009.
*	Mr. Marino was President and Chief Executive Officer of Alberto-Culver Company from November 2006 to May 2011.
*	Ms. McIntyre was Chief Executive Officer of Sunrise Senior Living, LLC, from November 2013 to May 2014, President of the Consumer Group of Newell RubberMaid Inc., from November 2011 through November 2012, and Group President of Newell RubberMaid’s Office Products Group, from June 2009 through November 2012.
*	Dr. Rodriguez has been self-employed in the field of international finance since 1999.
*	Mr. Rydin was Chief Executive Officer of Yankee Holding Corp. and The Yankee Candle Company, Inc. from 2001 to 2010.

Independence of Our Directors

The Board of Directors has determined the independence (or lack thereof) of each of the directors and nominees for director and concluded that a majority of our directors are independent, as required under the rules of the New York Stock Exchange, on which exchange our Common Stock is listed for trading. Specifically, the Board determined that Messrs. Chirico and Gehring, as executives of the Company, are not independent, and that Dr. Rodriguez, Ms. Baglivo, Ms. McIntyre and each of Messrs. Callinicos, Figuereo, Fuller, Maggin, Marino, Nasella, Rosenfeld and Rydin are independent under Section 303A.02 of the New York Stock Exchange rules.

3	On January 11, 2013, Deloitte Consulting LLP acquired all of the business of Monitor Company pursuant an agreement entered into on November 7, 2012. To help facilitate the acquisition, Monitor Company filed for bankruptcy protection on November 7, 2012 in Wilmington, Delaware and the sale was accomplished by means of a bankruptcy court-approved sale under the U.S. Bankruptcy Code.

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In making these independence determinations, the Board of Directors considered (i) whether a director had, within the last three years, any of the relationships under Section 303A.02(b) with us which would disqualify a director from being considered independent, (ii) whether the director had any disclosable transaction or relationship with us under Item 404 of Regulation S-K of the Exchange Act, which relates to transactions and relationships between directors and their affiliates, on the one hand, and us and our affiliates (including management), on the other, and (iii) the factors suggested in the New York Stock Exchange’s Commentary to Section 303A.02, such as a commercial, consulting and other relationships, or other interactions with management that do not meet the absolute thresholds under Section 303A.02 or Item 404(a) but which, nonetheless, could reflect upon a director’s independence from management. In considering the materiality of any transactions or relationships that do not require disqualification under Section 303A.02(b), the Board considered the materiality of the transaction or relationship to the director, the director’s business organization and us and whether the relationship between (i) the director’s business organization and the Company, (ii) the director and the Company and (iii) the director and his business organization interfered with the director’s business judgment. Messrs. Chirico and Gehring each had relationships with us that disqualify them from being independent under Section 303A.02. None of the other directors, except for Mr. Marino, had any relationship with us that required any further consideration.

The Board of Directors considered that Mr. Marino’s daughter was employed by us (through September 2014) when making its independence decision with respect to him. In concluding that Mr. Marino is independent, the Board noted that his daughter’s annualized compensation was well below the threshold of  $120,000 that would require disclosure under Item 404 of Regulation S-K.

No family relationship exists between any director or executive officer of the Company.

Experience, Qualifications, Attributes and Skills of Our Directors

The Nominating, Governance & Management Development Committee considers a variety of factors in selecting our directors. These include a person’s qualification as independent under the New York Stock Exchange rules, as well as consideration of skills and experience in the context of the needs of the Board of Directors. Important factors considered by the Committee are a person’s understanding of our business, experience as a director of other public companies, leadership, financial skills, business experience and skills that are relevant to our operations and plans for growth and expansion and, for an existing director, his or her tenure and contributions made as a director of the Company.

The following sets forth the specific experience, qualifications, attributes or skills that led to the conclusion that each of the nominees for director should continue to serve as a director:

*	Mary Baglivo brings to the Board valuable marketing, advertising and strategic planning expertise developed during her professional career, including as Chief Marketing Officer/VP Global Marketing of Northwestern University and Chairman and Chief Executive Officer of several divisions at Saatchi & Saatchi Worldwide, an advertising agency.
*	Brent Callinicos is a CPA with extensive experience working in financial and accounting roles in public companies and working with public company boards. He has been a senior executive with the last three companies at which he has worked and served in several board advisory roles. He also brings experience in the corporate social responsibility area, including as a board member of EOS Climate, a leader in leveraging carbon markets to ensure the complete life cycle management of refrigerants.
*	Emanuel Chirico has extensive knowledge of the operational and financial aspects of the Company acquired during his nine years as the Company’s Chief Executive Officer, six years as Chief Financial Officer and six years as Controller. In addition, Mr. Chirico provides the Board with valuable insight into the Company’s business and management’s strategic vision.
*	Juan R. Figuereo has a strong background in finance and accounting (principally with large multi-national public companies, such as Pepsico, Wal-Mart and Newell-Rubbermaid), consumer goods and retail. His resume includes experience living and working in international markets where the Company has or is planning to expand operations. Mr. Figuereo has also considerable experience in brand building and driving innovation at established companies.
*	Joseph B. Fuller has extensive experience advising management with respect to strategy, corporate finance, governance and marketing (including with respect to channel management, pricing trends and pressures, and innovation) that he developed as a co-founder and executive of an international management consulting firm. As a professor at a renowned business school, he has knowledge of management principles used by leading businesses worldwide.
*	Fred Gehring has extensive senior executive leadership experience in the apparel industry, including more than 14 years of experience managing the global and European operations of Tommy Hilfiger as Chief Executive Officer. Mr. Gehring’s knowledge of the Tommy Hilfiger operations, as well as his experience in the apparel industry outside of the United States, provides valuable insight to the Board into the Tommy Hilfiger business in particular and the expansion of our businesses in Europe.
*	V. James Marino, the former President and Chief Executive Officer of Alberto-Culver Company, a large global consumer products company, brings to the Board significant senior executive leadership experience in the consumer products industry. He has expertise in areas including corporate strategy development and execution, brand building and multichannel distribution, each on a domestic and international basis, as well as public company reporting. In addition, his work on the Board of Directors of OfficeMax and Office Depot provides him with additional perspective on the retail landscape and proper governance for public companies.

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*	G. Penny McIntyre has extensive general management experience in consumer products, including with multi-brand businesses that distribute goods in multiple channels and at a range of price points. Ms. McIntyre’s skills also encompass global marketing and brand building with companies such as Coca Cola and Newell Rubbermaid, where her roles included working overseas and managing international growth.
*	Henry Nasella has significant management experience, gained in senior executive positions in publicly traded retail companies, including Staples and Star Markets, and as a partner in private equity firms. In addition, Mr. Nasella has extensive experience serving on boards of directors and board committees, including retail companies such as Staples, Denny’s and Au Bon Pain.
*	Edward R. Rosenfeld brings over 17 years of experience focused on the retail, apparel and footwear industries. He has been part of the executive management team of Steven Madden since 2005, serving in finance and strategic planning roles before becoming Chief Executive Officer. Prior to joining Steven Madden, he was an investment banker in a mergers and acquisitions practice focused on the retail and apparel industries.
*	Craig Rydin has significant management and leadership experience, which he gained over 30 years in various executive positions in the consumer products and retail industry, including at companies like Yankee Candle, Campbell Soup, Godiva Chocolatier and Pepperidge Farm. In addition, Mr. Rydin has extensive experience serving on the audit and compensation committees of several public and private company boards of directors, including priceline.com, Fitness Connection and Au Bon Pain.

Diversity

Although the Nominating, Governance & Management Development Committee does not have a specific policy with regard to the consideration of diversity in identifying director nominees, the Committee does consider the diversity of its members and potential candidates in selecting new directors. This consideration includes the diversity of business and financial talents, skills, abilities and experiences, as well as the race, ethnicity and gender of qualified candidates. We are proud of the diversity of backgrounds that characterize our current Board of Directors and believe that the diversity that exists on the Board provides significant benefits to us.

Meetings

Our Corporate Governance Guidelines provide that each member of the Board of Directors is expected to use reasonable efforts to attend, in person, or by telephone or video conference, all meetings of the Board and of any committees of which they are a member, as well as the annual meeting of stockholders. All of the current members of the Board attended the 2014 Annual Meeting of Stockholders, other than Mr. Gehring and Ms. McIntyre (who was not a director in 2014).

There were six meetings of the Board of Directors during 2014. All of the current directors who were directors during 2014 attended at least 75% of the aggregate number of meetings of the Board and the Committees of the Board on which they served.

Our non-management directors meet regularly in executive sessions without management or the management directors. Mr. Nasella, our presiding director, presides at the executive sessions of the non-management directors.

Committees

The Board of Directors has standing Audit & Risk Management; Compensation; Nominating, Governance & Management Development; and Corporate Social Responsibility Committees. Each committee has a written charter adopted by the Board of Directors that is available free of charge on our website, www.pvh.com.

Audit & Risk Management Committee

The Audit & Risk Management Committee is currently composed of Messrs. Figuereo (Chairman), Maggin, Marino and Rosenfeld, each of whom, other than Mr. Rosenfeld, served on the Committee for the entirety of 2014. Mr. Rosenfeld joined the Committee upon joining the Board in March 2014. Each of Messrs. Figuereo, Maggin, Marino and Rosenfeld has been determined by the Board to be independent for purposes of audit committee service under the New York Stock Exchange’s listing standards and Exchange Act Rule 10A-3 and an “audit committee financial expert,” as defined in Item 407 of Regulation S-K under the Exchange Act.

The Audit & Risk Management Committee must be composed of three or more directors, all of whom must meet the independence requirements identified above. The Committee is charged with providing assistance to the Board in fulfilling the Board’s oversight functions relating to the quality and integrity of our financial reports, monitoring our financial reporting process and internal audit function, monitoring the outside auditing firm’s qualifications, independence and performance, and performing such other activities consistent with its charter and our By-laws, as the Committee or the Board deems appropriate. The Committee will also have such additional functions as are required by the New York Stock Exchange, the SEC and federal securities law. The Committee is directly responsible for the appointment, compensation and oversight of the work of the outside auditing firm.

The Audit & Risk Management Committee held nine meetings during 2014.

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Compensation Committee

The Compensation Committee is currently composed of Ms. Baglivo and Messrs. Nasella (Chairman) and Rydin, each of whom served on the Committee for the entirety of 2014. Our Chief Executive Officer, Chief Financial Officer, Executive Vice President — Human Resources, and General Counsel regularly attend and participate in meetings, as do representatives of ClearBridge Compensation Group (“ClearBridge”), the Committee’s independent compensation adviser since 2009.

The Compensation Committee must be composed of three or more directors. All members must be independent under the rules of the New York Stock Exchange and Rule 10c-1 of the Exchange Act and must qualify as “outside” directors under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and as “non-employee” directors under Rule 16b-3 under the Exchange Act. The Board has determined that all current members satisfy such requirements. The Committee is charged with discharging the Board of Director’s responsibilities relating to the compensation of our Chief Executive Officer and all of our other “executive officers” as defined under New York Stock Exchange rules and covers both “executive officers” and “officers” under the Exchange Act. The Committee also has overall responsibility for approving or recommending to the Board approval of and/or evaluating all of our compensation plans, policies and programs and is responsible for preparing the disclosure required by Item 407(e)(5) of Regulation S-K to be included in the proxy statement for each Annual Meeting of Stockholders.

The Compensation Committee has delegated limited authority to our Chief Executive Officer to make equity awards under our 2006 Stock Incentive Plan. Pursuant to this authority, the Chief Executive Officer may grant, on an annual basis, a maximum of 100,000 shares, with each stock option treated as one share and each restricted stock unit granted treated as two shares, and may grant up to 5,000 stock options and 2,500 restricted stock units to each grantee. The Committee has sole authority to grant equity awards to individuals whose compensation is set by the Committee, such as Section 16 officers and employees who are, or could be, a “covered employee” within the meaning of Section 162(m) of the Code.

The Compensation Committee meets regularly throughout each year. Compensation decisions regarding the most recently completed fiscal year (e.g., determination of payouts of incentive plan awards) and the current fiscal year (e.g., setting base salaries, establishing performance-based awards and granting equity awards) are generally made at the meetings during the first quarter of the year. In addition, the Committee considers and approves at these meetings any new incentive compensation plans or arrangements that need to be approved by the Board or our stockholders. The other meetings are typically focused on reviewing our compensation programs generally and discussing potential changes to the program, including to address corporate governance and regulatory developments, as well as to address compensation issues relating to changes in executives and promotions among the executive ranks.

The Compensation Committee directs the compensation consultant, approves the scope of the compensation consultant’s work each year and approves the compensation consultant’s fees. The compensation consultant meets and works with the Committee and the Committee Chairman, as well as with our Chief Executive Officer and our Executive Vice President — Human Resources, in developing each year’s compensation packages and overall compensation program. The Committee reviews the compensation program and related matters annually and instructs the compensation consultant to provide information, analysis and recommendations to the Committee. Areas of focus in 2014 included our peer group and the performance measures, performance cycles and payouts under our incentive compensation plans. The Executive Vice President — Human Resources reviews drafts of the materials the compensation consultant prepares for distribution to the Committee to ensure the accuracy of our internal data and, together with our General Counsel, provides additional guidance to the Committee regarding applicable matters such as employee perceptions and reactions, and legal and disclosure developments. The compensation consultant also assists the Committee in regard to its assessment of risks in our compensation program and consideration of tally sheets.

Management is prohibited from retaining the compensation consultant without obtaining the prior approval of the Compensation Committee. No such approval has been sought.

The Compensation Committee held seven meetings during 2014.

Nominating, Governance & Management Development Committee

The Nominating, Governance & Management Development Committee currently consists of Messrs. Fuller (Chairman), Nasella and Rydin, each of whom, other than Mr. Rydin, served on the Committee for the entirety of 2014. Mr. Rydin joined the Committee in June 2014. Margaret Jenkins, a former director, served as a member of the Committee until June 2014. The Committee must be composed of three or more directors, all of whom must meet the independence requirement under the rules of the New York Stock Exchange. The Board has determined that all current members satisfy such requirement.

The Nominating, Governance & Management Development Committee is charged with identifying individuals qualified to become Board members and recommending director nominees to the Board, recommending director nominees for each committee, and recommending the Board Corporate Governance Guidelines relating to Board service. In evaluating potential candidates and the need for new directors, the Committee may consider factors such as professional experience and business, charitable or educational background, performance, age, service on other boards of directors and years of service on the Board, as the members deem appropriate.

The Nominating, Governance & Management Development Committee is also responsible for chief executive officer and management succession planning, as well as senior management development, and Board evaluations (see page 14).

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The Nominating, Governance & Management Development Committee will consider for election to the Board of Directors a nominee recommended by a stockholder if the recommendation is made in writing and includes (i) the qualifications of the proposed nominee to serve on the Board, (ii) the principal occupations and employment of the proposed nominee during the past five years, (iii) each directorship currently held by the proposed nominee and (iv) a statement that the proposed nominee has consented to the nomination. The recommendation should be addressed to our Secretary.

The Nominating, Governance & Management Development Committee held four meetings during 2014.

Corporate Social Responsibility Committee

The Corporate Social Responsibility Committee is currently composed of Dr. Rodriguez (Chairperson), Ms. Baglivo, Mr. Callinicos, Mr. Maggin and Ms. McIntyre, each of whom, other than Ms. Baglivo, Mr. Callinicos and Ms. McIntyre, served on the Committee for the entirety of 2014. Mr. Callinicos joined the Committee upon joining the Board in March 2014, Ms. Baglivo joined the Committee in June 2014, and Ms. McIntyre joined the Committee upon joining the Board in February 2015. Ms. Jenkins and Helen McCluskey, both of whom are former directors, served as members of the Committee until June 2014. Ms. McIntyre has been identified as Dr. Rodriguez’s successor as Chair.

The Corporate Social Responsibility Committee must be composed of two or more directors and each must meet the independence requirement under the rules of the New York Stock Exchange. The Board has determined that all current members satisfy such requirement. The Committee is charged with acting in an advisory capacity to the Board and management with respect to policies and strategies that affect the Company’s role as a socially responsible organization.

The Corporate Social Responsibility Committee held four meetings during 2014.

Other Corporate Governance Matters

Corporate Governance Guidelines

The Board of Directors has adopted Corporate Governance Guidelines. The Guidelines address several key areas of corporate governance, including director qualifications and responsibilities, Board committees and their charters, the responsibilities of the presiding director, director independence, director access to management, director compensation, director orientation and education, evaluation of management, management development and succession planning, and annual performance evaluations for the Board. The Nominating, Governance & Management Development Committee reviews the Guidelines annually and determines whether to recommend changes to the Board. The Guidelines are available free of charge on our website, www.pvh.com.

Leadership Structure of the Board

Our Chief Executive Officer currently serves as Chairman of the Board of Directors. Our Corporate Governance Guidelines provide for the independent directors to elect annually one of the independent directors to serve as presiding director for any annual period that the Chief Executive Officer serves as Chairman. The Nominating, Governance & Management Development Committee is responsible for nominating the director to serve in such role. Mr. Nasella currently serves as our presiding director.

The duties of the presiding director include the following:

*	presiding at all meetings of the Board of Directors at which the Chairman is not present, including executive sessions of the non-management and independent directors;
*	serving as liaison between the Chairman and the non-management and independent directors;
*	discussing with management and/or approving non-routine information sent to the Board;
*	reviewing and approving Board meeting agendas;
*	assuring that there is sufficient time for discussion of all agenda items;
*	having the authority to call meetings of the non-management and independent directors; and
*	if reasonably requested by major stockholders, ensuring that he or she is available for consultation and direct communication.

The Board of Directors believes that no single leadership model is right for the Company and that whether the offices of Chief Executive Officer and Chairman should be combined or separate depends on the circumstances. The Board of Directors believes that combining these two roles, coupled with a presiding director with the duties described above, is the most effective leadership structure for us at this time. Mr. Chirico’s combined role has promoted unified leadership and direction for the Board and executive management and has allowed for a single, clear focus for the chain of command to execute our strategic initiatives and business plans. Mr. Chirico’s extensive knowledge of and tenure at the Company places him in a unique leadership role.

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To assure effective independent oversight, the Board of Directors has adopted a number of governance practices, including:

*	requiring that the members of all key committees of the Board must be independent under the rules of the New York Stock Exchange;
*	holding executive sessions of the non-management directors after every Board meeting and, when not all non-management directors are independent, periodically, continuing these sessions with only the independent directors present; and
*	requiring a strong, independent, clearly defined presiding director role (as discussed above).

Board Evaluations

The Nominating, Governance & Management Development Committee oversees the annual Board evaluation process, which includes the construction of comprehensive questionnaires covering the Board, each committee and individual director performance (started in 2015). The questionnaires for each committee are also provided to executives and outside advisors who regularly attend the relevant committee’s meetings. The independent directors hold a meeting annually to discuss the results of and comments received on the Board questionnaire separate from a regular meeting of the Board. The committees consider their questionnaire comments and results are generally provided in advance of the meeting to facilitate discussion. The results of the initial individual self-assessments are expected to be considered by the Nominating, Governance & Management Development Committee to consider recommendations for education, the best ways to utilize each director’s skills, agenda items for Board meetings and make decisions on director nominations and the consideration of new directors.

Director Education

We encourage directors to pursue educational opportunities to enable them to better perform their duties and learn about emerging issues. In addition, we provide educational materials, including New York Stock Exchange materials, in-house education materials and outside publications, to directors on a regular basis. We have not budgeted or limited the amount to be spent on director education. Instead, we allow directors to determine the amount of education that they deem appropriate. The Nominating, Governance & Management Development Committee may also request directors seek out education programs or the Board receive presentations based on results from the individual director self-assessments. In our Corporate Governance Guidelines, we strongly encourage directors to attend at least one external director education program per year.

Risk Oversight

The Board of Directors oversees the management of risks related to the operation of our business. As part of its oversight, the Board receives periodic reports from members of senior management on various aspects of risk, including our enterprise risk management program and business continuity planning. The committees of the Board of Directors also oversee the management of risks that fall within their respective areas of responsibility. In performing this function, each committee has full access to management, as well as the ability to engage advisors. The Chairperson of each committee reports on the applicable committee’s activities at each Board meeting and would have the opportunity to discuss risk management with the full Board at that time.

The Audit & Risk Management Committee discusses our policies with respect to risk assessment and risk management, as required under its charter and by New York Stock Exchange rules. As an extension of this role, the Committee monitors the operation of our enterprise risk management program. On an annual basis, the Audit & Risk Management Committee receives an enterprise risk management report, identifying our most significant operating risks and the mitigating factors that exist to control those risks. The Committee also receives regular reports from our Chief Risk Officer, Director of Risk Management, financial reporting and tax teams, General Counsel and others on various issues of risk and risk management programs. In addition, the Committee meets privately on a regular basis with representatives of our independent auditors to discuss our auditing and accounting processes and management.

The Compensation Committee considers as part of its oversight of our executive compensation program the potential for risky behavior in connection with our executive compensation program and the incentives created by the compensation awards that it administers. The Committee receives a risk assessment from its compensation consultant that analyzes the risks represented by each component of our executive compensation program, as well as mitigating factors. We discuss this in further detail in this Proxy Statement under the heading “Risk Considerations In Compensation Programs.”

The Corporate Social Responsibility Committee monitors human rights, work conditions and environmental programs administered by our Global Compliance teams and receives updates on issues of significance that are encountered in our business.

Code of Ethics; Code of Business Conduct and Ethics

We have a Code of Ethics for our Chief Executive Officer and our senior financial officers. In addition, we have a Code of Business Conduct and Ethics for our directors, officers and employees. These codes are posted on our website, www.pvh.com. We intend to disclose on our website any amendments to, or waivers of, the Code of Ethics that would otherwise be reportable on a current report on Form 8-K. Such disclosure would be posted within four business days following the date of the amendment or waiver.

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Political and Lobbying Activities

It is our practice not to contribute to political candidates, parties and causes. We do participate from time-to-time in lobbying activities, principally through our membership in industry associations. We have also been actively involved in seeking an extension of the African Growth and Opportunity Act (“AGOA”), which offers incentives for African countries to continue their efforts to open their economies and build free markets. We believe East Africa provides a potential opportunity for us to be involved in the vertically integrated production of apparel in an environment where our corporate social responsibility standards can be implemented from the outset, including adherence to best practices in working conditions, workers’ rights, building and fire safety, and use of green energy sources.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based upon our review of the filings furnished to us pursuant to Rule 16a-3(e) promulgated under the Exchange Act and on representations from our officers and directors, all filing requirements of Section 16(a) of the Exchange Act were complied with during the fiscal year ended February 1, 2015.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors has reviewed and discussed with management the Compensation Discussion and Analysis section of this Proxy Statement. Based on this review and discussion, the Committee has recommended to the Board that the Compensation Discussion and Analysis section be included in this Proxy Statement.

Compensation Committee

Henry Nasella, Chairman

Mary Baglivo

Craig Rydin

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COMPENSATION DISCUSSION AND ANALYSIS

Introductory Note

The following discussion and analysis explains our current compensation program for the following individuals, who we refer to as our “Named

Executive Officers” (“NEOs”):

*   Emanuel Chirico, our Chairman and Chief Executive Officer

*   Michael A. Shaffer, our Executive Vice President and Chief Operating & Financial Officer

*   Francis K. Duane, Chief Executive Officer, Heritage Brands and North America Wholesale

*   Daniel Grieder, Chief Executive Officer, Tommy Hilfiger and PVH Europe

*   Steven B. Shiffman, Chief Executive Officer, Calvin Klein

*   Fred Gehring, Executive Chairman, Tommy Hilfiger, and Vice Chairman, PVH Corp.

Mr. Gehring was Chief Executive Officer, Tommy Hilfiger and PVH International Operations, through June 2014. In those capacities, he was an executive officer. His current roles are performed on a part-time basis and his functions are such that he is no longer deemed to be an executive officer. He is included as a Named Executive Officer under the requirements of the Exchange Act.

Executive Summary

PVH has evolved from its 1881 roots to become a diversified global company with over $8.2 billion in 2014 revenues through a combination of strategic acquisitions and by successfully growing our brands globally across the wholesale, retail, e-commerce and licensing channels. We launched the Van Heusen soft-folding collar in 1921, acquired IZOD in 1995, and added Calvin Klein and ARROW to our portfolio in the early 2000s, Tommy Hilfiger in 2010, and Calvin Klein Underwear, Calvin Klein Jeans, Speedo4, Warner’s and Olga in 2013 through our acquisition of The Warnaco Group, Inc. (which we refer to as “Warnaco”). Our global infrastructure, sourcing network, and brand management and marketing teams are leveraged over three business groups — Calvin Klein, Tommy Hilfiger and Heritage Brands — which house these (and other) brands, helping us to secure our position as one of the largest branded lifestyle apparel companies in the world.

2014 Performance

Our 2014 results were characterized by two distinct stories that share one common thread. The first half of the year was marked by continued investments in our Calvin Klein business and an overly promotional retail environment in North America. The second half evidenced the initial stages of a recovery in the Calvin Klein business, as our investments began to yield improvements in performance, and our business held up despite continued promotional pressures and foreign exchange volatility, which had an impact on our international business results, particularly in the Tommy Hilfiger business. Throughout the year, macroeconomic and geopolitical challenges existed, tempering results in all regions.

For 2014:

*	Our earnings per share grew 4% to $7.30[5], including an approximate $0.15 negative impact related to foreign currency exchange rates, as our iconic global designer lifestyle brands, Calvin Klein and Tommy Hilfiger, further expanded their operations worldwide and drove our performance.
*	The worldwide consumer appeal of Calvin Klein and Tommy Hilfiger resulted in the continued expansion of their sales, market share and global reach.
*	While our financial results were below our initial expectations, our diversified business model and solid execution enabled us to manage through the volatile environment and achieve 16%[5] earnings per share growth in the second half of 2014.
*	There continued to be positive momentum in our businesses — with particular strength in Tommy Hilfiger, Warner’s, Calvin Klein Underwear and North America sportswear.
*	Earnings before interest and taxes for the Calvin Klein business decreased 7% for the year to $401 million[5].
*	Earnings before interest and taxes for the Tommy Hilfiger business increased 6% for the year to $509 million[5].

4	The Speedo brand is licensed in perpetuity for North America and the Caribbean from Speedo International, Limited.
5	On a non-GAAP basis. The reconciliations to GAAP amounts appear on Exhibit A.

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Our earnings per share, revenue, and earnings before interest and taxes performance over the past three years were as follows:

†	On a non-GAAP basis. The reconciliations to GAAP amounts appear on Exhibit A.

The charts below demonstrate our performance against our 2014 peer group for the one-, two- and three-year periods ended 2014 in key performance metrics.

1	Earnings per share for the Company is on a non-GAAP basis, as reported by us.
2	Overall percentile ranking excludes total shareholder return vs. S&P 500.

2014 Compensation Highlights

Our stockholders overwhelmingly approved the compensation of our Named Executive Officers in the annual advisory vote, with approximately 98% of the votes cast in favor of this proposal (nearly identical to the results in 2012 and 2013). We interpret these results, coupled with discussions that we have had with investors, as a validation of our compensation program. As a result, we retained our general approach to executive compensation.

Modest growth in 2014, coupled with stronger growth in 2013, resulted in Messrs. Chirico, Shaffer and Duane receiving payouts of annual bonuses and, together with Mr. Shiffman, qualifying for a payout (subject to a one-year time-based vesting period) of two-year performance share unit awards between threshold and target levels. Messrs. Grieder, Shiffman and Gehring received annual bonuses between target and maximum levels based both on our overall performance and on the performance of the divisions within Tommy Hilfiger and Calvin Klein, as applicable, for which they had or shared responsibility at the time the awards were granted.

The charts below demonstrate that the compensation paid to our Named Executive Officers is generally consistent with the charts above that show our performance for 2014 and the two- and three-year periods then ended as compared to our peer group. The following charts are the benchmarking comparisons for the 2014 actual total cash compensation and actual total compensation of each of our Named Executive Officers, other than Mr. Gehring. Mr. Gehring is omitted, as his compensation was dictated by his employment agreement and had been developed in connection with his transition to a part-time, non-executive officer role. “Total cash compensation” consists of salary and bonus, and “total compensation” consists of salary, bonus, the value of stock option and restricted stock unit grants made in 2014 and the value of the payouts received from long-term incentive awards for performance cycles ending in 2014.

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1	Messrs. Duane, Grieder, and Shiffman are compared to peer group business unit heads (squares) and the average of the 3rd, 4th, and 5th ranked peer group executives (triangles).

CEO Compensation

*	There were no changes to Mr. Chirico’s compensation package.
*	Mr. Chirico’s compensation was $13.0 million, down 29.1% from 2013. Mr. Chirico’s compensation was $11.2 million, down 37.4% from 2013, excluding the change in pension value and non-qualified deferred compensation earnings (see below).

Compensation of Other NEOs

*	We increased the base salaries of Messrs. Shaffer and Duane to reflect their increased responsibilities resulting from the Warnaco transaction, their individual performance and peer comparisons.
*	Mr. Grieder became Chief Executive Officer, Tommy Hilfiger and PVH Europe, on July 1, 2014, succeeding Mr. Gehring. Previously, he had been Chief Executive Officer, Tommy Hilfiger Europe. In connection and effective with his promotion (and becoming an executive officer), he received additional awards of stock options and restricted stock units and a base salary increase.
*	Mr. Shiffman became Chief Executive Officer, Calvin Klein, on July 1, 2014. Previously, he had been its President and Chief Commercial Officer. In anticipation of his promotion (and becoming an executive officer), his target level bonus and potential performance share unit payouts were increased. In connection and effective with his promotion, he received additional awards of stock options and restricted stock units and a base salary increase.

Pay for Performance

*	All Named Executive Officers who were executive officers in 2013 saw a decrease in compensation due to our mixed performance during 2014.
*	We used negative discretion in paying out bonuses to Messrs. Grieder and Gehring to reflect a qualitative assessment of actual performance of the Calvin Klein Europe business vis a vis the performance goals set at the beginning of the year.

Other Highlights

*	Pension values increased significantly due to the required application of a lower discount rate and significant improvement in the mortality tables published by the Society of Actuaries.
*	All equity awards granted provided for the first time for “double trigger” change in control vesting.

18

2014 Compensation Program

Philosophy and Approach

Our compensation program is a pay-for-performance model based upon the philosophy that we should incentivize our executive officers to improve our financial performance, profitably grow our businesses and increase stockholder value, and reward them only if they attain these objectives. As such, the bulk of each Named Executive Officer’s compensation package consists of short-term and long-term incentive awards that pay out only if we achieve specific financial targets and equity awards that are linked to increases in stock value over time, anchored by a competitive base salary.

We compare the total potential compensation that a Named Executive Officer can earn to the most comparable executives at the companies in our peer group (see pages 26−27) when establishing the compensation packages each year. We calculate the total compensation paid or expected to be paid to our Named Executive Officers at the end of each year and compare that amount to the total compensation paid to the comparable executives.

Program Elements

The table below shows the principal elements of our 2014 compensation program for our Named Executive Officers and the values for 20146.

	BASE SALARY	ANNUAL BONUS	RESTRICTED STOCK UNITS (“RSUs”)	STOCK OPTIONS	PERFORMANCE SHARE UNITS (“PSUs”)
FREQUENCY	Reviewed annually	Granted annually	Granted annually[1]		Two awards: ■ Annual grant[2] ■ “GRIP II” award (made in 2013)
FORM	Cash		Equity
FIXED VS. AT-RISK	Fixed	At-Risk
PERFORMANCE CYCLE/VESTING	N/A	1 year	4 years − vesting 25% on 2nd and 3rd anniversaries and 50% on 4th anniversary of grant	4 years − vesting 25% on each of 1st, 2nd, 3rd and 4th anniversaries of grant	■ Annual grant: 3 years − 2 year performance cycle with 1 year vesting from certification of performance ■ GRIP II: 3 years
PERFORMANCE MEASURES	N/A	■ EPS for all NEOs ■ Divisional operating income for NEOs with divisional responsibilities	Adjusted net income[3]	N/A	■ Annual grant: EPS ■ GRIP II: Absolute stock price growth and relative TSR
VALUES
Emanuel Chirico	$1,350,000	$2,025,000	$1,525,243	$2,603,832	■ Annual Grant: $3,791,544 ■ GRIP II: $1,996,974
Michael A. Shaffer	$850,000	$637,500	$450,300	$681,956	■ Annual Grant: $249,549 ■ GRIP II: $501,298
Francis K. Duane	$1,050,000	$787,500	$450,300	$738,316	■ Annual Grant: $199,614 ■ GRIP II: $501,298
Daniel Grieder	€769,000	€615,200	$500,777	$571,884	■ GRIP II: $998,487
Steven B. Shiffman	$850,000	$637,500	$300,630	$342,524	■ Annual Grant: $199,614 ■ GRIP II: $422,947
Fred Gehring	€950,000	€1,425,000	$0	$0	■ GRIP II: $3,328,290
1	Mr. Gehring did not receive an annual grant of RSUs or stock options in 2014 under the terms of his employment agreement.
2	Messrs. Grieder and Gehring have not received annual grants of PSUs.
3	Applies only to the U.S.-based Named Executive Officers and is only intended to satisfy the conditions for the deductibility of the awards under Section 162(m) of the Code.

6	Base salaries shown at highest level for the year. See page 22. Bonuses are at the target level payouts. RSUs and stock options are at grant date value and, for Messrs. Grieder and Shiffman, include additional stock options granted at the time of their promotions. Annual PSUs are at grant date value, at target. GRIP II awards are equal to one-third of total value, at target. See page 24 for a description of the GRIP II awards.

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Our compensation program does not prescribe a specific formula for the mix of pay elements but all compensation packages are weighted towards incentive compensation elements over base salary and long-term elements over annual elements. We start with the median of the applicable peer group executives when setting the compensation packages for each Named Executive Officer and then consider both objective and subjective factors, such as job responsibility; individual, business unit and corporate performance; potential for advancement; tenure with the Company; and internal pay equity. Additionally, the Compensation Committee receives input from management, particularly Mr. Chirico and the Executive Vice President — Human Resources.

PVH
2014 Peer Group
CEO
10% Fixed
25% Cash
10%
15%
44%
11%
20%
75% Equity
90% At-Risk
14% Fixed
37% Cash
14%
40%
23%
4%
19%
63% Equity
86% At-Risk
All Other NEOs
48% Cash
26% Fixed
28%
26%
13%
23%
10%
52% Equity
74% At-Risk
24% Fixed
46% Cash
29%
24%
15%
22%
10%
54% Equity
76% At-Risk
Long-Term Incentives
Salary
Bonus
RSUs
Stock Options
PSUs

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Compensation Practices

Below are certain of our practices that we believe are in our stockholders’ interests.

Things We Do		Things We Do Not Do

✓ Most compensation components are subject to our performance and the performance of our Common Stock, with an emphasis on long-term components.

✓ Change in control arrangements are “double trigger.”

✓ Our Chief Executive Officer is required to hold Common Stock with a value equal to 6x his annual base salary. Our other NEOs must hold Common Stock with a value equal to their respective annual base salaries.

✓ NEOs who are not in compliance with their ownership guideline must hold 50% of their after-tax shares received upon vesting or exercise of awards until they are.

	Alignment with stockholders	✘ We do not permit repricing of underwater stock options. ✘ We do not accrue dividends or dividend equivalents on PSUs during the performance cycle.
✓ Awards under our incentive plans are capped. ✓ We conduct an annual risk assessment of our executive compensation program.	Avoidance of excessive risk	✘ We do not permit our NEOs to pledge our securities, hold securities in a margin account or engage in hedging or similar transactions.

✓ All of our incentive compensation plans include clawback provisions.

✓ The Compensation Committee consists of three independent directors who have engaged the services of an independent compensation advisor.

Best practices

✘ Pension and welfare benefits and perquisites are not a significant part of our NEOs’ compensation.

✘ NEO employment agreements do not provide for tax gross-ups.

✘ We do not provide any special benefits or compensation upon the death of a NEO, with one exception.[1]

1	Mr. Gehring’s estate receives a payment equal to three months’ base salary upon his death, if he is employed by us at that time. This was a term of his employment at the time of the Tommy Hilfiger acquisition that we agreed to continue.

Recent Developments

We recently changed the terms of our annual performance share unit awards. Awards granted in 2015 are (and going forward are expected to be) subject to a three-year performance cycle and 50% of the award will be based on stock price performance and 50% on relative total shareholder return (which we refer to as “TSR”).

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Executive Compensation Overview

Base Salaries

Objective.   We pay base salaries to provide our executive officers with a stable and secure source of income at a market-competitive level in order to retain and motivate these individuals.

Considerations.   Base salaries are based upon our overall performance and expected performance, the performance of each individual executive officer, and the performance of the executive’s division (for operational executives), as well as upon market considerations, peer data and other factors. Examples of these other factors include time between salary increases, promotion (and the base salary of any predecessor in the position), expansion of responsibilities, advancement potential, and the execution of special or difficult assignments. Additionally, the Committee takes into account the relative salaries of our Named Executive Officers. No specific weight is attributed to any of the factors; all factors are considered and a subjective determination is made.

2014 Decisions.   Salary increases are generally effective on June 1 of the year granted. The salaries for Messrs. Grieder and Shiffman were effective July 1, 2014, the date on which each became an executive officer.

Name	2014 Base Salary	Increase from Prior Year (%)
Emanuel Chirico	$1,350,000	—
Michael A. Shaffer	$850,000	6.3
Francis K. Duane	$1,050,000	2.4
Daniel Grieder	€769,000	N/A
Steven B. Shiffman	$850,000	N/A
Fred Gehring[1]	€950,000	—

1	Salary decreased to €475,000 effective November 1, 2014 with transition to current part-time role.

Salary increases were generally based on the executive officers’ performance during 2013, expected performance in 2014, additional responsibilities assumed as a result of the Warnaco acquisition, and peer data.

Short-Term Incentives

Performance Incentive Bonus Plan

Objective.   We make annual bonus awards under our Performance Incentive Bonus Plan to provide cash compensation on an annual basis that is at-risk and contingent on the achievement of overall Company performance or divisional performance goals.

Considerations.   We believe annual bonuses are appropriate to incentivize the executive officers to execute against the budget and divisional business plans reviewed and approved by our Board and discussed with investors at the beginning of each fiscal year.

2014 Decisions.   The earnings per share goal at target was based on the budget approved by the Board at the beginning of 2014, with the other goals based off of target. The earnings per share goals set forth below were generally consistent with the range that we used in 2013, except that the threshold goal was set below 2013 performance. This was because 2014 was generally planned less aggressively due to the weak consumer environment in all of our major markets and 2013 results benefited from a one-time item.

Threshold Earnings Per Share ($)	(Decrease) From Prior Year Earnings Per Share (%)	Target Earnings Per Share ($)	Increase From Prior Year Earnings Per Share (%)	Maximum Earnings Per Share ($)	Increase From Prior Year Earnings Per Share (%)
7.00	(2)	7.40	4	8.20	15

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Our 2014 earnings per share of  $7.30 represented a 2.5% increase over 2013 earnings per share used for the payment of bonuses.

	Potential Payouts (% of Base Salary)			Actual Payouts
Name	Threshold	Target	Maximum	% of Base Salary	$
Emanuel Chirico	75	150	300	131.25	1,771,875
Michael A. Shaffer	37.5	75	175	65.63	557,855
Francis K. Duane	37.5	75	175	65.63	689,115

Messrs. Grieder, Shiffman and Gehring were eligible to receive bonus payouts based upon corporate earnings and the earnings of the business divisions for which each had or shared responsibility at the time the awards were granted.

		Earnings Goals
Name (Business Divisions)	Percentage of Bonus Opportunity	Threshold	Target	Maximum	Actual
Daniel Grieder (Tommy Hilfiger International and Calvin Klein Europe)	70	€193,000,000	€203,287,000	€224,000,000	€213,320,000
Steven B. Shiffman (Calvin Klein Global Licensing and Retail)	70	$325,000,000	$346,459,000	$391,000,000	$349,100,000
Fred Gehring (Global Tommy Hilfiger and Calvin Klein Europe)	67	€381,500,000	€401,916,000	€442,500,000	€416,039,000

		Potential Payouts (% of Base Salary)			Actual Payouts
Name	Earnings Component	Threshold	Target	Maximum	% of Base Salary	€/$
Daniel Grieder	Company	6	24	60	19.50	€149,955
	Divisional	14	56	140	81.28	€625,045
	Total	20	80	200	100.78	€775,000
Steven B. Shiffman	Company	11.25	22.5	52.5	19.69	$167,365
	Divisional	26.25	52.5	122.5	56.65	$481,525
	Total	37.5	75	175	76.34	$648,890
Fred Gehring	Company	25	50	100	43.75	€362,530
	Divisional	50	100	200	119.77	€992,462
	Total	75	150	300	163.52	€1,354,992

We used negative discretion in paying out bonuses to Messrs. Grieder and Gehring because we believe a reduction was appropriate in light of a qualitative review of actual performance of the Calvin Klein Europe business relative to its pre-established goals. Mr. Gehring’s bonus payout is calculated based on his weighted average salary during 2014.

Long-Term Incentives

Stock Options and Restricted Stock Units

Objective.   We make annual grants under our 2006 Stock Incentive Plan of stock options and restricted stock units to our Named Executive Officers in order to align their interests with those of our stockholders. The value of these awards is at-risk.

Considerations.   We believe that stock options provide an incentive to recipients to increase stockholder value over the long term, as the maximum benefit of the options granted cannot be realized unless stock price appreciation occurs over a number of years. Moreover, we believe that stock options have the potential to deliver more value to an executive than restricted stock units.

We grant restricted stock units because they mimic the interests of stockholders, as both increases and decreases in our stock price have the same effect on holders of restricted stock units as they do on stockholders. Additionally, they serve as a constant incentive, regardless of fluctuations in stock price.

We believe that the use of both options and restricted stock units is consistent with our compensation philosophy, as each aligns our executives with stockholder interests in different ways.

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2014 Decisions.   We granted both stock options and restricted stock units to our Named Executive Officers, other than Mr. Gehring, during 2014. Mr. Gehring was not eligible to receive a 2014 grant of stock options or restricted stock units under the terms of his employment agreement. The restricted stock unit awards granted to Messrs. Chirico, Shaffer, Duane and Shiffman, who are on our U.S. payroll, are subject to a performance-based condition that is intended to satisfy the conditions for the deductibility of the awards under Section 162(m) of the Code, in addition to the time-based criteria for vesting. Specifically, the awards required us to achieve $150 million of adjusted net income for any of 2014, 2015, 2016 or 2017. We achieved the required level in 2014. As a result, each of these officers will vest in his award, assuming he remains employed by us through each of the vesting dates, which end in 2018.

Performance Share Units

Objective.   We make annual grants under our 2006 Stock Incentive Plan of performance share units. The purpose of these awards is to provide compensation that is at-risk and contingent on the achievement of the selected performance criteria over an extended period. Performance share units have an additional link to performance in that their value will increase if our stock price is higher at the end of the performance cycle than it was on the grant date (and will decrease if the stock price is lower). These awards also have retentive value because they generally only pay out if the participant remains employed for the performance cycle.

Considerations.   Earnings per share has been the principal component of all annual performance share unit awards through 2014, as it has been viewed by us as the best measure of performance, with the best alignment of interest with stockholders. We believe that our use of earnings per share, coupled with measuring our stock price growth and total shareowner return performance relative to S&P 500 companies through the GRIP II, provides a balanced focus on driving long-term financial performance with the ultimate goal of creating value for our shareholders.

GRIP II.   We granted “GRIP II” (Growth and Retention Incentive Plan II) performance share unit awards in 2013 to incentivize certain executives, including the Named Executive Officers, to oversee the smooth integration of the Warnaco business and the growth of those businesses consistently with management’s plans developed in connection with the acquisition. The performance measures used for these awards are absolute stock price growth and total shareholder return as compared to the total shareholder return of the companies included in the S&P 500 Index at the time the award was made. The financial measures cover a three-year performance cycle. We took the GRIP II award into consideration in formulating 2014 compensation packages, ascribing one-third of the grant date value at target to each year.

Potential payouts of performance share unit awards are determined by taking the applicable monetary amounts at threshold, target and maximum and converting the amount to a number of shares based on the value of our Common Stock when the award is granted.

2014 Decisions — New Awards

All of our Named Executive Officers, other than Messrs. Grieder and Gehring, received awards of performance share units in 2014 with respect to a performance cycle covering 2014 and 2015. The earnings per share growth targets for the performance cycle are as follows:

Threshold Cumulative Earnings Per Share ($)	Compound Growth (%)	Target Cumulative Earnings Per Share ($)	Compound Growth (%)	Maximum Cumulative Earnings Per Share ($)	Compound Growth (%)
15.05	3.7	15.91	7.6	17.63	15.1

These goals are presented solely for the purpose of describing our compensation program. They are not management’s estimates of results or other guidance. Investors should not apply these goals to other contexts.

The potential payouts in shares of our Common Stock and the grant date values of the payouts are as follows:

	Shares (#)			Grant Date Values ($)
Name	Threshold	Target	Maximum	Threshold	Target	Maximum
Emanuel Chirico	15,148	30,296	68,166	1,895,772	3,791,544	8,530,975
Michael A. Shaffer	997	1,994	3,987	124,775	249,549	498,973
Francis K. Duane	798	1,595	3,190	99,870	199,614	399,229
Steven B. Shiffman	798	1,595	3,190	99,870	199,614	399,229

We continued the use of a two-year performance cycle for 2014, coupled with a one-year time vesting period following the certification of performance at or above the threshold level at the end of the cycle. This construct has both retentive effect and aligns interests with stockholders, as the value of shares earned but not vested will continue to fluctuate with increases and decreases in our stock price.

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2014 Decisions — Payouts of Awards for 2013 — 2014 Performance Cycle

All of our Named Executive Officers who were granted performance share awards earned payouts of their awards for the two-year performance cycle ended February 1, 2015. These awards include a one-year time vesting period following the certification of performance. The earnings per share growth targets and actual performance with respect to the cycle were as follows:

Threshold Cumulative Earnings Per Share ($)	Compound Growth (%)	Target Cumulative Earnings Per Share ($)	Compound Growth (%)	Maximum Cumulative Earnings Per Share ($)	Compound Growth (%)	Actual ($)
14.19	5.0	15.05	9.2	16.45	15.7	14.42

	Shares (#)
	Potential Payouts			Actual
Name	Threshold	Target	Maximum
Emanuel Chirico	16,515	33,030	74,316	20,932
Michael A. Shaffer	1,087	2,173	4,346	1,377
Francis K. Duane	870	1,739	3,477	1,102
Steven B. Shiffman	652	1,304	2,608	826

Other Benefits

Our Named Executive Officers, other than Messrs. Grieder and Gehring, participate in our Pension Plan, Supplemental Pension Plan, AIP, Supplemental Savings Plan and Executive Medical Reimbursement Insurance Plan. Messrs. Grieder and Gehring participate in the Zwitserleven Pensioen Plan (a defined contribution plan of a Dutch subsidiary). In addition, Messrs. Chirico and Duane are parties to capital accumulation program agreements with us. See “Executive Compensation — Pension Benefits,” “Executive Compensation — Non-qualified Deferred Compensation” and “Executive Compensation — Summary Compensation Table” for a description of the U.S. programs.

We believe that the benefits offered under our retirement, pension and welfare plans serve a different purpose than do the other components of compensation. In general, they are designed to provide a safety net of protection against the financial catastrophes that can result from illness, disability or death, and to provide a reasonable level of retirement income based on compensation and years of service. Benefits offered to our executive officers are similar to those that are offered to the general employee population, with some variation to promote tax efficiency and replace benefit opportunities lost due to regulatory limits.

Perquisites are limited and generally consist of discounts in our retail stores available to all employees and, in certain cases, clothing allowances and gym memberships. We also own a car and employ a driver who drives executives and provides other work services (such as messenger services). We “acquired” this perquisite as part of the Tommy Hilfiger acquisition and decided to continue to offer the driver’s services. Although the majority of the driver’s services (and, therefore, the costs associated with a car) are for business purposes, we do allow Mr. Chirico to use the service for personal purposes, generally his daily commute, as we believe this service enables him to be more productive during this time. Mr. Gehring is also allowed certain personal use of the car and driver, as it was a service provided to him prior to the acquisition. Mr. Grieder is a resident of Switzerland and receives a housing allowance to cover housing expenses while working in Amsterdam, where our European operations are based. Lastly, as part of certain of our marketing activities, including sponsorships of the National Football League’s New York Giants and the National Basketball Association’s Brooklyn Nets, we have a limited number of tickets (including use of a suite) to New York Giants football games at MetLife Stadium and events at the Barclays Center. These are provided at no cost to us and, at times, may be used personally by our Named Executive Officers, as they are available to all of our employees on a non-discriminatory basis. We also own rights to suites at Amsterdam Arena (home of Ajax Amsterdam, a team in the Eredivisie, the top soccer league in the Netherlands) and MetLife Stadium for the New York Jets, as well as a box for the United States Tennis Association’s U.S. Open. Although primarily used for business purposes, tickets to the suites and box may on occasion be used personally by associates, including our Named Executive Officers.

Administration of Compensation Programs

General

Although this discussion and analysis is framed in terms of  “our” (i.e., management’s) approach to compensation and speaks to actions taken by the Compensation Committee of the Board of Directors, our compensation program is a cooperative effort among management, the Committee and the full Board, with advice from ClearBridge Compensation Group. ClearBridge is engaged by, and reports directly to, the Committee and has been determined by the Committee to be independent under SEC rules and NYSE listing standards. ClearBridge also advises, and reports directly to, the Nominating, Governance & Management Development Committee on non-employee director compensation matters.

Our program and compensation plans have flexibility that permit the use of other elements and varying terms. The Compensation Committee reviews the program annually, keeping abreast of regulatory changes, following marketplace developments and analyzing practices within our peer group.

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This effort is intended to ensure that our practices are consistent with stockholder interests and continue to enable us to recruit, retain and motivate qualified employees. In administering the program each year, the Committee determines what elements will be used, the terms of all awards and, with respect to performance cycles concluded, the achievement of all financial measures and payouts to be made.

Messrs. Grieder and Gehring.   The compensation packages for Messrs. Grieder and Gehring are structured somewhat differently than the other Named Executive Officers due to a number of factors, including their significant ownership interest in our Common Stock when we acquired Tommy Hilfiger as a result of shares received in exchange for their interests in Tommy Hilfiger, their employment outside of the U.S., their status as non-U.S. taxpayers and the arrangements with Mr. Gehring that we agreed to assume when we acquired Tommy Hilfiger. Accordingly, not all of the discussion regarding our Named Executive Officers pertains to them.

Use of Non-GAAP Results.   Performance targets based on corporate or divisional performance are typically measured on a non-GAAP basis. The Compensation Committee determines at the time it establishes the targets certain types of expenses, costs and other matters (such as acquisition and related restructuring and integration costs and subsequent changes in tax or accounting rules) that it believes should not affect the calculation of the achievement of a performance goal. Divisional performance targets also typically exclude corporate allocations, costs associated with corporate initiatives, and other matters that management recommends to the Committee not to be considered.

The performance targets discussed in this Proxy Statement all include adjustments and exclusions of the type discussed above. These adjustments and exclusions may differ from those used by management when providing guidance and discussing results, particularly as a year progresses and unanticipated items are incurred, and as a multi-year performance cycle progresses and specific items are identified, actual costs are quantified and unanticipated items are incurred. As a result, the earnings per share results and targets discussed above differ from, or may not in the future be in alignment with, our reported earnings.

Timing of Equity Awards.   Our equity award policy provides that the annual equity grant to our senior executives, including our Named Executive Officers, generally will be approved by the Compensation Committee at a meeting held during the period commencing two days after the public release of the prior year’s earnings results and ending two weeks prior to the end of the first fiscal quarter of the current year. Equity awards may be made to our Named Executive Officers outside of the annual grant process in connection with a promotion, assumption of new or additional duties or other appropriate reason. All such grants to our Named Executive Officers must be approved by the Committee and generally will be made on the first business day of the month following the effective date of the precipitating event (or on the effective date, if the first business day of a month). The Committee retains the discretion not to make grants at the times provided in the policy if the members determine it is not appropriate to make a grant at such time, such as if they are in possession of material non-public information. Additionally, the Committee retains the discretion to make grants, including an annual equity grant, at times other than as provided in the policy if the members determine circumstances, such as changes in accounting and tax regulations, warrant making a grant at such other times.

Industry Peer Group

The Compensation Committee considers a study compiled by ClearBridge of compensation packages for executives in an industry peer group, generally culled from public filings and published compensation benchmark surveys, as part of its review when considering compensation packages. On an annual basis, ClearBridge identifies companies involved in the wholesale or retail of apparel and related products that use similar channels of distribution and are of a comparable size to us and the Committee reviews, considers and approves the group. The peer group is used to provide market context for compensation decisions, both because these are the companies with which we compete for executive talent and it helps the Committee assess the reasonableness of our compensation packages.

We analyzed our peer group composition in 2014 and removed Esprit Holdings Limited because of its limited availability of compensation data. We added Tiffany & Co., as it is a relevant peer and adequate information is available. The 2014 peer group consisted of public companies with wholesale or retail apparel or related products businesses that had revenues for their most recently completed fiscal year between approximately 50% and 200% of our annual revenue.

Abercrombie & Fitch Co.	Hanesbrands Inc.	Ralph Lauren Corporation
Avon Products, Inc.	L Brands, Inc.	The Gap, Inc.
Burberry Group plc	Levi Strauss & Co.	Tiffany & Co.
Coach, Inc.	Luxottica Group S.p.A.	V.F. Corporation
The Estee Lauder Companies Inc.	Nordstrom, Inc.

Prohibition on Pledging and Hedging

We have a comprehensive insider trading policy that includes a prohibition on pledging our securities, holding them in a margin account or engaging in hedging and similar transactions in respect of them. This policy, applicable to all officers (as defined under the Exchange Act) and directors, was put into place to ensure that the interests of these individuals remain aligned with those of our stockholders and they continue to have the incentive to execute our long-term plans and achieve the performance for which their equity awards are intended.

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Clawbacks

All of our incentive compensation plans have provisions that allow us to seek recovery against individual executive officers for amounts paid under the plan in certain events due to fraud or misconduct.

Internal Pay Equity

We do not have a policy regarding internal pay equity but we do review compensation levels to ensure that appropriate internal pay equity exists. In some cases, there are differences in the compensation packages awarded to our Named Executive Officers, such as differences in the percentage of base salary payable under our incentive awards. These differences are largely the result of benchmarking but also reflect the Named Executive Officer’s seniority, relative pay, tenure in his position and similar considerations. With these exceptions, our policies and decisions relating to our Named Executive Officer compensation packages are substantially identical.

The following charts show the ratios of Mr. Chirico’s target total direct compensation to that of the next highest paid executive officer and to that of the other Named Executive Officers for each of the past three years:

CEO Target Total Direct Compensation vs. 2nd Highest Paid Named Executive Officer ($ in millions)

2nd Highest Paid Named Executive Officer
CEO
$10.0
$13.2
$13.3
1.8x
2.0x
2.1x
$5.6
$6.5
$6.4
2012
2013
2014

CEO Target Total Direct Compensation vs. All Other Named Executive Officers ($ in millions)

All Other Named Executive Officers (Avg)
CEO
$10.0
$13.2
$13.3
2.8x
3.2x
3.3x
$3.6
$4.2
$4.0
2012
2013
2014

Federal Income Tax Deductibility of Executive Compensation

Section 162(m) of the Code generally limits to $1 million per year the amount a publicly held corporation may deduct as a business expense in respect of compensation paid to a company’s chief executive officer and the three other most highly compensated executive officers, other than the chief financial officer. The limit is subject to certain exceptions, including an exclusion of qualified performance-based compensation. Compensation paid or received under our incentive plans (other than solely time-based restricted stock and restricted stock units) is generally intended to satisfy the requirements for full deductibility. Nonetheless, our philosophy and decisions are driven by factors not limited to deductibility and there have been (and there may be future) instances where we determine that it is in our best interest to provide compensation that is not fully deductible. This was the case when Mr. Chirico’s and Mr. Duane’s base salaries were set.

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Employment Agreements, Termination of Employment and Severance

We have employment agreements with our Named Executive Officers. These agreements generally provide them with severance benefits while providing us with the protections of restrictive covenants. We use them to attract and retain qualified executives who could have job alternatives that they might accept absent the arrangements. The material terms of these agreements are described on pages 34 to 35. ClearBridge has advised us that the employment agreements for our U.S.-based executives provide benefits that are generally “market,” particularly within our industry peer group.

Name	Description	SEC Filing
Emanuel Chirico	Second Amended and Restated Employment Agreement	* Annual Report on Form 10-K for the fiscal year ended February 1, 2009, Exhibit 10.15
	First Amendment to Second Amended and Restated Employment Agreement	* Quarterly Report on Form 10-Q for the period ended May 2, 2010, Exhibit 10.1
	Second Amendment to Second Amended and Restated Employment Agreement	* Quarterly Report on Form 10-Q for the period ended August 1, 2010, Exhibit 10.6
	Third Amendment to Second Amended and Restated Employment Agreement	* Current Report on Form 8-K filed January 28, 2011, Exhibit 10.1
Michael A. Shaffer	Second Amended and Restated Employment Agreement	* Annual Report on Form 10-K for the fiscal year ended February 1, 2009, Exhibit 10.30
	First Amendment to Second Amended and Restated Employment Agreement	* Current Report on Form 8-K filed January 28, 2011, Exhibit 10.2
Francis K. Duane	Second Amended and Restated Employment Agreement	* Annual Report on Form 10-K for the fiscal year ended February 1, 2009, Exhibit 10.19
	First Amendment to Second Amended and Restated Employment Agreement	* Quarterly Report on Form 10-Q for the period ended May 2, 2010, Exhibit 10.3
	Second Amendment to Second Amended and Restated Employment Agreement	* Current Report on Form 8-K filed January 28, 2011, Exhibit 10.3
Daniel Grieder	Employment Contract Addendum to Employment Contract	* Annual Report on Form 10-K for the fiscal year ended February 1, 2015, Exhibits 10.28 and 10.29
Steven B. Shiffman	Second Amended and Restated Employment Agreement	* Annual Report on Form 10-K for the fiscal year ended February 1, 2015, Exhibits 10.25, 10.26 and 10.27
First Amendment to Second Amended and Restated Employment Agreement
Second Amendment to Second Amended and Restated Employment Agreement
Fred Gehring	Amended and Restated Employment Agreement	* Quarterly Report on Form 10-Q for the period ended August 4, 2013, Exhibit 10.4
	Amendment to Amended and Restated Employment Agreement	* Annual Report on Form 10-K for the fiscal year ended February 2, 2014, Exhibit 10.33
	Second Amendment to Amended and Restated Employment Agreement	* Current Report on Form 8-K filed on June 5, 2014, Exhibit 10.1

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Change In Control Provisions In Equity Plans and Awards

The equity awards we granted prior to 2014 automatically vest upon a change in control (i.e., single trigger). We determined in 2014 to change our grant practices and amended our 2006 Stock Incentive Plan to provide that new awards vest after a change in control (provided the awards are assumed by the acquirer) upon the earlier of the original vesting date or a termination of employment (other than for cause or voluntarily without good reason) within two years of the change in control (i.e., double trigger).

Use of Tally Sheets

We review tally sheets annually. The tally sheets cover prior year compensation and proposed compensation for the then-current year, including all elements of cash compensation, incentive compensation, perquisites and benefits. They also cover eight different termination of employment scenarios and up to 12 elements of compensation applicable to the relevant executive.

The tally sheets illustrate compensation opportunities and benefits and quantify payments and other value an executive would receive in the various termination of employment scenarios, meaning they show full “walk away” values. As such, they enable the Compensation Committee to see and evaluate the full range of executive compensation, understand the magnitude of potential payouts as a result of retirement, change in control and other events resulting in termination of employment, and consider changes to our compensation program, arrangements and plans in light of  “best practices” and emerging trends.

Stock Ownership

All of our Named Executive Officers are in compliance with our stock ownership guidelines (described on page 21) as of the date of this Proxy Statement.

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EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The Summary Compensation Table includes the 2012, 2013 and 2014 compensation data for our Named Executive Officers for the years in which they were Named Executive Officers.

Name and Principal Position	Years of Service[1]	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards[2] ($)	Option Awards[3] ($)	Non-Equity Incentive Plan Compensation[4] ($)	Change in Pension Value and Non-qualified Deferred Compensation Earnings[5] ($)	All Other Compensation[6] ($)	Total ($)
Emanuel Chirico, age 57	21	2014	1,350,000	0	5,316,787	2,603,832	1,771,875	1,827,043	156,995	13,026,532
Chairman and Chief		2013	1,350,000	0	11,306,878	2,522,000	2,516,805	479,714	188,963	18,364,360
Executive Officer, PVH Corp.		2012	1,316,667	0	3,957,287	1,879,317	3,645,000	1,378,139	191,738	12,368,148
Michael A. Shaffer, age 52	24	2014	833,333	0	699,849	681,956	557,855	596,007	63,822	3,432,822
Executive Vice President		2013	775,000	0	2,203,365	660,764	794,320	110,721	70,574	4,614,744
and Chief Operating & Financial Officer, PVH Corp.		2012	700,000	0	649,293	665,676	1,085,000	322,864	66,356	3,489,189
Francis K. Duane, age 58	16	2014	1,041,667	0	649,914	738,316	689,115	1,074,625	76,745	4,270,382
Chief Executive Officer,		2013	1,012,500	0	2,153,555	716,248	1,017,723	356,722	83,738	5,340,486
Heritage Brands and North America Wholesale, PVH Corp.		2012	975,000	0	599,310	665,676	1,287,000	765,110	67,377	4,359,473
Daniel Grieder, age 53[7] Chief Executive Officer, Tommy Hilfiger and PVH Europe	18	2014	928,169	0	500,777	571,884	1,016,723	N/A	132,966	3,150,519
Steven B. Shiffman, age 57 Chief Executive Officer, Calvin Klein	22	2014	808,333	0	500,244	342,524	648,890	599,946	87,419	2,987,356
Fred Gehring, age 60[7]	18	2014	1,090,517	0	0	0	1,777,614	N/A	168,628	3,036,759
Executive Chairman, Tommy		2013	1,245,130	0	9,984,870	0	8,193,243	N/A	185,623	19,608,866
Hilfiger, and Vice Chairman, PVH Corp.		2012	1,131,820	0	627,357	1,043,163	3,042,870	N/A	180,404	6,025,614

[1]	This column represents service with us by each of our Named Executive Officers, including service, with respect to Messrs. Gehring and Grieder, with companies we acquired and their predecessors. It is not the same as their credited service for pension plan purposes, where applicable.
[2]	The Stock Awards column represents the aggregate grant date fair value of restricted share units and performance share units granted to each of our Named Executive Officers in the fiscal year listed. These are multi-year awards that will be paid out in future years if performance objectives and/or service requirements are met. The column includes the full grant date value of each award in accordance with SEC rules but we expense the cost over the period during which performance is measured or service is required. The value for Mr. Gehring in 2013 is for his GRIP II award, which is subject to a three-year performance cycle and is also an upfront award that replaces awards that might otherwise have been granted to him in 2014 and 2015.

The following table sets forth for each of our Named Executive Officers the breakdown of restricted share units and performance share units awarded for the listed fiscal years.

Name	Fiscal Year	Restricted Stock Units ($)	Performance Share Unit Awards ($)	Total Stock Awards ($)
Emanuel Chirico	2014	1,525,243	3,791,544	5,316,787
	2013	1,525,103	9,781,775	11,306,878
	2012	1,135,269	2,822,018	3,957,287
Michael A. Shaffer	2014	450,300	249,549	699,849
	2013	450,076	1,753,289	2,203,365
	2012	450,212	199,081	649,293
Francis K. Duane	2014	450,300	199,614	649,914
	2013	450,076	1,703,479	2,153,555
	2012	400,229	199,081	599,310
Daniel Grieder	2014	500,777	0	500,777
Steven B. Shiffman	2014	300,630	199,614	500,244
Fred Gehring	2014	0	0	0
	2013	0	9,984,870	9,984,870
	2012	627,357	0	627,357

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The fair value of restricted stock units is equal to the closing price of our Common Stock on the date of grant multiplied by the number of units granted. With the exception of the performance share units granted during the second quarter of 2013, the fair value of performance share units is equal to the closing price of our Common Stock on the date of grant, reduced for the present value of any dividends expected to be paid on our Common Stock during the performance cycle, as the units do not accrue dividends prior to the completion of the performance cycle. The performance share units granted during the second quarter of 2013 are subject to market conditions. The fair value of such awards was established on the grant date using the Monte Carlo simulation model, which was based on the following assumptions:

Grant date fair value per performance share unit	$123.27
Risk-free interest rate	0.34%
Dividend yield	0.13%
Expected Company volatility	38.67%

The number of performance share units included in the total fair value calculation is the target value set in the award agreement, as such amount represents the probable number of shares that will vest as of the date of grant. For the performance share units granted during the second quarter of 2013, we record expense ratably over the vesting period based on the target number of awards regardless of whether the market condition is satisfied because the awards are subject to market conditions. The fair values of the performance share unit awards at the maximum performance payout level (other than the performance share units granted during the second quarter of 2013, which are reflected at the target level for the reason mentioned above) on the date of grant were:

Name	2014	2013	2012
Emanuel Chirico	$8,530,975	$14,520,169	$6,349,363
Michael A. Shaffer	498,973	2,002,684	398,163
Francis K. Duane	399,229	1,902,949	398,163
Daniel Grieder	0	N/A	N/A
Steven B. Shiffman	399,229	N/A	N/A
Fred Gehring	0	9,984,870	0

3	The Option Awards column represents the aggregate grant date fair value of stock options granted to each of our Named Executive Officers in the fiscal year listed. The fair value of each award is estimated as of the grant date using the Black-Scholes-Merton option valuation model.

The following summarizes the assumptions used to estimate the fair value of stock options granted in the fiscal year listed:

	2014	2013	2012
Weighted average grant date fair value per option	$56.12	$50.44	$40.59
Weighted average risk-free interest rate	2.15%	0.95%	1.20%
Weighted average dividend yield	0.12%	0.13%	0.16%
Weighted average Company volatility	44.11%	45.13%	45.16%
Weighted average expected option term, in years	6.25	6.25	6.25

4	The compensation reported in this column includes payouts under our Performance Incentive Bonus Plan and our Tommy Hilfiger Growth and Retention Incentive Plan (“GRIP”) as detailed in the table below. The value for Mr. Gehring in 2013 includes cash payouts under the Performance Incentive Bonus Plan for 2013 and the Tommy Hilfiger GRIP for a three-year performance period that ended in 2013. Cash awards are recognized under SEC rules in the year earned, in contrast to multi-year equity awards, which are recognized in the year granted. See discussion in footnote 2 above regarding Mr. Gehring’s 2013 GRIP II award.

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Name	Fiscal Year	Performance Incentive Bonus Plan ($)	Tommy Hilfiger GRIP ($)	Total Non-Equity Incentive Plan Compensation ($)
Emanuel Chirico	2014	1,771,875	N/A	1,771,875
	2013	2,516,805	N/A	2,516,805
	2012	3,645,000	N/A	3,645,000
Michael A. Shaffer	2014	557,855	N/A	557,855
	2013	794,320	N/A	794,320
	2012	1,085,000	N/A	1,085,000
Francis K. Duane	2014	689,115	N/A	689,115
	2013	1,017,723	N/A	1,017,723
	2012	1,287,000	N/A	1,287,000
Daniel Grieder	2014	1,016,723	N/A	1,016,723
Steven B. Shiffman	2014	648,890	N/A	648,890
Fred Gehring	2014	1,777,614	N/A	1,777,614
	2013	2,370,993	5,822,250	8,193,243
	2012	3,042,870	N/A	3,042,870

5	The amounts reported in this column consist of the changes in values under our Pension Plan, our Supplemental Pension Plan and each Named Executive Officer’s capital accumulation program agreement, if any, as follows:

Name	Fiscal Year	Change in Pension Plan Value ($)	Change in Supplemental Pension Plan Value ($)	Change in Capital Accumulation Program Value ($)	Change in Pension Value and Non-qualified Deferred Compensation Earnings† ($)
Emanuel Chirico	2014	172,038	1,536,985	118,020	1,827,043
	2013	24,455	379,812	75,447	479,714
	2012	67,426	1,174,434	136,279	1,378,139
Michael A. Shaffer	2014	167,228	428,779	N/A	596,007
	2013	11,525	99,196	N/A	110,721
	2012	58,729	264,135	N/A	322,864
Francis K. Duane	2014	147,563	779,007	148,055	1,074,625
	2013	25,652	160,706	170,364	356,722
	2012	59,772	483,756	221,582	765,110
Daniel Grieder	2014	N/A	N/A	N/A	N/A
Steven B. Shiffman	2014	170,125	429,821	N/A	599,946
Fred Gehring	2014	N/A	N/A	N/A	N/A
	2013	N/A	N/A	N/A	N/A
	2012	N/A	N/A	N/A	N/A

†	The amounts reported in this column represent the aggregate positive change in the actuarial present value of the Named Executive Officers’ accumulated benefits under all defined benefit plans. Approximately 67%, 63%, 71% and 49% of the 2014 amount of change shown for Messrs. Chirico, Shaffer, Duane and Shiffman, respectively, represents an increase in the present value of their pension benefits resulting from changes in prevailing interest rates and life expectancy; such interest and life expectancy changes and the compensation deemed to result from changes in those assumptions are not entirely within our control.

Additional information regarding our Pension Plan, our Supplemental Pension Plan and our capital accumulation program is included in this section under the Pension Benefits table and under the heading “Defined Benefit Plans.”

6	All Other Compensation includes perquisites and payments or contributions required to be made by us under our AIP, Supplemental Savings Plan and Executive Medical Reimbursement Insurance Plan.

In 2014, we made contributions under our AIP and our Supplemental Savings Plan in the amounts of  $117,304 for Mr. Chirico, $50,151 for Mr. Shaffer, $63,074 for Mr. Duane and $53,843 for Mr. Shiffman. In 2013, the amounts of the contributions were $151,125 for Mr. Chirico; $57,117 for Mr. Shaffer; and $70,281 for Mr. Duane. In 2012, the amounts of the contributions were $153,292 for Mr. Chirico; $53,792 for Mr. Shaffer; and $54,813 for Mr. Duane. In 2014, 2013 and 2012, we contributed $168,628, $185,623 and $180,404, respectively, to the Zwitserleven Pensioen Plan (a defined contribution plan for associates in our European headquarters in Amsterdam) for Mr. Gehring. In 2014, we also contributed $69,995 to the Zwitserleven Pensioen Plan for Mr. Grieder.

Our Executive Medical Reimbursement Insurance Plan covers eligible U.S.-based senior executives, including our U.S.-based Named Executive Officers, for most medical charges not covered by our basic medical plan, with most expenses subject to a specified annual maximum. We incurred $13,671 during 2014, $13,457 during 2013 and $12,564 during 2012 as annual premiums for coverage for each of the qualifying Named Executive Officers.

Perquisites received over the past three years have included clothing allowances, housing allowances and gym memberships. We have a Company car and employ the services of a driver, which are generally used for business purposes, but Messrs. Chirico and Gehring are allowed personal usage, as well. See discussion on page 25. These amounts are not included in the table as they do not meet the threshold for inclusion, except in the case of Messrs. Chirico, Grieder and Shiffman. The incremental cost to the Company of

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Mr. Chirico’s personal use of the car for fuel and tolls, as well as an allocation of the driver’s salary and cost of the car, was $26,020 in 2014, $23,486 in 2013 and $24,512 in 2012. Mr. Grieder received a housing allowance of  $62,971 in 2014. Mr. Shiffman receives a clothing allowance for purchases at our Calvin Klein Collection store. This perquisite provided Mr. Shiffman with a benefit of  $19,905 in 2014.

7	The cash portions of Messrs. Gehring’s and Grieder’s compensation were paid in Euros and have been converted at Euro to U.S. dollar exchange rates of 1.3119 for 2014, 1.3308 for 2013 and 1.2886 for 2012, which were the average exchange rates for the applicable fiscal years.

GRANTS OF PLAN-BASED AWARDS

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards[1]			Estimated Future Payouts Under Equity Incentive Plan Awards[2]			All Other Stock Awards: Number of Shares of Stock or	All Other Option Awards: Number of Securities Underlying	Exercise or Base Price of Option	Grant Date Fair Value of Stock and Option
Name	Grant Date		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Units[3] (#)	Options[4] (#)	Awards ($/sh)	Awards[5] ($)
Emanuel Chirico	4/3/2014									46,200	124.53	2,603,832
	4/3/2014								12,248			1,525,243
	4/29/2014					15,148	30,296	68,166				3,791,544
	4/29/2014		1,012,500	2,025,000	4,050,000
Michael A. Shaffer	4/3/2014									12,100	124.53	681,956
	4/3/2014								3,616			450,300
	4/29/2014					997	1,994	3,987				249,549
	4/29/2014		318,750	637,500	1,487,500
Francis K. Duane	4/3/2014									13,100	124.53	738,316
	4/3/2014								3,616			450,300
	4/29/2014					798	1,595	3,190				199,614
	4/29/2014		393,750	787,500	1,837,500
Daniel Grieder	4/3/2014									8,100	124.53	456,516
	7/1/2014									2,200	117.71	115,368
	4/3/2014								3,216			400,488
	7/1/2014								852			100,289
	4/29/2014	(6)	201,770	807,081	2,017,702
Steven B. Shiffman	4/3/2014									3,100	124.53	174,716
	7/1/2014									3,200	117.71	167,808
	4/3/2014								1,208			150,432
	7/1/2014								1,276			150,198
	4/29/2014					798	1,595	3,190				199,614
	4/29/2014		318,750	637,500	1,487,500
Fred Gehring	4/29/2014	(6,7)	815,320	1,630,639	3,261,278

1	These amounts represent potential payouts of cash awards under our Performance Incentive Bonus Plan with respect to 2014 performance.
2	These amounts represent potential payouts of performance share unit awards under our 2006 Stock Incentive Plan subject to a performance cycle of two fiscal years and a service period of one year beyond the certification of performance.
3	These amounts represent restricted stock units granted under our 2006 Stock Incentive Plan. These restricted stock units vest in increments of 25.0%, 25.0% and 50.0% on the second, third and fourth anniversaries of the date of grant, respectively, and are settled by the delivery of stock as soon as practicable after each vesting date. In addition, the awards made to the U.S.-based Named Executive Officers were subject to a performance condition requiring us to achieve $150 million of adjusted net income for any of 2014, 2015, 2016 or 2017. We achieved the required levels of adjusted net income in 2014 and, as a result, each of these officers will vest in his award, subject to his remaining employed by us through each of the service-based vesting dates.
4	These amounts represent stock options granted under our 2006 Stock Incentive Plan, which have a 10-year term and vest in four substantially equal installments on each of the first, second, third and fourth anniversaries of the date of grant.
5	Grant date fair values were computed in accordance with Financial Accounting Standards Board (“FASB”) guidance for stock-based compensation. The grant date fair value of performance based awards was determined using the target performance level, as such amount represents the most probable number of shares that will vest as of the date of grant.
6	Potential cash payouts for Messrs. Gehring and Grieder are translated from Euros to U.S. dollars at a rate of 1.3119, which was the average exchange rate for 2014.
7	Mr. Gehring worked on a full-time basis through October 31, 2014 and then moved to a part-time basis at 50% pay pursuant to his employment agreement. His potential cash payouts reflect proration at these pay rates.

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Narrative Disclosure to Summary Compensation Table and
Grants of Plan-Based Awards Table

Employment Contracts

Emanuel Chirico, Michael A. Shaffer, Francis K. Duane, Steven B. Shiffman and Fred Gehring

Our employment agreements with each of Messrs. Chirico, Shaffer, Gehring, Duane and Shiffman outline the compensation and benefits to be paid to these executives during their employment. The agreements for Messrs. Chirico, Shaffer and Duane provide for an annual review of their respective salaries and permit upward adjustments of salary. In addition, the agreements set forth these executives’ rights to severance upon termination of employment.

Generally, each executive is entitled to severance only if his employment is terminated by us without “cause” or if he terminates his employment for “good reason.”

“Cause” is generally defined as:

*	gross negligence or willful misconduct in the executive’s performance of the material responsibilities of his position, which results in material economic harm to us or our affiliates or in reputational harm causing demonstrable injury to us or our affiliates;
*	the executive’s willful and continued failure to perform substantially his duties (other than any such failure resulting from incapacity due to physical or mental illness);
*	the executive’s conviction of, or plea of guilty or nolo contendere to, a felony within the meaning of U.S. Federal, state or local law (other than a traffic violation);
*	the executive’s having willfully divulged, furnished or made accessible any confidential information (as defined in the employment agreement); or
*	any act or failure to act by the executive, which, under the provisions of applicable law, disqualifies him from acting in his position.

“Good reason” is generally defined as:

*	the assignment to the executive of any duties inconsistent in any material respect with his position or any other action that results in a material diminution in such position;
*	a reduction of base salary;
*	the taking of any action that substantially diminishes (a) the aggregate value of the executive’s total compensation opportunity, and/or (b) the aggregate value of the employee benefits provided to him;
*	requiring that the executive’s services be rendered primarily at a location or locations more than 35 miles (75 miles for Messrs. Shaffer and Shiffman) from the Company’s principal executive offices;
*	for Mr. Chirico only, solely after a change in control of the Company, a change in the Chairman of the Board of Directors such that neither the person holding such position immediately prior to the change in control nor Mr. Chirico is serving as the Chairman at any time during the one-year period following such change in control (other than as a result of such person’s cessation of service due to death or disability); or
*	for Messrs. Chirico and Duane, our failure to require any successor to assume expressly and agree to perform the executive’s employment agreement.

Generally, in the event of a termination of employment without cause or for good reason each of these executives is entitled to one and a half times (two times for Messrs. Chirico and Shiffman) the sum of his base salary plus an amount equal to the bonus that would be payable if target level performance were achieved under the Company’s annual bonus plan (if any) in respect of the fiscal year during which the termination occurs (or the prior fiscal year, if bonus levels have not yet been established for the year of termination). Payments to Messrs. Chirico, Shaffer, Duane and Shiffman are subject to them executing a release of claims in our favor. All such payments are payable in accordance with our payroll schedule in 36 (48 for Messrs. Chirico and Shiffman) substantially equal installments, except that Mr. Gehring’s amount will be paid in a lump sum.

The agreements generally provide that for 18-months (two-years for Mr. Chirico and 12-months for Mr. Shiffman) following the termination of the executive’s employment without cause or for good reason, medical, dental, life and disability insurance coverages are continued for the executive (and his family, to the extent participating prior to termination of employment), subject to cessation if the executive obtains replacement coverage from another employer (although there is no duty to seek employment or mitigate damages). The executive is required to pay the active employee rate, if any, for such coverage.

Messrs. Chirico, Shaffer, Duane and Shiffman also are entitled, in lieu of the above and subject to executing a release of claims in our favor, to severance upon the termination of their employment without cause or for good reason within two years after a change in control of the Company (as defined in the agreements). In either such case, the executive will receive an aggregate amount equal to two times (three times for Mr. Chirico) the

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sum of his base salary plus an amount equal to the bonus that would be payable if target level performance were achieved under the Company’s annual bonus plan (if any) in respect of the fiscal year during which the termination occurs (or the prior fiscal year, if bonus levels have not yet been established for the year of termination). This amount will be paid in a lump sum if the change in control constitutes a “change in the ownership” or a “change in the effective control” of the Company or a “change in the ownership of a substantial portion of a corporation’s assets” (each within the meaning of Section 409A of the Code). This amount will be paid in 48 (72 for Mr. Chirico) substantially equal payments if the change in control does not constitute a “change in the ownership” or a “change in the effective control” of the Company or a “change in the ownership of a substantial portion of a corporation’s assets” under Section 409A. These executives also receive comparable medical, dental, life and disability insurance coverage for themselves and their families for the two-year (three-year for Mr. Chirico) period immediately following such a termination, without a duty to mitigate or obtain replacement coverage from a subsequent employer. In addition, if the receipt of the foregoing severance would subject the executive to the excise tax on excess parachute payments under Section 4999 of the Code, his severance would be reduced by the amount required to avoid the excise tax if such a reduction would give him a better after-tax result than if he received the full severance amount.

The agreements also include certain restrictive covenants in favor of the Company. The covenants include prohibitions during and after employment against the use of confidential information and soliciting our employees for employment by themselves or anyone else and, other than following a termination without cause or for good reason, competing against us by accepting employment or being otherwise affiliated with a competitor (for Messrs. Chirico and Duane) or specified competitors (for Mr. Gehring) or interfering with our business relationships (other than Mr. Gehring).

Either us or Mr. Gehring may terminate Mr. Gehring’s employment agreement, subject to a notice period of 90 days for Mr. Gehring and 180 days for us. The employment agreement automatically terminates upon the end of the month in which Mr. Gehring reaches the statutory pension age under Dutch law (currently 65). In addition, if Mr. Gehring becomes disabled, which under the employment agreement means his disability for a 104-week period, Mr. Gehring is entitled to receive 70% of his base salary for the 104-week period, and we would be entitled to terminate his employment due to his disability if and when permitted by applicable law. If Mr. Gehring dies, the Company must make a payment equal to three month’s base salary to his estate.

Mr. Gehring’s employment agreement provided for his transition from Chief Executive Officer of Tommy Hilfiger and Chief Executive Officer, PVH International Operations to Executive Chairman, Tommy Hilfiger, and Vice Chairman, PVH Corp., effective July 1, 2014. On November 1, 2014, under the terms of his agreement, Mr. Gehring’s working hours were reduced by 50% (although they may be adjusted by plus or minus 10%) or approximately two to three days per business week and his base salary and bonus opportunity were reduced by 50%.

Daniel Grieder

Our employment agreement with Mr. Grieder outlines the compensation and benefits to be paid to him. In addition, the agreement sets forth the parties’ rights to terminate Mr. Grieder’s employment and the restrictive covenants in our favor to which he has agreed.

Either party may terminate the employment agreement, subject to a notice period of one month for Mr. Grieder and the legally required period for us. The employment agreement automatically terminates on the day that Mr. Grieder turns 65 (the statutory pension age under Dutch law). Mr. Grieder is entitled to receive his salary during any period in which he is ill and unable to work, but we may reduce Mr. Grieder’s salary to 70% of his base salary once this period of time reaches 30 days.

The agreement with Mr. Grieder includes certain restrictive covenants in favor of the Company. The covenants include prohibitions during and following employment against his use of confidential information and accepting employment with a company whose business is similar to that of, is a client of or otherwise has business relations with Tommy Hilfiger Europe B.V.

We intend to enter into a new employment agreement with Mr. Grieder that is consistent with the agreements with the other executive officers.

Other Arrangements

There are a number of other arrangements that would result in payments or other benefits to some or all of our Named Executive Officers upon a termination of employment or in the event of a change in control, in addition to the severance arrangements described above.

2006 Stock Incentive Plan

Our 2006 Stock Incentive Plan provides for the granting of incentive and non-qualified stock options, restricted stock, restricted stock units, stock appreciation rights, performance share units and other stock-based awards. To date, we have only granted to the Named Executive Officers under the plan (i) service-based non-qualified stock options, restricted stock and restricted stock units; (ii) contingently issuable performance share units; and (iii) restricted stock units that are intended to satisfy the performance-based condition for deductibility under Section 162(m) of the Code.

The following describes the effect upon stock option, restricted stock unit, and performance share unit awards in the event of a termination of employment or change in control.

Stock Options

Unvested stock options granted in or after 2014 and assumed by the acquirer upon a change in control continue to vest on their original schedule and only become immediately exercisable in full after termination of employment (other than for cause or without good reason (as defined in a

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participant’s employment agreement, if any)) within two years of the change in control (i.e., double trigger). All unvested stock options granted prior to 2014 or granted in or after 2014 but not assumed by an acquirer upon a change in control become immediately exercisable in full upon a change in control of the Company. In addition, in the event of death, all unvested stock options generally become immediately exercisable. Unvested stock options are forfeited immediately if the recipient retires prior to December 31 of the year in which the options were granted but otherwise generally become immediately exercisable upon retirement. If such options are not thereafter exercised, they will expire, generally within three months after the qualification of the representative of such optionee’s estate in the event of such optionee’s death or three years in the event of such optionee’s retirement. In all other circumstances, all unvested stock options will expire upon the termination of the optionee’s employment. If an optionee leaves our employ prior to his or her death or retirement, for any reason other than a termination for cause, any then exercisable stock options previously granted to but not exercised by such optionee will expire within 90 days of such optionee’s termination of employment. All exercisable stock options will expire upon an optionee’s termination of employment in the event an optionee is terminated for cause. Each of our Named Executive Officers holds stock options.

Restricted Stock Units

Unvested restricted stock units granted in or after 2014 and assumed by the acquirer upon a change in control continue to vest on their original schedule and only vest in full on an accelerated basis after termination of employment (other than for cause or without good reason (as defined in a participant’s employment agreement, if any)) within two years of the change in control (i.e., double trigger). All outstanding restricted stock units granted prior to 2014 or granted in or after 2014 but not assumed by an acquirer upon a change in control vest in full on an accelerated basis upon the change in control. All outstanding restricted stock units vest in full in the event the recipient dies. In the event of retirement, restricted stock units generally vest in full, except that restricted stock units are forfeited immediately if the recipient retires prior to December 31 of the year in which the restricted stock units were granted. When the recipient’s employment terminates for any other reason, unvested restricted stock units are forfeited immediately. Each of our Named Executive Officers holds restricted stock units.

Performance Share Units

The following sets forth the effect upon performance share units of certain triggering events occurring during a performance cycle:

Death	For all awards, except for the GRIP II awards (see page 24), the participant’s estate will receive the target level payout, prorated to reflect the portion of the performance cycle worked by the participant. For the GRIP II awards, the participant’s estate will receive the payout based on actual performance as of the date of the participant’s death, prorated to reflect the portion of the performance cycle worked by the participant.
Change in Control

Awards granted in or after 2014 and assumed by the acquirer upon a change in control will be deemed to have satisfied the performance level achieved (if calculable at the time) or at target (if performance is not calculable or less than half the performance cycle has elapsed). The awards will then be deemed to be time-based and will vest upon the earlier of the participant’s termination of employment (other than for cause or without good reason (as defined in the participant’s employment agreement, if any)) or the scheduled end of the performance cycle (i.e., double trigger).

The participant will receive the target level payout (or level of performance, if calculable), prorated to reflect the portion of the performance cycle worked by the participant, for awards granted prior to 2014 or not assumed by the acquirer upon a change in control.
Disability	The participant will receive the payout, if any, that would have been payable to the participant for the performance cycle, prorated to reflect the portion of the performance cycle worked by the participant.
Retirement/Termination Without Cause/Termination For “Good Reason”[1]	The participant will receive the payout, if any, that would have been payable to the participant for the performance cycle, prorated to reflect the portion of the performance cycle worked by the participant, if at least the first fiscal year during the performance cycle has been completed. The participant will not receive a payout if the first fiscal year during the performance cycle has not been completed.

1	“Good reason” is as defined under the participant’s employment agreement.

In all other cases, a participant must be employed by us on the last day of the performance cycle in order to remain eligible to receive an award. The payout payable in the event of death or a change in control will be paid within 30 days of death or the change in control, as the case may be, unless to do so would trigger the imposition of additional taxes under Section 409A of the Code, in which case payment will be delayed for six months and the amounts owed will accrue interest at a rate based on the 10-year Treasury bill. Each of our Named Executive Officers has received performance share unit awards.

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Performance Incentive Bonus Plan

We pay annual cash bonuses under our Performance Incentive Bonus Plan based upon corporate and divisional performance. The following sets forth the effect upon Plan awards of certain triggering events occurring during a performance cycle:

Death	The participant’s estate will receive the target level bonus, prorated to reflect the portion of the performance cycle worked by the participant.
Change in Control	The participant will receive the target level bonus, prorated to reflect the portion of the performance cycle worked by the participant.
Disability/Retirement/Termination Without Cause/Termination For “Good Reason”[1]	The participant will receive the payout, if any, that would have been payable to the participant for the performance cycle, prorated to reflect the portion of the performance cycle worked by the participant.

1	“Good reason” is as defined under the participant’s employment agreement.

In all other cases, a participant must be employed by us on the last day of the performance cycle in order to remain eligible to receive an award. The bonus payable in the event of death or a change in control will be paid within 30 days of death or the change in control, as the case may be, unless to do so would trigger the imposition of additional taxes under Section 409A of the Code, in which case payment will be delayed for six months and the amounts owed will accrue interest at a rate based on the 10-year Treasury bill. Each of our Named Executive Officers has been a participant in our Performance Incentive Bonus Plan.

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Outstanding Equity Awards at Fiscal Year-End

			OPTION AWARDS[1]				STOCK AWARDS
Name	Date of Grant		Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested[2] (#)	Market Value of Shares or Units of Stock That Have Not Vested[3] ($)	Equity Incentive Plans Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plans Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested[3] ($)
Emanuel Chirico	4/16/2009		156,000	0	26.11	4/16/2019
	6/25/2009		264,250	37,750	28.46	6/25/2019
	4/5/2012		23,150	23,150	91.88	4/5/2022
	5/1/2013		12,500	37,500	115.05	5/1/2023
	4/3/2014		0	46,200	124.53	4/3/2024
	6/25/2009						20,334	2,242,027
	4/5/2012	[4]					9,267	1,021,779
	5/1/2013	[4]					13,256	1,461,607
	4/3/2014	[4]					12,248	1,350,464
	4/25/2012	[5]							41,282	4,551,753
	5/1/2013	[6]							20,932	2,307,962
	5/6/2013	[7]							24,300	2,679,318
	4/29/2014	[8]							15,148	1,670,218
Michael A. Shaffer	4/6/2010		4,825	0	60.08	4/6/2020
	5/27/2010		3,500	0	56.04	5/27/2020
	4/7/2011		15,600	5,200	64.97	4/7/2021
	4/5/2012		8,200	8,200	91.88	4/5/2022
	5/1/2013		3,275	9,825	115.05	5/1/2023
	4/3/2014		0	12,100	124.53	4/3/2024
	4/7/2011	[4]					2,772	305,641
	4/5/2012	[4]					3,675	405,206
	5/1/2013	[4]					3,912	431,337
	4/3/2014	[4]					3,616	398,700
	4/25/2012	[5]							2,780	306,523
	5/1/2013	[6]							1,377	151,828
	5/6/2013	[7]							6,100	672,586
	4/29/2014	[8]							997	109,929
Francis K. Duane	4/6/2010		5,625	0	60.08	4/6/2020
	4/7/2011		5,075	5,075	64.97	4/7/2021
	4/5/2012		4,100	8,200	91.88	4/5/2022
	5/1/2013		3,550	10,650	115.05	5/1/2023
	4/3/2014		0	13,100	124.53	4/3/2024
	4/7/2011	[4]					2,694	297,040
	4/5/2012	[4]					3,267	360,219
	5/1/2013	[4]					3,912	431,337
	4/3/2014	[4]					3,616	398,700
	4/25/2012	[5]							2,780	306,523
	5/1/2013	[6]							1,102	121,507
	5/6/2013	[7]							6,100	672,586
	4/29/2014	[8]							798	87,987

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			OPTION AWARDS[1]				STOCK AWARDS
Name	Date of Grant		Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested[2] (#)	Market Value of Shares or Units of Stock That Have Not Vested[3] ($)	Equity Incentive Plans Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plans Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested[3] ($)
Daniel Grieder	7/1/2011		3,400	3,400	67.03	7/1/2021
	4/5/2012		0	4,450	91.88	4/5/2022
	5/1/2013		2,175	6,525	115.05	5/1/2023
	4/3/2014		0	8,100	124.53	4/3/2024
	7/1/2014		0	2,200	117.71	7/1/2024
	4/7/2011						1,648	181,708
	7/1/2011						1,082	119,301
	4/5/2012						2,667	294,063
	5/1/2013						3,480	383,705
	4/3/2014						3,216	354,596
	7/1/2014						852	93,942
	5/6/2013	[7]							12,150	1,339,659
Steven B. Shiffman	4/16/2009		6,200	0	26.11	4/16/2019
	4/6/2010		3,500	0	60.08	4/6/2020
	4/7/2011		2,400	800	64.97	4/7/2021
	4/5/2012		1,550	1,550	91.88	4/5/2022
	5/1/2013		825	2,475	115.05	5/1/2023
	4/3/2014		0	3,100	124.53	4/3/2024
	7/1/2014		0	3,200	117.71	7/1/2024
	4/7/2011						636	70,125
	4/5/2012						921	101,549
	5/1/2013	[4]					1,304	143,779
	4/3/2014	[4]					1,208	133,194
	7/1/2014	[4]					1,276	140,692
	4/25/2012	[5]							2,085	229,892
	5/1/2013	[6]							826	91,075
	5/6/2013	[7]							4,050	446,553
	6/20/2013	[7]							1,050	115,773
	4/29/2014	[8]							798	87,987
Fred Gehring	11/1/2010		37,468	0	61.60	11/1/2020
	4/7/2011		29,700	9,900	64.97	4/7/2021
	4/5/2012		12,850	12,850	91.88	4/5/2022
	4/7/2011						5,280	582,173
	4/5/2012						5,121	564,641
	5/6/2013	[7]							40,500	4,465,530

1	These awards consist of stock options that vest in four substantially equal installments on each of the first, second, third and fourth anniversaries of the date of grant, except for stock options granted on June 25, 2009 to Mr. Chirico, which vest(ed) in increments of 12.5%, 25.0%, 25.0%, 25.0% and 12.5% on the second, third, fourth, fifth and sixth anniversaries of the date of grant, respectively.

2	These awards consist of restricted stock units that vest in increments of 25.0%, 25.0% and 50.0% on the second, third and fourth anniversaries of the date of grant, respectively, except for the restricted stock units granted on June 25, 2009 to Mr. Chirico, which vest(ed) in increments of 8.3%, 16.7%, 33.3%, 25.0% and 16.7% on the second, third, fourth, fifth and sixth anniversaries of the date of grant, respectively.

3	The market value of unvested restricted stock units and unvested performance share units was calculated by multiplying the number of units by $110.26, the closing stock price of our Common Stock on January 30, 2015, which was the last business day of 2014.

4	These awards also required that we achieve a specific level of adjusted net income for any one of the fiscal years during the performance cycle in order to vest. The required level was achieved for all awards as of February 1, 2015.

5	These awards consist of performance share units at the payout level based on the actual performance for the 2012-2013 performance cycle. They vested in April 2015.

6	These awards consist of performance share units at the payout level based on the actual performance for the 2013-2014 performance cycle. They will vest in April 2016 if the one-year service criterion is satisfied.

7	These awards consist of performance share units that would vest in May 2016 if the performance and service criteria are satisfied. The number of shares is shown at threshold level.

8	These awards consist of performance share units that would vest in April 2017 if the performance and service criteria are satisfied. The number of shares is shown at threshold level.

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OPTION EXERCISES AND STOCK VESTED

	OPTION AWARDS		STOCK AWARDS
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise[1] ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting[2] ($)
Emanuel Chirico	0	0	33,589	3,930,742
Michael A. Shaffer	0	0	5,625	703,286
Francis K. Duane	0	0	5,436	676,104
Daniel Grieder	11,250	525,043	2,254	275,777
Steven B. Shiffman	9,000	740,898	1,325	164,822
Fred Gehring	0	0	9,781	1,158,286

1	The value realized on exercise equals the stock price of our Common Stock on the date of exercise less the grant date exercise price, multiplied by the number of shares acquired upon exercise.

2	The value realized upon vesting equals the stock price of our Common Stock on the date of vesting multiplied by the number of shares vested.

PENSION BENEFITS

Name	Plan name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit[1] ($)	Payments During Last Fiscal Year ($)
Emanuel Chirico	Pension Plan[2,3]	20.1667	599,593	0
	Supplemental Pension Plan[2,3]	20.1667	6,358,724	0
	Capital Accumulation Program[4]	10.0000	1,473,683	0
Michael A. Shaffer	Pension Plan[2,3]	23.5833	500,469	0
	Supplemental Pension Plan[2,3]	23.5833	1,344,487	0
Francis K. Duane	Pension Plan[2,3]	15.6667	500,666	0
	Supplemental Pension Plan[2,3]	15.6667	3,230,432	0
	Capital Accumulation Program[4]	9.0000	1,413,482	0
Daniel Grieder		N/A	N/A	N/A
Steven B. Shiffman	Pension Plan[2,3]	21.1667	590,432	0
	Supplemental Pension Plan[2,3]	21.1667	1,309,712	0
Fred Gehring		N/A	N/A	N/A

1	Please see Note 11, “Retirement and Benefit Plans,” in the Notes to Consolidated Financial Statements included in Item 8 of our Annual Report on Form 10-K for the year ended February 1, 2015 for the assumptions used in calculating the present value of the accumulated benefit. The present value of the accumulated benefit for the capital accumulation program was calculated using a settlement rate of 1.68%, which is equal to the 10-year Treasury bill rate on January 30, 2015, which was the last business day of 2014.

2	Pension Plan and Supplemental Pension Plan service credit and actuarial values are calculated as of February 1, 2015, which is the pension plan measurement date that we use for financial statement reporting purposes. Retirement age is the applicable plan’s “normal” retirement age or the earliest time when a participant may retire without an age-based reduction.

3	Actuarial values as of February 1, 2015 are calculated based on (i) for annuity payments in the qualified plan, the MRP-2007 annuitant mortality table, which is defined as the RP-2014 mortality table, adjusted to remove post-2007 mortality improvement projections; the MMP-2007 mortality improvement projection scale, which is defined as the MP-2014 projection scale, adjusted to use a 10-year grade down and a 0.75% ultimate annual improvement rate, (ii) a 3.94% discount rate, (iii) form of payment in the qualified plan for males as follows: 30% assumed to elect a life annuity, 40% assumed to elect a 50% joint and survivor, and 30% assumed to elect a 100% joint and survivor, and (iv) SPP lump sum values based on the assumptions prescribed under the Pension Protection Act of 2006 (these include the unisex mortality table specified by IRS Revenue Ruling 2007-67, based on the RP-2000 table, with projected mortality improvements), and December 2014 segment rates of 1.48% for payments expected to be made for the first 5 years, 3.77% for payments between 5 and 20 years, and 4.79% for payments made after 20 years, for payments projected to be made after 2015.

4	Capital accumulation program credited service relates to the number of full years of vesting credit accrued by each of the applicable Named Executive Officers based on the effective date of his underlying agreement under the program. The benefit is fully vested after 10 years. Retirement age is the program’s “normal” retirement age or the earliest time when a participant may retire without an age-based reduction.

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Defined Benefit Plans

Pension Plan

Our Pension Plan is a qualified defined benefit plan. This Plan is open to U.S.-based salaried, hourly clerical and retail associates, with a few exceptions. Salaried associates are eligible to participate in our Pension Plan on the first day of the calendar quarter after they have completed one year of service in which they have worked at least 1,000 hours.

The benefits under our Pension Plan are generally based on a participant’s career average compensation, excluding relocation pay, sign-on bonus, clothing allowance, Long-Term Incentive Plan pay and education expenses. Pre-2000 benefits for current salaried associates are based on pre-2000 last five-years’ average compensation, unless the participant’s career average compensation is greater than the last five-years’ average.

The participant’s prior service benefit and future service benefit are added together to determine the total retirement benefit from our Pension Plan. The prior service benefit is calculated by taking 1.00% of the past service compensation, plus 0.50% of the past service compensation over the Social Security average breakpoint (dollar amount determined by the year in which the participant reaches Social Security Normal Retirement Age), multiplied by the prior benefit service at December 31, 1999. The future service benefit is calculated by taking 1.00% of each year’s future service compensation, plus 0.50% of each year’s future service compensation over the Social Security covered compensation breakpoint for each year of benefit service, assuming that the total benefit service (including prior service) does not exceed 35 years.

The pension benefits are vested after completion of five years of service or, if earlier, when the participant becomes totally and permanently disabled, or reaches age 65. The benefits of our U.S.-based Named Executive Officers under the Pension Plan are fully vested.

If a break in service occurs due to the birth or adoption of a child, or related childcare in a plan year in which a participant is credited with less than 501 hours of service, a participant will be credited with 501 hours of service to prevent a break in service. A participant will not incur a break in service due to any leave of absence in accordance with the provisions of the Family and Medical Leave Act of 1993 or on account of military duty, provided they return to work within the period in which they are entitled to re-employment under Federal law.

Pension benefits become payable on the first of the month following retirement, which is normally at age 65. Participants who have completed 10 or more years of service are eligible for early retirement, however, they must wait until they obtain age 55 before commencement of benefit payments. Participants who terminate employment prior to age 55 and have worked 10 or more years will receive reduced benefits based on the factors in the following table:

Age at Commencement	Early Retirement Factor
55	40.00%
56	43.00%
57	46.00%
58	50.00%
59	55.00%
60	60.00%
61	66.00%
62	73.00%
63	81.00%
64	90.00%
65	100.00%

Mr. Shaffer is eligible for reduced early retirement benefits.

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We will subsidize the early retirement benefit for participants who are at least age 55 and have 10 or more years of service when they retire as follows:

Age At	Years of Service
Commencement	10	11	12	13	14	15	16	17	18	19	20
64	95.00%	95.15%	95.30%	95.45%	95.60%	95.75%	95.90%	96.05%	96.20%	96.35%	96.50%
63	90.00%	90.30%	90.60%	90.90%	91.20%	91.50%	91.80%	92.10%	92.40%	92.70%	93.00%
62	85.00%	85.45%	85.90%	86.35%	86.80%	87.25%	87.70%	88.15%	88.60%	89.05%	89.50%
61	80.00%	80.60%	81.20%	81.80%	82.40%	83.00%	83.60%	84.20%	84.80%	85.40%	86.00%
60	75.00%	75.75%	76.50%	77.25%	78.00%	78.75%	79.50%	80.25%	81.00%	81.75%	82.50%
59	70.00%	70.90%	71.80%	72.70%	73.60%	74.50%	75.40%	76.30%	77.20%	78.10%	79.00%
58	65.00%	66.05%	67.10%	68.15%	69.20%	70.25%	71.30%	72.35%	73.40%	74.45%	75.50%
57	60.00%	61.20%	62.40%	63.60%	64.80%	66.00%	67.20%	68.40%	69.60%	70.80%	72.00%
56	55.00%	56.35%	57.70%	59.05%	60.40%	61.75%	63.10%	64.45%	65.80%	67.15%	68.50%
55	50.00%	51.50%	53.00%	54.50%	56.00%	57.50%	59.00%	60.50%	62.00%	63.50%	65.00%

Early Retirement Factor

Age At	Years of Service
Commencement	21	22	23	24	25	26	27	28	29	30
64	96.65%	96.80%	96.95%	97.10%	97.25%	97.40%	97.55%	97.70%	97.85%	98.00%
63	93.30%	93.60%	93.90%	94.20%	94.50%	94.80%	95.10%	95.40%	95.70%	96.00%
62	89.95%	90.40%	90.85%	91.30%	91.75%	92.20%	92.65%	93.10%	93.55%	94.00%
61	86.60%	87.20%	87.80%	88.40%	89.00%	89.60%	90.20%	90.80%	91.40%	92.00%
60	83.25%	84.00%	84.75%	85.50%	86.25%	87.00%	87.75%	88.50%	89.25%	90.00%
59	79.90%	80.80%	81.70%	82.60%	83.50%	84.40%	85.30%	86.20%	87.10%	88.00%
58	76.55%	77.60%	78.65%	79.70%	80.75%	81.80%	82.85%	83.90%	84.95%	86.00%
57	73.20%	74.40%	75.60%	76.80%	78.00%	79.20%	80.40%	81.60%	82.80%	84.00%
56	69.85%	71.20%	72.55%	73.90%	75.25%	76.60%	77.95%	79.30%	80.65%	82.00%
55	66.50%	68.00%	69.50%	71.00%	72.50%	74.00%	75.50%	77.00%	78.50%	80.00%

Early Retirement Factor

Messrs. Chirico, Duane and Shiffman are eligible for subsidized early retirement benefits.

Benefits under the Pension Plan become payable on the first of the month following retirement, normally at age 65, absent any election by a participant to commence the payment of benefits at a different time. Benefits are payable in one of the following ways:

♦	Life Only Annuity: If a participant is not married or married less than 12 months when payments begin and does not elect an optional payment method, he or she will receive the full amount of his or her benefit in equal monthly installments for the rest of his or her life. Payments begin on the first of the month following the retirement date. After death, no additional payments are made.

♦	50% Joint & Survivor Annuity: If a participant is married for at least 12 months when payments begin, he or she will receive his or her benefit as a 50% Joint & Survivor Annuity absent an election by the participant (and spousal consent) for an optional payment form. Under this option, a participant will receive a reduced monthly benefit during his or her lifetime. After the participant’s death, his or her spouse receives a benefit equal to 50% of the monthly benefit the participant was receiving. If the spouse dies before the participant, but after the participant begins receiving payments, the participant will continue to receive the same benefit amount during his or her lifetime and no additional payments are made after death.

♦	100% (or 75% or 66 2/3%) Joint & Survivor Annuity: A participant will receive a reduced lifetime benefit under this option. The participant names a beneficiary and chooses the percentage of his or her benefit to continue to that individual after the participant’s death. After death, the beneficiary receives the percentage of benefit elected (100%, 75% or 66 2/3%) for the remainder of his or her life. The participant’s age at the date benefits commence, the beneficiary’s age and the percentage elected to continue after death affect the amount of the benefit received during the participant’s lifetime.

♦	Life & Period Certain Annuity: A participant will receive a reduced lifetime benefit in equal monthly installments with payments guaranteed for at least the period of time elected (between one and 15 years) under this option. Payments continue for the rest of the participant’s life even if he or she lives longer than the period of time elected. However, if the participant receives less than the minimum number of payments before death, the same monthly benefit continues to the beneficiary until the combined total number of installment payments are made.

♦	Full Refund Annuity: A participant will receive a reduced benefit for his or her lifetime, payable in equal monthly installments under this option. If the participant dies before receiving the full single lump sum value of his or her benefit, determined at the date he or she retires, the balance will be paid to his or her beneficiary in a single lump sum payment. In addition, payments will continue to be paid for the rest of the participant’s life, even if the guaranteed lump sum value is exceeded.

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♦	Social Security Equalization: This option allows a participant to receive an increased monthly payment from the Pension Plan initially if a participant retires early and begins receiving payments from the Plan before he or she is eligible for Social Security benefits. After Social Security benefits begin, the monthly payment from the Plan is reduced. This option does not provide any survivor benefits and, therefore, no benefit is payable after death.

Supplemental Pension Plan

Our Supplemental Pension Plan is a non-qualified defined benefit plan. Certain U.S.-based management and highly paid associates who are participants in our qualified Pension Plan, including our U.S.-based Named Executive Officers, are eligible for benefits under our Supplemental Pension Plan.

Our Supplemental Pension Plan was created in order to provide deferred compensation to those management or highly compensated associates in an effort to promote continuity of management and increased incentive and personal interest in the welfare of the Company by those who are or may become primarily responsible for shaping and carrying out our long range plans and securing our continued growth and financial success.

Our Supplemental Pension Plan is designed to work in conjunction with our Pension Plan. The pension benefit outlined in our Pension Plan is calculated as if there were no compensation limits under the Code. The maximum benefit allowable is paid out under our Pension Plan and the balance is paid out under our Supplemental Pension Plan.

A participant in our Supplemental Pension Plan will not have any vested interest in such portion of his or her benefit under our Supplemental Pension Plan that accrues after January 1, 2007, unless the sum of his or her attained age and credited vesting years equals or exceeds 65, and while employed by us, he or she has reached age 50 and has completed at least 10 credited vesting years.

As part of the enrollment process, a participant may elect for benefits to be paid following termination in one of the following three ways:

*	in a lump sum within 60 days of termination of employment;

*	in a lump sum deferred until January 1 of the year following termination of employment; or

*	in five equal annual installments commencing January of the year following termination of employment.

A participant may elect to change his or her benefit payment election (except in the year employment ends) but for benefits that accrue on or after January 1, 2005, the new election must extend the commencement date of the benefit payment by at least five years.

Benefits under our Supplemental Pension Plan are unsecured and are generally payable from our general assets. Payments will be delayed if, and to the extent, payment within six months of the termination of employment will result in the imposition of additional taxes on the participant pursuant to Section 409A of the Code. Payments delayed due to the regulations promulgated under Section 409A will accrue interest during the deferral period at the 10-year Treasury bill rate in effect on the first business day of the plan year in which the delayed payment period commences.

Capital Accumulation Program

Our capital accumulation program is a non-qualified defined benefit program that was created to retain a select group of senior executives. Under the program, participants are party to individual agreements under which participants remaining in our employ for a period of 10 years from the date they enter into their agreement are entitled to receive payments equaling a specified benefit after the termination of their employment with us. The benefit vests over a five-year period, commencing on the fifth anniversary of the execution of the underlying agreement. Interest accrues on the benefit amount once it is fully vested and the participant has reached age 55. Interest is compounded annually and is equal to the average of the 10-year Treasury bill rate on the first day of each month until payment commences. The vested portion of the benefit (including any accrued interest) generally is paid in monthly installments over a 10-year period commencing after the participant reaches age 65.

The agreements provide that if a participant’s employment with us is terminated following a change in control (as defined in the agreements), the full undiscounted value of the future payments to be made to the participant thereunder become immediately payable in a lump sum. The benefits under the capital accumulation program agreements are forfeited upon a termination of a participant’s employment for cause. Each participant’s rights are, however, subject to non-competition and non-disclosure restrictions that automatically terminate upon a change in control of the Company. Messrs. Chirico and Duane are each parties to an agreement with us under the capital accumulation program that provide for benefits of $2,000,000 each. Payments will be delayed if and to the extent payment within six months of the termination of employment will result in the imposition of additional taxes on the participant pursuant to Section 409A of the Code. Payments delayed due to the regulations promulgated under Section 409A will accrue interest during the deferral period at a rate per annum, equal to the average of the 10-year Treasury bill rate in effect on the first day of each calendar month during the delay period.

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NON-QUALIFIED DEFERRED COMPENSATION1

Name	Executive Contributions in Last Fiscal Year[2] ($)	Registrant Contributions in Last Fiscal Year[2] ($)	Aggregate Earnings in Last Fiscal Year[3] ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year[4] ($)
Emanuel Chirico	253,176	108,204	100,564	—	4,832,564
Michael A. Shaffer	88,909	40,905	18,794	—	1,229,159
Francis K. Duane	239,179	54,032	96,477	—	3,763,816
Daniel Grieder	N/A	N/A	N/A	N/A	N/A
Steven B. Shiffman	419,838	44,801	28,228	—	2,882,222
Fred Gehring	N/A	N/A	N/A	N/A	N/A

1	Our sole non-qualified deferred compensation plan is our Supplemental Savings Plan.

2	Amounts in these columns are reported in the Summary Compensation Table for 2014.

3	Amounts in this column are not reported in the Summary Compensation Table.

4	The amounts shown include amounts that were reported as compensation in the Summary Compensation Table for 2013 and 2012. The aggregate of these previously reported amounts are $881,733 for Mr. Chirico; $277,950 for Mr. Shaffer; and $488,687 for Mr. Duane.

Supplemental Savings Plan

Our Supplemental Savings Plan is a non-qualified defined contribution plan that was designed to work in conjunction with our AIP to provide key executives and certain “highly compensated employees” (as defined under the Code) sufficient pre-tax retirement savings opportunities. The plan is available to associates with a minimum base salary of  $150,000 who are eligible for and participate in our AIP, including all of our U.S.-based Named Executive Officers.

Contributions by a participant are based on his or her elected deferral rate up to 25% of base pay. Deferrals are directed first to a participant’s AIP account up to the maximum amount of eligible pay available under the law. Contributions not allowed under our AIP are made instead to our Supplemental Savings Plan. Eligible pay under our Supplemental Savings Plan includes all categories of pay eligible under the AIP, as well as payouts under our Performance Incentive Bonus Plan. A participant may elect to defer up to 25% of bonus compensation into his or her Supplemental Savings Plan account.

For our Supplemental Savings Plan, we contribute an amount equal to 100% of the first 2% of total compensation contributed by a participant and an amount equal to 25% of the next 4% of total compensation contributed by the participant. For the AIP, we contribute an amount equal to 100% of the first 1% of total compensation contributed by a participant executive and an amount equal to 50% of the next 5% of total compensation contributed by the participant.

Our Supplemental Savings Plan is an unfunded plan. Participant contributions and our matching contributions are not invested in actual securities or maintained in an independent trust for the exclusive benefit of plan participants. Instead, for technical and tax reasons, contributions to our Supplemental Savings Plan are retained as part of our general assets, a common corporate practice. Therefore, benefits are dependent on our ability to pay them when they become due.

Participant contributions, as well as our matching contributions for our Named Executive Officers, are measured against the 10-year Treasury bill. These contributions accrue interest based on the rate of return for 10-year Treasury bills, as established on January 1 of each calendar year. Certain of our Named Executive Officers have current “grandfathered” balances measured against our Common Stock. Although such balances are not invested in actual Common Stock, the balances are adjusted daily to reflect the fair market value of a share of our Common Stock.

A participant’s before-tax contributions in our Supplemental Savings Plan are immediately fully vested. Our matching contributions vest ratably from the second through the fifth year of employment or, if earlier, when the participant reaches age 65, dies, or becomes totally and permanently disabled.

Unless a participant elects otherwise in accordance with the Supplemental Savings Plan election procedures, a participant’s vested amount under the Plan (plus, with respect to any portion of a participant’s account measured against our Common Stock, an amount equal to dividends that the participant would have received during the calendar year in which the participant’s distribution occurs) will be distributed in a lump sum within 30 days after the participant’s termination date. Payments will be delayed if and to the extent payment within six months of the termination of employment will result in the imposition of additional taxes on the participant pursuant to Section 409A of the Code. Payments delayed due to the regulations promulgated under Section 409A will accrue interest during the deferral period at a rate per annum equal to the 10-year Treasury bill rate in effect on the first day of the plan year in which the deferral begins, or if the deferral period extends beyond the close of the plan year, the interest rate for the remainder of the deferral period will equal the 10-year Treasury bill rate on the first day of the following plan year.

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POTENTIAL PAYMENTS UPON TERMINATION AND CHANGE IN CONTROL PROVISIONS

We maintain certain agreements, plans and programs that require us to provide compensation to our Named Executive Officers in the event of a termination of employment or a change in control. A description thereof is contained herein under the heading “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table.”

The following tables disclose the potential payments upon termination of employment or change in control with respect to each of our Named Executive Officers. The assumptions used in calculating these amounts are set forth below the last table.

Emanuel Chirico

	Voluntary Termination at February 1, 2015	Retirement at February 1, 2015	Death at February 1, 2015	Disability at February 1, 2015	Termination Without Cause or for Good Reason at February 1, 2015	Termination for Cause at February 1, 2015	Termination Without Cause or for Good Reason Upon Change in Control at February 1, 2015[1]
Severance value[2]	$0	$0	$0	$0	$6,750,000	$0	$10,125,000
Performance Incentive Bonus Plan[3]	0	0	0	0	0	0	0
Value of “in the money” unexercisable stock options[4]	0	0	3,513,447	0	0	0	3,513,447
Value of unvested restricted stock units[5]	0	0	6,075,877	0	0	0	6,075,877
Value of unvested performance share units[6]	0	0	8,529,934	6,859,716	6,859,716	0	11,655,805
Capital accumulation program[7]	1,540,922	1,540,922	2,056,161	1,540,922	1,540,922	0	2,120,802
Welfare benefits value[8]	0	0	0	0	48,362	0	72,543
Payout adjustment[9]	0	0	0	0	0	0	0
Total	$1,540,922	$1,540,922	$20,175,419	$8,400,638	$15,199,000	$0	$33,563,474

Michael A. Shaffer

	Voluntary Termination at February 1, 2015	Retirement at February 1, 2015	Death at February 1, 2015	Disability at February 1, 2015	Termination Without Cause or for Good Reason at February 1, 2015	Termination for Cause at February 1, 2015	Termination Without Cause or for Good Reason Upon Change in Control at February 1, 2015[1]
Severance value[2]	$0	$0	$0	$0	$2,231,250	$0	$2,975,000
Performance Incentive Bonus Plan[3]	0	0	0	0	0	0	0
Value of “in the money” unexercisable stock options[4]	0	0	386,224	0	0	0	386,224
Value of unvested restricted stock units[5]	0	0	1,540,884	0	0	0	1,540,884
Value of unvested performance share units[6]	0	0	568,280	458,351	458,351	0	1,352,964
Capital accumulation program[7]	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Welfare benefits value[8]	0	0	0	0	36,272	0	48,362
Payout adjustment[9]	0	0	0	0	0	0	0
Total	$0	$0	$2,495,388	$458,351	$2,725,873	$0	$6,303,434

Francis K. Duane

	Voluntary Termination at February 1, 2015	Retirement at February 1, 2015	Death at February 1, 2015	Disability at February 1, 2015	Termination Without Cause or for Good Reason at February 1, 2015	Termination for Cause at February 1, 2015	Termination Without Cause or for Good Reason Upon Change in Control at February 1, 2015[1]
Severance value[2]	$0	$0	$0	$0	$2,756,250	$0	$3,675,000
Performance Incentive Bonus Plan[3]	0	0	0	0	0	0	0
Value of “in the money” unexercisable stock options[4]	0	0	380,563	0	0	0	380,563
Value of unvested restricted stock units[5]	0	0	1,487,297	0	0	0	1,487,297
Value of unvested performance share units[6]	0	0	515,962	428,029	428,029	0	1,300,645
Capital accumulation program[7]	1,052,938	1,052,938	1,650,815	1,052,938	1,052,938	0	2,000,000
Welfare benefits value[8]	0	0	0	0	36,272	0	48,362
Payout adjustment[9]	0	0	0	0	0	0	0
Total	$1,052,938	$1,052,938	$4,034,637	$1,480,967	$4,273,489	$0	$8,891,867

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Daniel Grieder

	Voluntary Termination at February 1, 2015	Retirement at February 1, 2015	Death at February 1, 2015	Disability at February 1, 2015	Termination Without Cause or for Good Reason at February 1, 2015	Termination for Cause at February 1, 2015	Termination Without Cause or for Good Reason Upon Change in Control at February 1, 2015[1]
Severance value[2,10]	$0	$0	$0	$0	$1,086,693	$0	$1,086,693
Performance Incentive Bonus Plan[3]	0	0	0	0	0	0	0
Value of “in the money” unexercisable stock options[4]	0	0	228,773	0	0	0	228,773
Value of unvested restricted stock units[5]	0	0	1,427,316	0	0	0	1,427,316
Value of unvested performance share units[6]	0	0	0	0	0	0	1,562,936
Capital accumulation program[7]	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Welfare benefits value[8]	0	0	0	0	0	0	0
Payout adjustment[9]	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Total	$0	$0	$1,656,089	$0	$1,086,693	$0	$4,305,718

Steven B. Shiffman

	Voluntary Termination at February 1, 2015	Retirement at February 1, 2015	Death at February 1, 2015	Disability at February 1, 2015	Termination Without Cause or for Good Reason at February 1, 2015	Termination for Cause at February 1, 2015	Termination Without Cause or for Good Reason Upon Change in Control at February 1, 2015[1]
Severance value[2]	$0	$0	$0	$0	$1,487,500	$0	$2,975,000
Performance Incentive Bonus Plan[3]	0	0	0	0	0	0	0
Value of “in the money” unexercisable stock options[4]	0	0	64,721	0	0	0	64,721
Value of unvested restricted stock units[5]	0	0	589,340	0	0	0	589,340
Value of unvested performance share units[6]	0	0	408,899	320,967	320,967	0	1,064,946
Capital accumulation program[7]	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Welfare benefits value[8]	0	0	0	0	24,181	0	24,181
Payout adjustment[9]	0	0	0	0	0	0	0
Total	$0	$0	$1,062,960	$320,967	$1,832,648	$0	$4,718,188

Fred Gehring

	Voluntary Termination at February 1, 2015	Retirement at February 1, 2015	Death at February 1, 2015	Disability at February 1, 2015	Termination Without Cause or for Good Reason at February 1, 2015	Termination for Cause at February 1, 2015	Termination Without Cause or for Good Reason Upon Change in Control at February 1, 2015[1]
Severance value[2,10]	$0	$0	$134,247	$0	$2,013,703	$0	$2,013,703
Performance Incentive Bonus Plan[3]	0	0	0	0	0	0	0
Value of “in the money” unexercisable stock options[4]	0	0	684,554	0	0	0	684,554
Value of unvested restricted stock units[5]	0	0	1,146,814	0	0	0	1,146,814
Value of unvested performance share units[6]	0	0	0	0	0	0	5,209,785
Capital accumulation program[7]	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Welfare benefits value[8,10]	0	0	0	0	11,111	0	11,111
Payout adjustment[9]	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Total	$0	$0	$1,965,615	$0	$2,024,814	$0	$9,065,967

1	In the event of a change in control with no termination of employment, a Named Executive Officer would be entitled to all amounts (if any) set forth in this column, except for the amounts set forth on the rows entitled Severance value, Welfare benefits value and Payout adjustment.

2	Severance is calculated in accordance with the applicable Named Executive Officer’s employment agreement, other than Mr. Grieder whose severance is based on statutory requirements. In each case, other than Mr. Grieder, for termination without cause or for good reason, severance value is equal to a multiple of the sum of our Named Executive Officer’s base salary plus an amount equal to the bonus that would be payable if target level performance was achieved under the Company’s annual bonus plan (if any) in respect of the fiscal year during which termination occurs (or the prior fiscal year if bonus levels have not yet been established for the year of termination). See pages 34–35 for applicable multiples. In addition, if Mr. Gehring dies, the Company would be required to make a payment equal to three months of his base salary.

3	A participant must be employed by the Company on the last day of the applicable performance cycle in order to remain eligible to receive a bonus under our Performance Incentive Bonus Plan, subject to certain exceptions regarding earlier termination. Therefore, if a termination of employment or change in control had occurred on February 1, 2015, each Named Executive Officer would have been entitled to receive his actual bonus for the performance cycle and the termination event or change in control would not have triggered a payment.

46

4	Represents the value of unexercisable “in the money” stock options outstanding as of February 1, 2015, the vesting of which would accelerate upon death, a change in control or retirement. The value is equal to the difference between the closing price of our Common Stock on January 30, 2015, the last business day of 2014, and the per share exercise price of each stock option that would become exercisable, multiplied by the number of shares of our Common Stock receivable upon exercise.

5	Represents the value of unvested restricted stock units as of February 1, 2015, the vesting of which would accelerate upon death, a change in control or retirement. The value is equal to the closing price of our Common Stock on January 30, 2015, the last business day of 2014, multiplied by the number of shares of our Common Stock receivable upon vesting.

6	Awards of performance share units were made under our 2006 Stock Incentive Plan for the 2012-2013, 2013-2014 and 2014-2015 performance cycles and under our GRIP II program.

The amounts set forth in this row represent the payout levels discussed below multiplied by the closing price of our Common Stock on January 30, 2015, the last business day of 2014.

In regards to the 2012-2013 and 2013-2014 performance cycles, in the event of death, disability, termination without cause or for good reason, or a change in control (with or without accompanying termination of employment), amounts are shown based on actual results achieved during the two-year performance cycles that ended on February 2, 2014 and February 1, 2015, respectively.

In regards to the 2014-2015 performance cycle, in the event of disability, or termination without cause or for good reason, the amounts are shown at the anticipated payout level. In the event of a change in control (with or without an accompanying termination of employment) or death, the amounts are based on the amounts that would otherwise have been payable for the performance cycle if the target level were achieved.

For GRIP II awards, the amounts are shown at the anticipated payout level in the event of disability. In the event of a change in control (with or without an accompanying termination of employment), the amounts are based on the amounts that would otherwise have been payable for the performance cycle if the target level were achieved. In the event of death, the amounts are shown based on actual performance as of the date of the participant’s death.

Any amounts payable in respect of the GRIP II awards and the 2014-2015 performance cycle are prorated 58% and 50%, respectively, of the target or anticipated payout level, respectively, representing the portion of the relevant performance cycle actually worked by our Named Executive Officers as of February 1, 2015.

7	Messrs. Chirico and Duane are our only Named Executive Officers who are parties to agreements with us under our capital accumulation program. All benefits, other than the payment to be made in connection with a change in control, are paid monthly over a 10-year period. The payouts shown include, where applicable, the interest that participants receive on the vested portion of their benefit for the period after the date on which they are scheduled to fully vest until payment. For Mr. Duane, interest is assumed to accrue on the vested amount of his benefit at the 10-year Treasury bill rate on January 30, 2015, the last business day of 2014, as he was not eligible to receive contractual interest on his benefit until March 5, 2015. For Mr. Chirico, interest is assumed to accrue at the rate of 2.22% per annum, which is the average 10-year Treasury bill rate currently applicable under his agreement. The total value of the 120 payments is discounted to present value using a rate of 3.94%.

Amounts shown in the Voluntary Termination column represent, where applicable, a prorated portion of the total benefit for the participant, based on vesting. Mr. Chirico was fully vested and 75% of Mr. Duane’s benefit has vested as of February 1, 2015.

Retirement – The capital accumulation program agreements do not specifically provide for payment upon retirement. The amounts shown in the retirement column represent the amounts payable, if any, upon voluntary termination of employment.

Amounts shown in the Death column represent the present value of the full benefit for each participant as of February 1, 2015.

Disability – The capital accumulation program agreements do not specifically provide for payment upon disability. The amounts shown in the disability column represent the amounts payable, if any, upon voluntary termination of employment.

Amounts shown in the Termination Without Cause or for Good Reason column represent, where applicable, a prorated portion of the total benefit for the participant, based on vesting. Mr. Chirico was fully vested and 75% of Mr. Duane’s benefit has vested as of February 1, 2015.

Termination for Cause – We do not have any obligation to make payments to Messrs. Chirico or Duane in the event employment terminates for cause.

Amounts shown in the Termination Without Cause or for Good Reason Upon Change in Control column represent a lump sum payment for the full benefit for each of Messrs. Chirico and Duane.

Payments will be delayed if and to the extent payment within six months of the termination of employment will result in the imposition of additional taxes on the participant pursuant to Section 409A of the Code. Payments delayed due to the regulations promulgated under Section 409A will accrue interest during the deferral period at a rate per annum, equal to the average of the 10-year Treasury bill rate in effect on the first day of each calendar month during the delay period.

8	The amounts shown represent the cost of welfare benefits, including medical, dental, life and disability coverage, that our Named Executive Officers would have received under their employment agreements if their employment had been terminated without cause or for good reason on February 1, 2015. Such benefits are not receivable if their employment is terminated for any other reason. Those benefits would continue for two years for Mr. Chirico and one and one half years for Messrs. Duane, Gehring, and Shaffer, other than if the termination occurred within two years after a change in control. Those benefits would continue for three years for Mr. Chirico, two years for Messrs. Shaffer, Duane and Shiffman and one and one half years for Mr. Gehring, if the termination occurred within two years after a change in control.

9	If any of our U.S.-based Named Executive Officers would become subject to the Federal excise tax on excess parachute payments under Section 4999 of the Code as a result of the amount of his termination payments under a change in control, then such termination payments would be reduced as necessary to maximize each Named Executive Officer’s respective after-tax termination payout. It is projected that none of our Named Executive Officers would have been subject to such excise taxes if they had been terminated under a change in control as of February 1, 2015.

10	Potential severance payments and welfare benefits upon termination for Messrs. Gehring and Grieder have been translated at the Euro to U.S. dollar exchange rate of 1.1305, which was the closing rate on February 1, 2015.

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RISK CONSIDERATIONS IN COMPENSATION PROGRAMS

Our compensation program is a pay-for-performance model and performance-based incentives constitute a significant portion of the compensation packages awarded to executives. We believe that it is important to ensure that these incentives do not result in our associates taking actions that may conflict with our long-term best interests. We address this issue in several ways.

Pay Mix.   We believe that base salaries are a sufficient component of total compensation. Additionally, incentive compensation consists of both short-term and long-term incentives, which creates a balance between short-term results and long-term sustainable performance. Although a large portion of pay is variable, incentive compensation is heavily weighted towards long-term components. These factors discourage risk taking.

Performance Plan Leverage.   There is a limit on the maximum amount that an associate can receive in connection with annual bonus awards made under our Performance Incentive Bonus Plan and long-term performance share unit awards made under our 2006 Stock Incentive Plan. This mitigates against the risks that associates may take.

Long-Term Performance.   Performance share unit awards (and other long-term awards we have made) are typically based upon our performance over a two- or three-year period, which mitigate against the taking of short-term risks. In addition, performance measures used include earnings per share, stock price appreciation and total shareholder return, thereby aligning management with stockholder interests. Awards with two-year performance cycles have been coupled with an additional one-year vesting period after certification of performance, which further aligns management with stockholder interests, as fluctuations in the price of our Common Stock directly affect the value of the payouts.

Vesting Over Extended Periods.   Stock options and restricted stock units generally do not vest fully for four years. This longer vesting period discourages unnecessary or excessive risk taking. Additionally, our Insider Trading Policy prohibits hedging and other activities that could offset the benefits of having these as long-term awards.

Performance Metrics and Goals.   The earnings goals under our Performance Incentive Bonus Plan, in which our senior executives participate, including our Named Executive Officers, are based upon budgeted earnings levels that are reviewed and approved by our Board of Directors and that we believe are sufficiently challenging but attainable without the need to take inappropriate risks or make material changes to our business or strategy. The bonuses payable under the annual management bonus programs, in which certain other executives participate, are based on the same performance measures (e.g., earnings per share or divisional earnings) established in accordance with our Performance Incentive Bonus Plan for the senior executive to whom these other executives report or such other measure consistent with our Performance Incentive Bonus Plan but reflecting only the part of such senior executive’s division in which the participant has responsibility. These measures are consistent with stockholder interests. The only other bonus plan we have in which associates may receive bonuses based upon financial metrics that differ from those in our Performance Incentive Bonus Plan and our annual management bonus program provide de minimis bonuses.

Recoupment.   Our Performance Incentive Bonus Plan, Long-Term Incentive Plan and 2006 Stock Incentive Plan provide for recoupment (“clawback”) and/or cancellation of part or all of a participant’s bonuses and awards in the event we restate our financial results to correct a material error or inaccuracy resulting in whole or in part from the fraud or intentional misconduct of the participant. In the case of the 2006 Stock Incentive Plan, this recoupment and/or cancellation of a participant’s awards is limited to participants who are members of our senior executive group.

Equity Ownership.   Incentive compensation has a large stock component to it. The value of these awards is best realized through long-term appreciation of stockholder value, especially when coupled with our stock ownership guidelines for our Named Executive Officers, which expose our Named Executive Officers to the loss of the value of the retained equity if stock appreciation is jeopardized.

The above items were identified in a risk assessment of each component of our Named Executive Officers’ compensation that was performed by our compensation consultant and presented to the Compensation Committee. We believe that the assessment is applicable to the potential risks arising in connection with compensating our other employees as well, due to the similarities between compensating our Named Executive Officers and our other employees. As a result of the risk assessment performed by our compensation consultant and the factors discussed in this section, we do not believe that there are any risks arising from our compensation policies and practices that are reasonably likely to have a material adverse effect on us.

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DIRECTOR COMPENSATION

Each of our non-employee directors receives an annual retainer of  $70,000 for his or her services as a director and is reimbursed for his or her meeting-related expenses. The Chairperson of the Audit & Risk Management Committee receives an additional retainer of  $35,000 and each of our directors who is a member of the Audit & Risk Management Committee receives an additional retainer of  $20,000. The Chairperson of the Compensation Committee receives an additional retainer of  $30,000 and each of our directors who is a member of the Compensation Committee receives an additional retainer of  $15,000. The Chairpersons of each of the Nominating, Governance & Management Development Committee and the Corporate Social Responsibility Committee receive an additional retainer of  $20,000 and each of our directors who is a member of such committee receives an additional retainer of  $10,000. The presiding director also receives an additional retainer of  $30,000. Each of our non-employee directors also receives an annual grant of restricted stock units of our Common Stock with a value of approximately $135,000 on the date of grant for his or her services as a director. In accordance with this schedule, each of our non-employee directors who was elected on June 19, 2014 received on that date a grant of 1,164 restricted stock units. We do not pay fees or make equity grants to non-employee directors who are designated for election by a stockholder having director nomination rights; we currently have no such directors.

Our non-employee directors historically have not received any benefits or perquisites, other than discounts to our retail stores available to all employees. We started providing business accident travel insurance for our directors and their spouses in 2014 at an annual cost of  $2,262 per director.

Our non-employee directors (other than directors designated for election by a stockholder having director nomination rights) are required to own Common Stock with a value equal to five times the annual cash retainer payable to directors. Non-employee directors have five years to attain this ownership level. All of our non-employee directors are in compliance with this requirement as of the date of this Proxy Statement. Ms. McIntyre, who joined the Board on February 3, 2015, and Messrs. Callinicos and Rosenfeld, who joined the Board on March 24, 2014, are not yet required to (and do not currently) meet this ownership level. Our stock ownership guidelines require directors to hold 50% of the shares received upon the vesting of their equity awards (after payment of taxes) until they satisfy the guideline.

The following table provides information concerning the compensation of our non-employee directors for 2014. Excluded from this table is Ms. McIntyre, who did not serve as a director during 2014.

Current Directors	Fees Earned or Paid in Cash[1] ($)	Stock Awards[2,3] ($)	Option Awards[3] ($)	All Other Compensation ($)	Total ($)
Mary Baglivo	90,000	135,222	N/A	N/A	225,222
Brent Callinicos	60,000	135,222	N/A	N/A	195,222
Juan R. Figuereo	97,500	135,222	N/A	N/A	232,722
Joseph B. Fuller	90,000	135,222	N/A	N/A	225,222
Bruce Maggin	107,500	135,222	N/A	N/A	242,722
V. James Marino	90,000	135,222	N/A	N/A	225,222
Henry Nasella	140,000	135,222	N/A	N/A	275,222
Rita M. Rodriguez	90,000	135,222	N/A	N/A	225,222
Edward R. Rosenfeld	67,500	135,222	N/A	N/A	202,722
Craig Rydin	90,000	135,222	N/A	N/A	225,222
Former Directors
Margaret L. Jenkins	45,000	N/A	N/A	N/A	45,000
Helen McCluskey	40,000	N/A	N/A	N/A	40,000

1	The fees earned or paid in cash to the directors consist of the following:

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Current Directors	Annual Director Fees ($)	Committee Chair Fees ($)	Committee Member Fees ($)	Presiding Director Fee ($)	Total ($)
Mary Baglivo	70,000	N/A	20,000	N/A	90,000
Brent Callinicos	52,500	N/A	7,500	N/A	60,000
Juan R. Figuereo	70,000	17,500	10,000	N/A	97,500
Joseph B. Fuller	70,000	20,000	N/A	N/A	90,000
Bruce Maggin	70,000	17,500	20,000	N/A	107,500
V. James Marino	70,000	N/A	20,000	N/A	90,000
Henry Nasella	70,000	30,000	10,000	30,000	140,000
Rita M. Rodriguez	70,000	20,000	N/A	N/A	90,000
Edward R. Rosenfeld	52,500	N/A	15,000	N/A	67,500
Craig Rydin	70,000	N/A	20,000	N/A	90,000
Former Directors
Margaret L. Jenkins	35,000	N/A	10,000	N/A	45,000
Helen McCluskey	35,000	N/A	5,000	N/A	40,000

2	The Stock Awards column represents the aggregate grant date fair value of restricted stock units granted to our directors in 2014. Restricted stock units were the only stock-based awards granted to our directors in 2014. The fair value of restricted stock units is equal to $116.17, the closing price of our Common Stock on the date of grant, multiplied by the number of restricted stock units granted to each director.

3	The number of unexercised stock options and restricted stock units outstanding for each of our directors as of February 1, 2015 was as follows:

Current Directors	Option Awards (#)	Stock Awards (#)
Mary Baglivo	N/A	1,164
Brent Callinicos	N/A	1,164
Juan R. Figuereo	N/A	3,987	[a]
Joseph B. Fuller	N/A	17,074	[b]
Bruce Maggin	20,000	5,049	[c]
V. James Marino	N/A	1,164
Henry Nasella	20,000	17,074	[b]
Rita M. Rodriguez	N/A	1,164
Edward R. Rosenfeld	N/A	1,164
Craig Rydin	10,000	9,379	[d]
Former Directors
Margaret L. Jenkins	N/A	N/A
Helen McCluskey	N/A	N/A

a	Settlement of 2,823 of these outstanding awards has been deferred pursuant to the director’s election, as permitted under our 2006 Stock Incentive Plan.

b	Settlement of 15,910 of these outstanding awards has been deferred pursuant to the director’s election, as permitted under our 2006 Stock Incentive Plan.

c	Settlement of 3,885 of these outstanding awards has been deferred pursuant to the director’s election, as permitted under our 2006 Stock Incentive Plan.

d	Settlement of 8,215 of these outstanding awards has been deferred pursuant to the director’s election, as permitted under our 2006 Stock Incentive Plan.

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TRANSACTIONS WITH RELATED PERSONS

We are required to disclose certain transactions with “related persons” under an SEC rule. These are transactions, subject to certain exceptions, in which we are a participant where the amount involved exceeds $120,000, and

*	a current director or executive officer;

*	a person who during our most recently completed fiscal year served as a director or executive officer;

*	a nominee for director;

*	a holder of more than 5% of our Common Stock; or

*	an immediate family member of any of the foregoing persons

has a direct or indirect material interest. We have been participants in the following transactions that are required to be disclosed in this Proxy Statement pursuant to the referenced SEC rule:

*	Paul Gehring, Fred Gehring’s brother, is the owner of Gehring Projects B.V. (formerly known as Gehring & Heijdenrijk B.V.), a picture framing business, which is a vendor to our Tommy Hilfiger Retail and Tommy Hilfiger Creative Services divisions. We paid €506,815 during 2014 to Gehring Projects for goods and services provided to the two divisions. Gehring Projects was selected as a vendor in 2009 by these divisions pursuant to a competitive bidding process. We intend to continue purchasing goods and services from Gehring Projects.

*	Dominic Chirico, a son of Emanuel Chirico, has worked for us since September 2010. Dominic Chirico received compensation of $141,621, consisting of salary, bonus and a clothing allowance.

*	In April 2014, one of our subsidiaries purchased approximately 10% of the shares of Kingdom Holding 1 B.V., the holding company for the Karl Lagerfeld brand fashion business, for approximately €13.7 million and entered into a shareholders agreement with the other shareholders of Kingdom Holding 1. Mr. Gehring indirectly owns approximately 35% of Kingdom Holding 1.

The Audit & Risk Management Committee is required to review and approve all transactions between us and any director or executive officer that will, or is reasonably likely to require disclosure under SEC rules. In determining whether to approve any such transaction, the Committee will consider the following factors, among others, to the extent relevant to the transaction:

*	whether the terms of the transaction are fair to the Company and on the same basis as would apply if the transaction did not involve a related person;

*	whether there are business reasons for the Company to enter into the transaction;

*	whether the transaction would impair the independence of an outside director; and

*	whether the transaction would present an improper conflict of interest for a director or executive officer, taking into consideration such factors as the Committee deems relevant, such as the size of the transaction, the overall financial position of the individual, the direct or indirect nature of the individual’s interest in the transaction and the ongoing nature of any proposed relationship.

Additionally, under our Code of Business Conduct & Ethics and Conflict of Interest Policy, our directors and our employees, including our executive officers, have a duty to report all potential conflicts of interests, including transactions with related persons. We have established procedures for reviewing and approving disclosures under the policy and all disclosures are also discussed annually with the Audit & Risk Management Committee.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Ms. Baglivo and Messrs. Nasella and Rydin were members of the Compensation Committee for the entirety of 2014; no other person served as a member during 2014. There were no interlocks or relationships involving any of the Committee members during 2014 that are required to be disclosed under the SEC’s rules or proxy regulations.

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AUDIT COMMITTEE REPORT

The Company’s management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. The independent auditors audit the Company’s financial statements and express an opinion on the financial statements based on their audit. The Audit & Risk Management Committee is directly responsible for the appointment, compensation and oversight of the independent auditors and reviews the Company’s financial reporting process on behalf of the Board of Directors.

As part of its oversight of the Company’s financial statements and reporting process, the Audit & Risk Management Committee has met and held discussions with Company management, the Company’s internal auditing staff and Ernst & Young LLP, the Company’s independent auditors. Management represented to the Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Committee has reviewed and discussed the audited consolidated financial statements with management and the independent auditors. The Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61, as amended and as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

In addition, the Audit & Risk Management Committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors’ communications with the Committee concerning independence and has discussed with the independent auditors the auditors’ independence from the Company and its management. The Committee has also considered whether the independent auditors’ provision of other non-audit services to the Company is compatible with the auditors’ independence.

The Audit & Risk Management Committee discussed with the Company’s internal and independent auditors the overall scope and plans for their respective audits. The Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, the evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit & Risk Management Committee recommended to the Board of Directors the inclusion of the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended February 1, 2015, as filed with the SEC. The Committee also has recommended stockholder ratification of the selection of the Company’s independent auditors.

The members of the Audit & Risk Management Committee reviewed and met with Company management and the Company’s independent auditors on a quarterly basis the Company’s earnings releases and, as applicable, its Quarterly Reports on Form 10-Q, and Annual Report on Form 10-K. The Committee also reviews and meets, when needed, in conjunction with earnings guidance issued other than in quarterly earnings releases.

Audit & Risk Management Committee

Juan R. Figuereo, Chairman
Bruce Maggin
V. James Marino
Edward R. Rosenfeld

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APPROVAL OF THE 2006 STOCK INCENTIVE PLAN

Introduction and Board Recommendation

Our 2006 Stock Incentive Plan was approved by stockholders at our 2006 Annual Meeting of Stockholders, amended by stockholders in 2009 and 2012, and its material terms were re-approved by stockholders in 2011. The Plan permits the grant to our employees, directors, consultants and advisors of  (1) nonqualified stock options, (2) incentive stock options, (3) restricted stock, (4) restricted stock units, (5) stock appreciation rights (“SARs”), (6) performance shares and performance share units and (7) other stock-based awards, each of which we refer to as an “award.”

Our 2006 Stock Incentive Plan will expire on April 26, 2016.

The Board of Directors has approved, upon the recommendation of the Compensation Committee and subject to stockholder approval, our 2006 Stock Incentive Plan, which has been amended to, among other things, (i) extend the term of the Plan to April 29, 2025, or such earlier date as may be determined by the Board, and (ii) add 3,000,000 additional shares to the pool of shares of Common Stock available for issuance under the Plan. Approval of the Plan is needed so that we can continue the Plan beyond April 26, 2016 and to meet the stockholder approval requirements for the grant of stock options which qualify as “incentive stock options” under Section 422 of the Code and for awards to be made which are intended to qualify as “performance-based compensation” under Section 162(m) of the Code. In addition, the additional shares under the Plan will provide us with flexibility in structuring our executive compensation arrangements going forward. If the Plan as amended is not approved by stockholders, it will continue as currently in effect until its expiration date on April 26, 2016.

The following summary of certain features of our 2006 Stock Incentive Plan, as well as the definitions of each type of award, is qualified in its entirety by reference to the full text of the Plan, which is attached as Exhibit B.

The Board of Directors recommends a vote FOR the 2006 Stock Incentive Plan, as amended. Proxies received in response to this solicitation will be voted FOR this proposal unless otherwise specified in a proxy.

Nature and Purpose of the 2006 Stock Incentive Plan

The purposes of our 2006 Stock Incentive Plan are to induce certain individuals to remain in the employ of, or to continue to serve as directors, consultants or advisors to, us and our present and future subsidiaries, to attract new individuals to enter into such employment or service, and to encourage such individuals to secure or increase on reasonable terms their stock ownership in us. The Board of Directors believes that the Plan promotes continuity of management and increased incentive and personal interest in our welfare by those who are or may become primarily responsible for shaping and carrying out our long range plans and securing our continued growth and financial success.

Eligibility to Receive Awards

Our 2006 Stock Incentive Plan provides that awards may be granted to our employees, non-employee directors and consultants, except that incentive stock options may be granted only to employees. The approximate number of persons eligible to participate in our 2006 Stock Incentive Plan is 1,200.

Duration and Modification

Approval of this proposal would extend the term of our 2006 Stock Incentive Plan to terminate on April 29, 2025, or such earlier date as may be determined by the Board of Directors. The Board may amend, suspend or terminate the Plan at any time, although stockholder approval is required for any amendment to the extent necessary to comply with the New York Stock Exchange listing standards or applicable law.

Administration

Our 2006 Stock Incentive Plan is administered by the Compensation Committee or such other committee of the Board of Directors that the Board may designate from time to time (referred to in this discussion as the “Committee”). The Committee must consist of two or more members of the Board who are “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act and “outside directors” within the meaning of Section 162(m) of the Code. The members of the Committee are appointed annually by the Board. Subject to the provisions of the Plan, the Committee has the authority to (1) select the persons to whom awards are to be granted, (2) determine whether and to what extent awards are to be granted, (3) determine the size and type of awards, (4) approve forms of award agreement for use under our 2006 Stock Incentive Plan, (5) determine the terms and conditions applicable to awards, (6) establish performance goals for any performance period and determine whether such goals were satisfied, (7) subject to certain limitations, amend any outstanding award, (8) construe and interpret the Plan and any award agreement and apply its provisions and (9) subject to certain limitations, take any other actions deemed necessary or advisable for the administration of the Plan. The Committee may delegate its authority, to the extent permitted by applicable law, including its authority to grant awards to participants who are not “insiders” subject to Section 16 of the Exchange Act or whose compensation is, or is likely to become, subject to the provisions of Section 162(m) of the Code. All decisions, interpretations and other actions of the Committee are final and binding on all persons, including us, our subsidiaries, employees, directors, consultants and their estates and beneficiaries.

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Securities Subject to the 2006 Stock Incentive Plan

The number of shares of Common Stock that currently may be issued under the Plan is 14,436,589, which includes the 3,000,000 shares included in the Plan when it was approved, the 4,400,000 shares added to the Plan pursuant to an amendment approved by stockholders in 2009, the 4,500,000 shares added to the Plan pursuant to an amendment approved by stockholders in 2012, the 1,442,940 shares added to the Plan in connection with the Warnaco acquisition and 1,093,649 shares now registered under the Plan that became available due to the cancellation, termination or expiration of outstanding stock options under our prior stock plans, as provided by the terms of the Plan. This total includes shares that are subject to outstanding awards, are still available to be awarded or have been issued as the result of exercise or vesting of awards. The number of shares does not take into account that for purposes of calculating usage of shares under the Plan, each share underlying an option (or SAR) is counted as one share but each share underlying our awards of restricted stock units and performance share units (and restricted stock and other stock-based awards) is counted as two shares. (Prior to April 30, 2009, each share underlying a grant of restricted stock, restricted stock units, performance share units or other stock-based award was counted as three shares.) As of May 1, 2015, approximately 3,310,000 shares out of such 14,436,589 shares remain available to be awarded (taking into account that approximately 265,650 shares have been cancelled or terminated) and, if the amended and restated Plan is adopted, 3,000,000 additional shares will become available. In addition, we may transfer 2,089 shares to the plan that have become available due to the cancellation, termination or expiration of any outstanding options under our prior stock option plans.

As of the date of this Proxy Statement, awards representing 11,392,240 shares have been granted under the Plan. This takes into account how we calculate share usage under the Plan. Shares are not considered as having been used (i) if they are deliverable under an award granted that expires or is cancelled, forfeited, settled in cash or otherwise settled without the delivery of shares or (ii) if they are issued pursuant to awards that are assumed, converted or substituted in connection with a merger, acquisition, reorganization or similar transaction. For purposes of determining the number of shares available for grant as incentive stock options, only shares that are subject to an award, or an option under a prior plan, that expires or is cancelled, forfeited or settled in cash will be treated as not having been issued under the Plan or our prior plans. Furthermore, shares tendered in payment of the exercise price of an award, shares withheld by us to satisfy withholding obligations and shares covered by a SAR to the extent that it is exercised, will not be added back to the reserve of shares available for issuance under the Plan. The shares issued pursuant to awards may be authorized but unissued shares or treasury shares.

The market value of a share of Common Stock as of April 30, 2015 was $103.35.

Individual Limits

The maximum aggregate number of shares with respect to which awards may be granted in any calendar year to any one participant is 1,000,000.

Stock Options

Under our 2006 Stock Incentive Plan, the per share exercise price of any option cannot be less than the fair market value of our Common Stock on the grant date, which is (i) the closing sale price of a share on the New York Stock Exchange on the grant date or (ii) if there is no sale of shares on that date, the closing sale price of a share on the last trading date on which sales were reported on the New York Stock Exchange.

Each option granted under our 2006 Stock Incentive Plan will be evidenced by an award agreement that will specify the exercise price, the term of the option, the number of shares to which the option pertains, and such other terms and conditions as the Committee determines. In no event will an option granted under the Plan be exercised more than ten years after the grant date. Optionees will not have any rights to dividend equivalents.

An award of stock options will have a minimum period of restriction of three years, which may at the discretion of the Committee lapse on a prorated, graded or cliff basis, except as otherwise provided in an award agreement or upon a termination of employment or a participant’s qualifying termination during the two year period following the occurrence of a change in control or subsidiary disposition (as such terms are defined in our 2006 Stock Incentive Plan). However, in no event will the vesting of an award of stock options occur within one year of the date of grant, except that we will be entitled to make grants of any kind of award under the Plan without regard to the minimum vesting condition in an aggregate amount not to exceed 5% of the shares of Common Stock still available for grant, including the additional shares subject to this proposal.

Payment for shares issued upon exercise of an option generally may be made in cash, by delivery of shares of Common Stock owned by the optionee, any other method permitted by the Committee, or a combination of any permitted payment method.

Stock Appreciation Rights

Each SAR grant will be evidenced by an award agreement that will specify the exercise price, the term of the SAR and such other terms and conditions as the Committee determines. The grant price of SARs may not be less than 100% of the fair market value of our Common Stock on the grant date. SARs granted under our 2006 Stock Incentive Plan expire as determined by the Committee, but in no event later than 10 years from the grant date. Grantees will not have any rights to dividend equivalents.

An award of SARs will have a minimum period of restriction of three years, which may at the discretion of the Committee lapse on a prorated, graded or cliff basis, except as otherwise provided in an award agreement or upon a termination of employment or a participant’s qualifying termination during the two year period following the occurrence of a change in control or subsidiary disposition. However, in no event will the

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vesting of an award of SARs occur within one year of the date of grant, except that we will be entitled to make grants of any kind of award under the Plan without regard to the minimum vesting condition in an aggregate amount not to exceed 5% of the shares of Common Stock still available for grant, including the additional shares subject to this proposal.

Upon exercise of a SAR, the holder of the SAR will be entitled to receive payment in an amount equal to the product of  (i) the difference between the fair market value of our Common Stock on the date of exercise over the grant price and (ii) the number of shares of our Common Stock for which the SAR is exercised. At the discretion of the Committee, payment to the holder of a SAR may be in cash, by delivery of shares of Common Stock owned by the grantee or in some combination thereof.

Restricted Stock and Restricted Stock Units

Each restricted stock or restricted stock unit grant will be evidenced by an award agreement that will specify the periods of restriction, the number of shares of restricted stock or RSUs granted and such other terms and conditions as the Committee determines. The initial value of an RSU will equal the fair market value of our Common Stock on the grant date.

An award of restricted stock or RSUs will have a minimum period of restriction of three years, which may at the discretion of the Committee lapse on a prorated, graded or cliff basis, except as otherwise provided in an award agreement or upon a termination of employment or a participant’s qualifying termination during the two year period following the occurrence of a change in control or subsidiary disposition. However, in no event will the vesting of an award of an award of restricted stock or RSUs occur within one year of the date of grant, except that we will be entitled to make grants of any kind of award under the Plan without regard to the minimum vesting condition in an aggregate amount not to exceed 5% of the shares of Common Stock still available for grant, including the additional shares subject to this proposal.

In the Committee’s discretion, holders of restricted stock may receive cash dividends with respect to all shares held, and holders of restricted stock units may receive dividend equivalents, subject to the terms of the respective award agreements. Restricted stock units (and any dividend equivalents) may be settled in shares of Common Stock, cash or a combination thereof, in the Committee’s discretion.

Performance Shares and Performance Share Units

Each performance share and performance share unit grant will be evidenced by an award agreement that will specify the applicable performance period and performance measure(s), the number of performance shares or PSUs granted and such other terms and conditions as the Committee determines.

The initial value of performance shares and performance share units will equal the fair market value of a share of our Common Stock on the grant date. An award of performance shares or PSUs will have a minimum period of restriction of three years, which may at the discretion of the Committee lapse on a prorated, graded or cliff basis, except as otherwise provided in an award agreement or upon a termination of employment or a participant’s qualifying termination during the two year period following the occurrence of a change in control or subsidiary disposition. However, in no event will the vesting of an award of performance shares or PSUs occur within one year of the date of grant, except that we will be entitled to make grants of any kind of award under the Plan without regard to the minimum vesting condition in an aggregate amount not to exceed 5% of the shares of Common Stock still available for grant, including the additional shares subject to this proposal.

In the Committee’s discretion, holders of performance shares may receive cash dividends with respect to all shares held, and holders of performance share units may receive dividend equivalents, subject to the terms of the respective award agreements, provided that cash dividends or dividend equivalents on performance shares or PSUs shall be deferred and held in escrow or deemed reinvested in additional performance share units until the achievement of the applicable performance measures. Earned performance shares or PSUs may be settled in shares of Common Stock, in cash or a combination thereof, in the Committee’s discretion.

Other Stock-Based Awards

The Committee has the right to grant other stock-based awards that may include, without limitation, grants of shares of Common Stock based on the attainment of performance goals, payment of shares of Common Stock as a bonus in lieu of cash based on performance goals, and the payment of shares of Common Stock in lieu of cash under our other incentive or bonus programs. The Committee has the discretion to determine the vesting of any such award, provided that, except as specified in an award agreement or upon a termination of employment or a participant’s qualifying termination during the two year period following the occurrence of a change in control or subsidiary disposition, there will be a minimum vesting period of three years for all awards, which may in the Committee’s discretion lapse on a prorated, graded or cliff basis (as specified in the award agreement). However, in no event will the vesting of a stock-based award occur within one year of the date of grant, except that we will be entitled to make grants of any kind of award under the Plan without regard to the minimum vesting condition in an aggregate amount not to exceed 5% of the shares of Common Stock still available for grant, including the additional shares subject to this proposal. An award with a payment of shares in lieu of cash under any of our other incentive or bonus programs will not be subject to a minimum vesting period.

Performance-Based Awards

The Committee may grant awards which are intended to qualify as “performance-based compensation” for purposes of deductibility under Section 162(m) of the Code. For any such award, the Committee will establish the performance objectives to be used within 90 days after the

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commencement of the performance period, or, if less than 90 days, 25% of the performance period applicable to such award. The performance objectives to be used will be selected from the following list of measures: earnings, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, earnings per share, economic value created, market share, net income (before or after taxes), operating income, adjusted net income after capital charge, return on assets, return on capital (based on earnings or cash flow), return on equity, return on investment, revenue, cash flow, operating margin, share price, total stockholder return, total market value, and strategic business criteria, consisting of one or more objectives based on meeting specified market penetration goals, productivity measures, geographic business expansion goals, cost targets, customer satisfaction or employee satisfaction goals, goals relating to merger synergies, management of employment practices and employee benefits, or supervision of litigation or information technology, and goals relating to acquisitions or divestitures of subsidiaries, affiliates or joint ventures. The targeted performance with respect to the performance measures may be established at such levels and on such terms as the Committee may determine, in its discretion, on a corporate-wide basis or with respect to one or more business units, divisions, subsidiaries, business segments or functions, and in either absolute terms or relative to the performance of one or more comparable companies or an index covering multiple companies. Unless otherwise determined by the Committee, measurement of performance goals with respect to the performance measures above will exclude the impact of charges for restructurings, discontinued operations, extraordinary items and other unusual or non-recurring items, as well as the cumulative effects of tax or accounting changes, each as determined in accordance with generally accepted accounting principles or identified in our financial statements, notes to the financial statements, management’s discussion and analysis or other filings with the SEC. Awards that are not intended to qualify as “performance-based compensation” under Section 162(m) of the Code may be based on these or such other performance measures as the Committee may determine.

Clawback

The Board or any of its committees may, to the extent permitted by applicable law, (i) cancel or cause to be cancelled any or all of a senior executive’s outstanding awards granted after December 31, 2008, (ii) recover or cause to be recovered any or all proceeds resulting from any sale or other disposition (including to us) of shares issued or issuable upon vesting, settlement or exercise, as the case may be, of any award granted after December 31, 2008 or (iii) recover or cause to be recovered any cash paid or shares issued to a senior executive in connection with any vesting, settlement or exercise of an award granted after December 31, 2008 if our financial results are restated to correct a material error or inaccuracy resulting in whole or in part from the fraud or intentional misconduct of the senior executive, as determined by the Board of Directors or a committee thereof.

Non-Transferability of Awards

An award granted under our 2006 Stock Incentive Plan generally may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner. Awards can be transferred by will or by the laws of descent or distribution. In addition, an award agreement for an award other than incentive stock options can provide for the award to be transferred for no consideration to a member of the grantee’s immediate family.

Adjustments Upon Changes in Capitalization

In the event of any equity restructuring (within the meaning of FASB Accounting Standards Certification Topic 718), such as a stock dividend, stock split, spinoff, rights offering, or recapitalization through a large nonrecurring cash dividend, the Committee must cause an equitable adjustment in the number and kind of shares that may be delivered under our 2006 Stock Incentive Plan, the individual award limits, and, with respect to outstanding awards, in the number and kind of shares subject to outstanding awards, the exercise price, grant price or other price of shares subject to outstanding awards, any performance conditions relating to shares, the market price of shares, or per-share results, and other terms and conditions of outstanding awards, to prevent dilution or enlargement of rights. In the event of any other change in corporate capitalization, such as a merger, consolidation, or liquidation, the Committee may, in its sole discretion, cause there to be such equitable adjustment as described in the foregoing sentence, to prevent dilution or enlargement of rights. In such a case, unless otherwise determined by the Committee, the number of shares subject to any award will always be rounded down to a whole number. Any adjustment made by the Committee is conclusive.

Change in Control

In the event of a change in control in which outstanding awards are assumed or continued, except as otherwise provided in an award agreement, all outstanding options and SARs will become immediately exercisable, and any period of restriction or other restrictions imposed on restricted stock, restricted stock units, performance share units or other stock-based awards will lapse, in the event of a participant’s qualifying termination during the two year period following the change in control. In addition, all incomplete performance periods in respect of awards of performance shares, performance share units and each other performance-based award will end on the date of the change in control and the performance goals applicable to such awards will be deemed satisfied based on the level of performance achieved as of the date of the change in control, if determinable, or at the target level, if not determinable. Notwithstanding the foregoing, if less than 50% of the relevant performance period has elapsed as of the date of the change in control, then the performance goals applicable to such award will be deemed satisfied at the target level. Each performance-based award will thereafter become a time-based award and will vest and become payable to the participant on the earlier to occur of the participant’s qualifying termination during the two-year period following the occurrence of the change in control and the date the award otherwise vests in accordance with the award agreement.

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In the event of a change in control in which outstanding awards are not assumed or continued:

(i)	all outstanding options and SARs will be terminated and participants shall receive, for each share subject to the options or SARs held, cash equal to the excess of the fair market value of our Common Stock immediately prior to the occurrence of the change in control over the option exercise price or the SAR grant price, as applicable;

(ii)	all outstanding restricted stock, restricted stock units and other stock-based awards will be terminated and participants will receive, for each share subject to an award, cash equal to the fair market value of our Common Stock immediately prior to the occurrence of the change in control; and

(iii)	all outstanding performance shares, performance share units and other performance-based awards shall be terminated and participants will receive, for each share subject to an award, cash equal to the fair market value of our Common Stock immediately prior to the occurrence of the change in control. Each performance share, performance share unit and other performance-based award will vest on a pro rata monthly basis, including full credit for partial months elapsed, and will be paid based on the level of performance achieved as of the date of the change in control, if determinable, or at the target level, if not determinable. Notwithstanding the foregoing, if less than 50% of the relevant performance period has elapsed as of the date of the change in control, then the performance goals applicable to such award shall be deemed satisfied at the target level.

The Committee has the authority to provide for automatic full vesting and exercisability of awards held by certain participants affected by a subsidiary disposition.

With respect to awards (or portions of awards) that are considered deferred compensation under Section 409A of the Code, if an event or condition constituting a change in control does not constitute a “change in the ownership” or a “change in the effective control” of us or a “change in the ownership of a substantial portion of a corporation’s assets” with respect to us (each within the meaning of Section 409A of the Code), the event or condition will continue to constitute a change in control solely with respect to vesting of the award (or portion thereof) or a lapse of any applicable restrictions on the award and not for purposes of determining whether the settlement or payment of the award (or portion thereof) will be accelerated under our 2006 Stock Incentive Plan. The prior sentence will not apply to awards (or portions thereof) that qualify as short-term deferrals for purposes of Section 409A of the Code.

Federal Tax Aspects

The following paragraphs are a summary of the material U.S. Federal income tax consequences associated with awards granted under our 2006 Stock Incentive Plan. The summary is based on existing U.S. laws and regulations, and there can be no assurance that those laws and regulations will not change in the future. The summary does not purport to be complete and does not discuss the tax consequences upon a participant’s death or the provisions of the income tax laws of any municipality, state or foreign country in which the participant may reside. It is intended that the Plan and any awards granted thereunder will comply with, and should be interpreted consistent with, the requirements of Section 409A of the Code.

Incentive Stock Options

In general, neither the grant nor the exercise of an incentive stock option will result in taxable income to an optionee or a deduction to us. However, for purposes of the alternative minimum tax, the spread on the exercise of an incentive stock option will be considered as part of the optionee’s income.

The sale of shares received pursuant to the exercise of an incentive stock option which satisfies the holding period rules will result in capital gain to an optionee and will not result in a tax deduction to us. To receive incentive stock option treatment as to the shares acquired upon exercise of an incentive stock option, an optionee must neither dispose of such shares within two years after such incentive stock option is granted nor within one year after the exercise of such incentive stock option. In addition, an optionee generally must be our employee, or an employee of one of our subsidiaries at all times between the date of grant and the date three months before exercise of such incentive stock option. If an incentive stock option is exercised more than three months after the termination of an optionee’s employment with us, the option will be treated as a nonqualified stock option.

If the holding period rules are not satisfied, the portion of any gain recognized on the disposition of the shares of Common Stock acquired upon the exercise of an incentive stock option that is equal to the lesser of  (a) the fair market value of the shares on the date of exercise minus the option price or (b) the amount realized on the disposition minus the option price, will be treated as ordinary (compensation) income, with any remaining gain being treated as capital gain. We generally will be entitled to a deduction equal to the amount of such ordinary income.

If an optionee makes payment of the option price by delivering shares of Common Stock, the optionee generally will not recognize any gain as a result of such delivery, but the amount of gain, if any, which is not so recognized will be excluded from his or her basis in the new shares received. However, the use by an optionee of shares previously acquired pursuant to the exercise of an incentive stock option to exercise an option will be treated as a taxable disposition if the transferred shares are not held by the optionee for the requisite holding period.

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Nonqualified Stock Options

No income will be recognized by an optionee at the time a nonqualified stock option is granted. Ordinary income will be recognized by an optionee at the time a nonqualified stock option is exercised, and the amount of such income will be equal to the excess of the fair market value on the exercise date of the shares issued to the optionee over the option price. This ordinary (compensation) income will also constitute wages subject to withholding, and we will be required to make whatever arrangements are necessary to ensure that the amount of the tax required to be withheld is available for payment in money.

We will generally be entitled to a deduction for Federal income tax purposes at such time and in the same amount that the optionee is required to include in his or her income upon the exercise of a nonqualified stock option.

If an optionee makes payment of the option price by delivering shares of Common Stock, the optionee generally will not recognize any gain as a result of such delivery, but the amount of gain, if any, which is not so recognized, will be excluded from his or her basis in the new shares received.

Capital gain or loss on a subsequent sale or other disposition of the shares acquired upon the exercise of a nonqualified stock option will be measured by the difference between the amount realized on the disposition and the tax basis of such shares. The tax basis of the shares acquired upon the exercise of any nonqualified stock option will be equal to the sum of the exercise price of such nonqualified stock option and the amount included in income with respect to such option.

If an optionee transfers an option by gift, the optionee will recognize ordinary income at the time that the transferee exercises the option. We will be required to report the ordinary income recognized by the optionee, and to withhold income and employment taxes, and pay our share of employment taxes, with respect to such ordinary income. The optionee may also be subject to federal gift tax on the value of the transferred option at the time that the transfer of the option is considered completed for gift purposes. The Internal Revenue Service takes the position that the transfer is not complete until the option is fully vested.

Stock Appreciation Rights

No taxable income is recognized when a SAR is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the amount of cash received and the fair market value of any shares of Common Stock received. Any additional gain or loss recognized upon later disposition of the shares is capital gain or loss, which may be long-term or short-term capital gain or loss depending on the holding period.

Restricted Stock, Restricted Stock Units, Performance Shares and Performance Share Units

A participant generally will not have taxable income upon grant of restricted stock, restricted stock units, performance shares, or performance share units. Instead, the participant will recognize ordinary income at the time of vesting equal to the fair market value (on the vesting date) of the shares or cash received minus any amount paid. For restricted stock only, a participant instead may elect to be taxed at the time of grant.

Other Stock-Based Awards

A participant generally will recognize income upon receipt of the shares subject to award (or, if later, at the time of vesting of such shares).

Tax Effect for the Company

We generally will be entitled to a tax deduction in connection with an award granted under our 2006 Stock Incentive Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonqualified stock option). Special rules limit the deductibility of compensation paid to the chief executive officer and to each of the next three most highly compensated executive officers other than the chief financial officer. Under Section 162(m) of the Code, unless various conditions are met that enable compensation to qualify as “performance-based,” the annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000. However, the Plan has been designed to permit the Committee to grant awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m) of the Code, thereby permitting us to receive a Federal income tax deduction in connection with such awards even to the extent that they exceed $1,000,000.

Stock Options Issued

It is not possible at this time to determine awards that will be made in the future under our 2006 Stock Incentive Plan. The following table presents the aggregate number of stock options issued under our 2006 Stock Incentive Plan from its inception through April 30, 2015 to the following persons:

*  each of our Named Executive Officers;

*  all of our executive officers as a group;

*  all of our directors who are not executive officers as a group;

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*  each of the nominees for director;

*  each associate of any such director, executive officer or nominee;

*  each other person who received or is to receive 5% of such options, warrants or rights; and

*  all of our employees who are not executive officers or directors as a group.

Name	Number of Options
Emanuel Chirico	834,100
Michael A. Shaffer	186,200
Francis K. Duane	204,700
Fred Gehring	102,768
Daniel Grieder	53,200
Steven B. Shiffman	41,600
All executive officers as a group	1,385,600
All directors who are not executive officers as a group	152,768
Each of the nominees for director	966,868
Each associate of any director, executive or nominee	0
Each other person who received or is to receive 5% of such options, warrants or rights	0
All employees who are not executive officers or directors as a group	844,477

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EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of February 1, 2015 with respect to shares of our Common Stock that may be issued under our existing equity compensation plan — our 2006 Stock Incentive Plan — as well as under our 2003 Stock Option Plan. The 2003 Stock Option Plan has been terminated, so no further option grants may be made thereunder, but valid options to purchase shares of Common Stock granted thereunder are still outstanding and governed by the provisions of that plan. All of the foregoing plans were approved by our stockholders and we have no equity compensation plans that were not approved by our stockholders.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted average exercise price of outstanding options, warrants and rights (b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in Column (a)) (c)
Equity compensation plans approved by security holders	3,071,839	[1]	$44.29	[2]	4,204,395
Equity compensation plans not approved by security holders	—		—		—
	3,071,839		$44.29		4,204,395

1	Consists of (a) 639,761 shares of Common Stock underlying restricted stock units, (b) 20,262 shares of Common Stock underlying restricted stock awards, (c) 939,670 shares of Common Stock underlying performance share units, and (d) 1,472,146 shares of Common Stock underlying stock options.

2	The weighted average exercise price does not take into account performance share units but does include restricted stock units and restricted stock. Excluding the restricted stock units and restricted stock, which have no exercise price, the weighted average exercise price is $64.14.

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ADVISORY VOTE ON EXECUTIVE COMPENSATION

We are asking stockholders to provide advisory approval of the compensation of our Named Executive Officers. While the results of this vote are advisory, and not binding on us, the Compensation Committee intends to carefully consider the results of this vote when making future compensation decisions. The following is a summary of key points that stockholders may wish to consider in connection with their voting decision.

Our compensation program places a strong emphasis on performance-based variable pay and equity performance to ensure a high pay-for-performance culture. Our compensation program is a pay-for-performance model and a significant majority (approximately 70% to 90% based on target level compensation) of each Named Executive Officer’s compensation package consists of short-term and long-term awards that only pay out upon the achievement of specific financial targets and equity awards that are linked to increases in stock value over time.

Our performance targets are meaningful and are designed to encourage our executives to perform at high levels. Typically, to pay out bonuses under our Performance Incentive Bonus Plan at the target level, we must achieve earnings per share that falls within the earnings per share guidance range that management provides to the financial market at the beginning of each fiscal year and divisional executives must achieve earnings goals for their respective divisions. In both cases, these goals are based on the annual budget reviewed and approved by the Board of Directors.

Our compensation program reflects sound pay practices. In addition to the practices described above, our compensation program reflects the following:

*	We do not provide our Named Executive Officers with any guarantees as to salary increases, bonuses, incentive plan awards or equity compensation;

*	Our perquisites are very modest and do not include tax reimbursements or “gross-ups” for severance payments; and

*	We have adopted stock ownership guidelines (including holding requirements until ownership levels are achieved) for our Named Executive Officers, which are intended to align their long-term interests with those of our stockholders and to encourage a long-term focus in managing our Company.

Our total compensation packages are comparable to our peers. We compare the total compensation that each Named Executive Officer can earn to the most comparable executives at the companies in our peer group when establishing compensation packages each year and then compare amounts paid or expected to be paid at the end of the year. However, consistent with our emphasis on pay-for-performance, the compensation packages for our Chief Executive Officer is more heavily weighted on long-term and performance-based elements, and is consistent with peers with respect to the other Named Executive Officers.

Our compensation program works as intended. We believe that the information disclosed in this Proxy Statement, in particular the Compensation Discussion and Analysis and Executive Compensation sections, demonstrates that our executive compensation program is well-designed, is working as intended, emphasizes pay-for-performance without encouraging undue risk to us, incorporates sound corporate governance practices and foregoes elements that are considered poor pay practices.

In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, we are submitting for stockholder consideration the following resolution to approve, in a non-binding, advisory vote, the compensation of our Named Executive Officers:

RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed in this Proxy Statement pursuant to the rules of the SEC, including the Compensation Discussion and Analysis, compensation tables and any related narrative discussion is hereby APPROVED.

The Board of Directors recommends a vote FOR approval of the compensation paid to our Named Executive Officers. Proxies received in response to this solicitation will be voted FOR this proposal unless otherwise specified in a proxy.

We submit this proposal for an advisory vote annually.

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RATIFICATION OF THE APPOINTMENT OF AUDITOR

The Board of Directors considers it desirable for our stockholders to pass upon the selection of the independent auditor, although stockholder ratification of the Audit & Risk Management Committee’s selection is not required. If the stockholders disapprove of the selection, the Board will request the Audit & Risk Management Committee to reconsider the selection for the fiscal year ending January 29, 2017, as it would be impracticable to replace our auditors so late into our current fiscal year.

The Audit & Risk Management Committee is directly responsible for the appointment, compensation and oversight of the work of the independent auditor pursuant to its charter. In connection therewith, the Chairman of the Committee is actively involved and consults with the other members of the Committee regarding the appointment of Ernst & Young LLP’s lead engagement partner.

The Audit & Risk Management Committee has selected Ernst & Young LLP, independent auditors, as our auditors for the fiscal year ending January 31, 2016. Ernst & Young LLP has served as our auditors for over 20 years. The Committee and the Board believe the continued retention of Ernst & Young to serve as our auditors is in our best interest and the best interests of our stockholders.

It is expected that representatives of Ernst & Young LLP will be present at the meeting, will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions from stockholders.

The Board of Directors recommends a vote FOR the ratification of the appointment of the auditors. Proxies received in response to this solicitation will be voted FOR the ratification of the appointment of the auditors unless otherwise specified in a proxy.

Fees Paid to Auditors

The following table sets forth the aggregate fees billed by Ernst & Young LLP, the member firms of Ernst & Young LLP, and their respective affiliates for professional services rendered to us for the audit of our annual financial statements for the fiscal years ended February 1, 2015 and February 2, 2014, for the reviews of the financial statements included in our Quarterly Reports on Form 10-Q for those fiscal years, and for other services rendered on our behalf during those fiscal years. All of such fees were pre-approved by the Audit & Risk Management Committee.

	2014	2013
Audit Fees[1]	$5,526,000	$6,168,000
Audit-Related Fees[2]	$39,000	$193,000
Tax Fees[3]	$2,623,000	$4,393,000
All Other Fees[4]	$0	$156,000

1 Consists of fees for professional services performed for the audit of our annual financial statements, the audit of internal control over financial reporting in conjunction with the audit of our annual consolidated financial statements and reviews of financial statements included in our Quarterly Reports on Form 10-Q. Audit fees also include services that are normally provided in connection with statutory filing requirements.

2 Includes fees that are related to audit or review of our consolidated financial statements, including due diligence and consultations in connection with acquisitions.

3 Includes fees for services to assist us in the preparation of our tax returns and for the provision of tax advice. Such fees include tax compliance fees of  $662,000 in 2014 and $444,000 in 2013.

4 Includes fees for assessments of technology risk, an e-commerce study and a Foreign Corrupt Practices Act review in 2013.

The Audit & Risk Management Committee’s charter requires the Committee to pre-approve at its meetings all audit and non-audit services provided by our outside auditors. The charter permits the Committee to delegate to any one or more of its members the authority to grant such pre-approvals. Any such delegation of authority may be subject to any rules or limitations that the members deem appropriate. The decision to pre-approve any services made by any member to whom authority has been so delegated must be presented to the full Committee at its next meeting.

SUBMISSION OF STOCKHOLDER PROPOSALS

Any proposal of an eligible stockholder intended to be presented at the 2016 Annual Meeting of Stockholders must be received by us for inclusion in our Proxy Statement and form of proxy relating to that meeting on or before January 17, 2016. The proxy or proxies designated by the Board of Directors will have discretionary authority to vote on any matter properly presented by a stockholder for consideration at the 2016 Annual Meeting of Stockholders but not submitted for inclusion in the proxy materials for such meeting unless notice of the matter is received by us on or before April 1, 2016 and certain other conditions of the applicable rules of the SEC are satisfied. Stockholder proposals should be directed to the Secretary of the Company at the address set forth below.

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MISCELLANEOUS

The Board of Directors does not intend to present, and does not have any reason to believe that others intend to present, any matter of business at the meeting other than that set forth in the accompanying Notice of Annual Meeting of Stockholders. However, if other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote any proxies in accordance with their judgment.

We will bear the cost of preparing, assembling and mailing the enclosed form of proxy, this Proxy Statement and other material that may be sent to stockholders in connection with this solicitation. Solicitation may be made by mail, telephone, telegraph and/or personal interview. We may reimburse persons holding shares in their names or in the names of nominees for their expense in sending proxies and proxy material to their principals. In addition, Georgeson Inc., which is retained by us on an annual basis, will aid in the solicitation of proxies for the meeting for a fee of $7,500 plus expenses.

Copies of our Annual Report on Form 10-K for our fiscal year ended February 1, 2015, excluding the exhibits thereto but including certain additional information, are being mailed to our stockholders together with this Proxy Statement. The Annual Report on Form 10-K, together with such additional information, comprise our Annual Report to Stockholders. If you want to save us the cost of mailing more than one annual report to the same address, please send your written request to the Secretary of the Company at the address indicated below to discontinue mailing a duplicate copy to the account or accounts selected by you. In addition, if you want to save us future printing and mailing costs and help us reduce the environmental impact of printing and mailing communications, you can agree to electronic delivery of future Annual Reports to Stockholders, proxy statements and other proxy materials by enrolling at www.ematerials.com/pvh or as offered by your bank or broker.

Stockholders and other interested parties may send communications to the Board of Directors (or specified group of individual directors, such as the non-management directors and the director who presides over the sessions of non-management directors). Any such communication should be addressed to the Board (or individual director) in care of the Secretary of PVH Corp., 200 Madison Avenue, New York, New York, 10016-3903.

By order of the Board of Directors,

Mark D. Fischer
Secretary

New York, New York

May 7, 2015

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EXHIBIT A

GAAP TO non-GAAP Reconciliations

($ in Millions)

	Year Ended
	2/1/2015	2/2/2014	2/3/2013
GAAP Earnings before interest and taxes	$530	$513	$660
% change over prior year	3%	-22%
Items excluded:
Gross profit charges associated with acquisition and integration of Warnaco	5	86
Gross profit associated with exit of a discontinued product line in the Tommy Hilfiger Japan business	2
Actuarial loss (gain) on retirement plans (recorded in SG&A)	139	(53)	28
SG&A expenses associated with acquisition and integration of Warnaco and related restructuring	135	384	43
SG&A expenses associated with exit from Izod retail business (including noncash impairment charges of $18)	21
SG&A expenses associated with exit of a discontinued product line in the Tommy Hilfiger Japan business	1
Impairment of certain Tommy Hilfiger North America stores (recorded in SG&A)	2
Loss recorded on sale of Bass (recorded in SG&A)	1	20
SG&A impact of the amendment of an unfavorable contract		(24)
SG&A expenses associated with Tommy Hilfiger integration and related restructuring			21
Net gain on deconsolidation of subsidiaries and consolidated joint venture (recorded in SG&A)	(8)
Debt modification and extinguishment costs	93	40
Non-GAAP earnings before interest and taxes	$921	$967	$752
% change over prior year	-5%	29%

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GAAP to Non-GAAP Reconciliations

(Dollars and Shares in Millions, Except Per Share Data)

	2014
	GAAP	Adjustments[1]	Non-GAAP
Net Income per Common Share Calculation
Net Income (Loss) Attributable to PVH Corp.	$439	$(169)	$608
Total Shares for Diluted Net Income per Common Share	83		83
Diluted Net Income per Common Share Attributable to PVH Corp.	$5.27		$7.30
% Growth	203%		4%
Net Income per Common Share Calculation — 2nd Half of 2014
Net Income (Loss) Attributable to PVH Corp.	$277	$(83)	$360
Total Shares for Diluted Net Income per Common Share	83		83
Diluted Net Income per Common Share Attributable to PVH Corp.	$3.33		$4.32
% Growth	74%		16%
EBIT — Business Data
Calvin Klein	$344	$(57)	$401
Tommy Hilfiger	504	(5)	509

	2013
	GAAP	Adjustments[2]	Non-GAAP
Revenues — Consolidated	$8,186	$(30)	$8,216
Calvin Klein	2,767	(30)	2,797
Net Income per Common Share Calculation — Full Year
Net Income (Loss) Attributable to PVH Corp.	$144	$(437)	$581
Total Shares for Diluted Net Income per Common Share	83		83
Diluted Net Income per Common Share Attributable to PVH Corp.	$1.74		$7.03
Net Income per Common Share Calculation — 2nd Half of 2013
Net Income (Loss) Attributable to PVH Corp.	$159	$(151)	$310
Total Shares for Diluted Net Income per Common Share	83		83
Diluted Net Income per Common Share Attributable to PVH Corp.	$1.91		$3.73
EBIT — Business Data
Calvin Klein	$106	$(325)	$432
Tommy Hilfiger	503	24	479

	2012
	GAAP	Adjustments[3]	Non-GAAP
Net Income per Common Share Calculation
Net Income (Loss) Attributable to PVH Corp.	$434	$(53)	$486
Total Shares for Diluted Net Income per Common Share	74		74
Diluted Net Income per Common Share Attributable to PVH Corp.	$5.87		$6.58

[1]	Adjustments for the year ended February 1, 2015 represent the elimination of (i) the costs incurred in connection with our integration of Warnaco and the related restructuring; (ii) the costs incurred in connection with exiting the Izod retail business, including noncash impairment charges; (iii) the costs incurred in connection with our exit of a discontinued product line in the Tommy Hilfiger Japan business; (iv) the impairment of certain Tommy Hilfiger stores in North America; (v) the costs incurred related to the sale of the Bass business; (vi) the costs incurred in connection with the amendment and restatement of our credit facility and the related redemption of our 7 3/8% senior notes due 2020; (vii) the net gain on the deconsolidation of certain Calvin Klein subsidiaries in Australia and New Zealand and the previously consolidated Calvin Klein joint venture in India; (viii) the recognized actuarial loss on retirement plans; (ix) the tax effects associated with the foregoing items; and (x) the tax benefits associated with non-recurring discrete items primarily related to our various Warnaco integration activities and the resolution of uncertain tax positions.

[2]	Adjustments for the year ended February 2, 2014 represent the elimination of (i) the costs incurred in connection with our acquisition and integration of Warnaco and the related restructuring; (ii) the loss incurred in connection with the sale of substantially all of the assets of our Bass business, including related costs; (iii) the income due to the amendment

A-2

of an unfavorable contract, which resulted in the reduction of a liability recorded at the time of the Tommy Hilfiger acquisition; (iv) the costs incurred in connection with our debt modification and extinguishment; (v) the interest expense incurred prior to the Warnaco acquisition closing date related to the $700 of senior notes issued in 2012 to fund the acquisition; (vi) the recognized actuarial gain on retirement plans; (vii) the tax effects associated with the foregoing items; (viii) non-recurring discrete tax items related to the Warnaco integration; and (ix) a non-recurring discrete tax item attributable to an increase to our previously-established liability for an uncertain tax position related to European and U.S. transfer pricing arrangements.

[3]	Adjustments for the year ended February 3, 2013 represent the elimination of (i) the costs incurred in connection with our integration of Tommy Hilfiger and the related restructuring; (ii) the costs incurred in connection with our acquisition of Warnaco; (iii) the interest expense incurred prior to the Warnaco acquisition closing date related to the $700 of senior notes issued in 2012; (iv) the recognized actuarial losses on retirement plans; (v) the tax effects associated with the foregoing costs; and (vi) the tax benefit resulting from the recognition of previously unrecognized net operating loss assets and tax credits.

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EXHIBIT B

PVH CORP.

2006 STOCK INCENTIVE PLAN

(As Amended and Restated Effective April 30, 2015)

1.	Establishment, Objectives and Duration.

(a)  Establishment of the Plan.   PVH Corp. established this incentive compensation plan to permit the granting of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Share Units and Other Stock-Based Awards to the persons and for the purposes described herein. The Plan first became effective on April 27, 2006 (the “Effective Date”), was amended and restated effective April 30, 2009, June 25, 2009, June 23, 2011, April 26, 2012 and May 7, 2014 and had its material terms approved at the 2006 and 2011 Annual Meeting of Stockholders. Definitions of capitalized terms used in the Plan are contained in the attached glossary, which is an integral part of the Plan.

(b)  Purposes of the Plan.   The purposes of the Plan are to induce certain individuals to remain in the employ, or to continue to serve as directors of, or consultants or advisors to, the Company and its present and future Subsidiaries, to attract new individuals to enter into such employment or service and to encourage such individuals to secure or increase on reasonable terms their stock ownership in the Company. The Board believes that the granting of Awards under the Plan will promote continuity of management and increased incentive and personal interest in the welfare of the Company by those who are or may become primarily responsible for shaping and carrying out the long range plans of the Company and securing its continued growth and financial success.

(c)  Duration of the Plan.   No Award may be granted under the Plan after April 29, 2025, or such earlier date as the Board shall determine. The Plan will remain in effect with respect to outstanding Awards until no Awards remain outstanding.

2.	Administration of the Plan.

(a)  The Committee.   Except as otherwise provided in Section 2(d), the Plan shall be administered by the “Committee.” The Committee shall consist of two or more members of the Board. It is intended that all of the members of the Committee shall be “non-employee directors” within the meaning of Rule 16b-3(b)(3) promulgated under the Exchange Act, and “outside directors” within the contemplation of Section 162(m)(4)(C)(i) of the Code. The Committee shall be appointed annually by the Board, which may at any time and from time to time remove any members of the Committee, with or without cause, appoint additional members to the Committee and fill vacancies, however caused, in the Committee. A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members present at a meeting duly called and held, except that the Committee may delegate to any one of its members the authority of the Committee with respect to the grant of Awards to any person who (i) shall not be an officer and/or director of the Company and (ii) is not, and in the judgment of the Committee may not be reasonably expected to become, a “covered employee” within the meaning of Section 162(m)(3) of the Code. Any decision or determination of the Committee reduced to writing and signed by all of the members of the Committee (or by the member(s) of the Committee to whom authority has been delegated) shall be fully as effective as if it had been made at a meeting duly called and held.

(b) Authority of the Committee.   Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Committee hereunder), and except as otherwise provided by the Board, the Committee shall have full and final authority in its discretion to take all actions determined by the Committee to be necessary in the administration of the Plan, including, without limitation, discretion to:

(i) select the Employees, Directors and Consultants to whom Awards may from time to time be granted hereunder;

(ii) determine whether and to what extent Awards are granted hereunder;

(iii) determine the size and types of Awards granted hereunder;

(iv) approve forms of Award Agreement for use under the Plan;

(v) determine the terms and conditions of any Award granted hereunder;

(vi) establish performance goals for any Performance Period and determine whether such goals were satisfied;

(vii) amend the terms of any outstanding Award granted under the Plan; provided that, except as otherwise provided in Section 16, no such amendment shall reduce the Exercise Price of outstanding Options or the grant price of outstanding SARs without the approval of the stockholders of the Company;

(viii) construe and interpret the terms of the Plan and any Award Agreement entered into under the Plan, and to decide all questions of fact arising in its application; and

(ix) take such other action, not inconsistent with the terms of the Plan, as the Committee deems appropriate.

B-1

(c) Effect of Committee’s Decision.   All decisions, determinations and interpretations of the Committee shall be final, binding and conclusive on all persons, including the Company, its Subsidiaries, its stockholders, Employees, Directors, Consultants and their estates and beneficiaries.

(d) Delegation.   As permitted by Applicable Laws, the Committee may delegate its authority as identified herein, including the power and authority to make Awards to Participants who are not “insiders” subject to Section 16(b) of the Exchange Act or expected to be “covered employees” within the meaning of Section 162(m) of the Code, pursuant to such conditions and limitations as the Committee may establish.

3.	Shares Subject to the Plan; Effect of Grants; Individual Limits.

(a) Number of Shares Available for Grants.   Subject to adjustment as provided in Section 18 hereof, the maximum number of Shares which may be issued pursuant to Awards under the Plan shall be 17,436,589, plus the number of Shares subject to outstanding awards under the Prior Plans as of April 30, 2015 that are deemed not delivered under the Prior Plans pursuant to paragraph (i) or (ii) of this Section 3(a), plus the number of Shares that were subject to outstanding awards under the Prior Plans at August 31, 2012 but which expired or were cancelled or forfeited subsequent to that date. The 17,436,589 shares referred to in the immediately preceding sentence include the 3,000,000 Shares initially included in the Plan as of the Effective Date, 4,400,000 shares added to the Plan as of June 25, 2009, 1,093,649 shares added to the Plan pursuant to paragraph (i) of this Section 3(a) between the Effective Date and August 31, 2012, and 4,500,000 Shares added to the Plan as of April 26, 2012, 1,442,940 shares added to the plan as of February 15, 2013 in connection with the Company’s acquisition of The Warnaco Group, Inc. (“Warnaco”) (of such 1,442,940 shares, 580,023 shares represent outstanding awards under Warnaco’s equity plans assumed by the Company and 862,917 shares represent awards to be issued in the future) and 3,000,000 shares added to the Plan as of April 30, 2015.

(i) Shares that are potentially deliverable under an Award granted under the Plan or an option granted under a Prior Plan that expires or is canceled, forfeited, settled in cash or otherwise settled without the delivery of Shares shall not be treated as having been issued under the Plan or a Prior Plan.

(ii) Shares that are issued pursuant to awards that are assumed, converted or substituted in connection with a merger, acquisition, reorganization or similar transaction shall not be treated as having been issued under the Plan; provided, however, that the Shares referred to in this paragraph (ii) shall not be considered for purposes of determining the number of Shares available for grant as Incentive Stock Options.

Notwithstanding any other provisions herein: (i) shares tendered in payment of the exercise price of an Award shall not be added to the maximum share limitations described above, (ii) shares withheld by the Company to satisfy the tax withholding obligation shall not be added to the maximum share limitations described above, and (iii) all shares covered by a Stock Appreciation Right, to the extent that it is exercised and whether or not shares of Common Stock are actually issued upon exercise of the right, shall be considered issued or transferred pursuant to the Plan.

The Shares to be issued pursuant to Awards may be authorized but unissued Shares or treasury Shares.

(b) Individual Limits.   Subject to adjustment as provided in Section 16 hereof, the maximum aggregate number of Shares with respect to which Awards may be granted in any calendar year to any one Participant shall be 1,000,000 Shares.

(c) Share Counting.   Each Share underlying a Stock Option or Stock Appreciation Right shall be counted as one share for purposes of the limits set forth in Sections 3(a) and 3(b). Each Share underlying a combination of Stock Appreciation Right and Stock Option, where the exercise of the Stock Appreciation Right or Stock Option results in the cancellation of the other, shall be counted as one share for purposes of the limits set forth in Sections 3(a) and 3(b). Each Share underlying an Award of Restricted Stock, Restricted Stock Unit, Performance Share, Performance Share Units or Other Stock-Based Award shall be counted as two shares for purposes of the limits set forth in Sections 3(a) and 3(b).

4.	Eligibility and Participation.

(a) Eligibility.   Persons eligible to participate in the Plan include all Employees, Directors and Consultants.

(b) Actual Participation.   Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Employees, Directors and Consultants, those to whom Awards shall be granted and shall determine the nature and amount of each Award. The Committee may establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions and to afford Participants favorable treatment under such laws; provided, however, that no Award shall be granted under any such additional terms, conditions, rules or procedures with terms or conditions which are inconsistent with the provisions of the Plan.

5.	Types of Awards.

(a) Type of Awards.   Awards under the Plan may be in the form of Options (both Nonqualified Stock Options and/or Incentive Stock Options), SARs, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Share Units and Other Stock-Based Awards.

(b) Designation of Award.   Each Award shall be designated in the Award Agreement.

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6.	Options.

(a) Grant of Options.   Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

(b) Award Agreement.   Each Option grant shall be evidenced by an Award Agreement that shall specify the Exercise Price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine including, but not limited to, the Option vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, and payment contingencies. The Award Agreement also shall specify whether the Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option. Options that are intended to be Incentive Stock Options shall be subject to the limitations set forth in Section 422 of the Code. Options granted pursuant to the Plan shall not provide Participants with the right to receive Dividends or Dividend Equivalents.

(c) Exercise Price.   Except for Options adjusted pursuant to Section 18 herein, and replacement Options granted in connection with a merger, acquisition, reorganization or similar transaction, the Exercise Price for each grant of an Option shall not be less than 100% of the Fair Market Value of a Share on the date the Option is granted. However, in the case of an Incentive Stock Option granted to a Participant who, at the time the Option is granted, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Subsidiary, the Exercise Price for each grant of an Option shall not be less than 110% of the Fair Market Value of a Share on the date the Option is granted.

(d) Term of Options.   The term of an Option granted under the Plan shall be determined by the Committee, in its sole discretion; provided, however, that such term shall not exceed 10 years. However, in the case of an Incentive Stock Option granted to a Participant who, at the time the Option is granted, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Subsidiary, the term of the Incentive Stock Option shall be five years from the date of grant thereof or such shorter term as may be provided in the Award Agreement.

(e) Exercise of Options.   Options granted under this Section 6 shall be exercisable at such times and be subject to such restrictions and conditions as set forth in the Award Agreement and as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant. Except as otherwise provided in a Participant’s Award Agreement, upon a termination of employment or, pursuant to Section 17, in the event of a Participant’s Qualifying Termination during the two year period following the occurrence of a Change in Control or Subsidiary Disposition, an Option granted under the Plan shall have a minimum period of vesting of three years from the date of grant, which period may, at the discretion of the Committee, lapse on a pro-rated, graded, or cliff basis. However, in no event will the vesting of an Option occur within one year of the date of grant, except that the Committee will be entitled to make grants of any kind of Award under the Plan without regard to the minimum vesting condition in an aggregate amount not to exceed 5% of the shares of Common Stock still available for grant on April 30, 2015.

(f) Payments.   Options granted under this Section 6 shall be exercised by the delivery of a written notice to the Company setting forth the number of Shares with respect to which the Option is to be exercised and payment of the Exercise Price. The Exercise Price of an Option shall be payable to the Company: (i) in cash or its equivalent, (ii) by tendering (either actually or constructively by attestation) Shares having an aggregate Fair Market Value at the time of exercise equal to the Exercise Price, (iii) in any other manner then permitted by the Committee, or (iv) by a combination of any of the permitted methods of payment. The Committee may limit any method of payment, other than that specified under (i), for administrative convenience, to comply with Applicable Laws or otherwise.

(g) Restrictions on Share Transferability.   The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Section 6 as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

(h) Termination of Employment or Service.   Each Participant’s Option Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s employment or, if the Participant is a Director or Consultant, service with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options, and may reflect distinctions based on the reasons for termination of employment or service.

7.	Stock Appreciation Rights.

(a) Grant of SARs.   Subject to the terms and provisions of the Plan, SARs may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

(b) Award Agreement.   Each SAR grant shall be evidenced by an Award Agreement that shall specify the grant price, the term of the SAR, and such other provisions as the Committee shall determine. SARs granted pursuant to the Plan shall not provide Participants with the right to receive Dividends or Dividend Equivalents.

(c) Grant Price.   The grant price of a freestanding SAR shall not be less than 100% of the Fair Market Value of a Share on the date of grant of the SAR; provided, however, that these limitations shall not apply to Awards that are adjusted pursuant to Section 18 herein.

(d) Term of SARs.   The term of a SAR granted under the Plan shall be determined by the Committee, in its sole discretion; provided, however, that such term shall not exceed 10 years.

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(e) Exercise of SARs.   SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them and sets forth in the Award Agreement. Except as otherwise provided in a Participant’s Award Agreement, upon a termination of employment or, pursuant to Section 17, in the event of a Participant’s Qualifying Termination during the two year period following the occurrence of a Change in Control or Subsidiary Disposition, a SAR granted under the Plan shall have a minimum period of vesting of three years from the date of grant, which period may, at the discretion of the Committee, lapse on a pro-rated, graded, or cliff basis. However, in no event will the vesting of a SAR occur within one year of the date of grant, except that the Committee will be entitled to make grants of any kind of Award under the Plan without regard to the minimum vesting condition in an aggregate amount not to exceed 5% of the shares of Common Stock still available for grant on April 30, 2015.

(f) Payment of SAR Amount.   Upon exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(i) the difference between the Fair Market Value of a Share on the date of exercise over the grant price; by

(ii) the number of Shares with respect to which the SAR is exercised.

At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

(g) Termination of Employment or Service.   Each SAR Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant’s employment or, if the Participant is a Director or Consultant, service with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all SARs, and may reflect distinctions based on the reasons for termination of employment or service.

8.	Restricted Stock.

(a) Grant of Restricted Stock.   Subject to the terms and provisions of the Plan, Restricted Stock may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

(b) Award Agreement.   Each Restricted Stock grant shall be evidenced by an Award Agreement that shall specify the Period of Restriction, the number of Shares of Restricted Stock granted, and such other provisions as the Committee shall determine.

(c) Period of Restriction and Other Restrictions.   Except as otherwise provided in a Participant’s Award Agreement, upon a termination of employment or, pursuant to Section 17, in the event of a Participant’s Qualifying Termination during the two year period following the occurrence of a Change in Control or Subsidiary Disposition, an Award of Restricted Stock shall have a minimum Period of Restriction of three years from the date of grant, which period may, at the discretion of the Committee, lapse on a pro-rated, graded, or cliff basis (as specified in an Award Agreement). However, in no event will the vesting of an Award of Restricted Stock occur within one year of the date of grant, except that the Committee will be entitled to make grants of any kind of Award under the Plan without regard to the minimum vesting condition in an aggregate amount not to exceed 5% of the shares of Common Stock still available for grant on April 30, 2015. The Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock, a requirement that the issuance of Shares of Restricted Stock be delayed, restrictions based upon the achievement of specific performance goals, additional time-based restrictions, and/or restrictions under Applicable Laws, or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Stock. As soon as practicable following the grant of Restricted Stock, the Shares of Restricted Stock shall be registered in the Participant’s name in certificate or book-entry form. If a certificate is issued, it shall bear an appropriate legend referring to the restrictions and it shall be held by the Company, or its agent, on behalf of the Participant until the Period of Restriction has lapsed or otherwise been satisfied. If the Shares are registered in book-entry form, the restrictions shall be placed on the book-entry registration.

(d) Removal of Restrictions.   Subject to Applicable Laws, Restricted Stock shall become freely transferable by the Participant after the last day of the Period of Restriction applicable thereto. Once Restricted Stock is released from the restrictions, the Participant shall be entitled to receive a certificate evidencing the Shares.

(e) Voting Rights.   Unless otherwise determined by the Committee and set forth in a Participant’s Award Agreement, to the extent permitted or required by Applicable Laws, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares during the Period of Restriction.

(f) Dividends and Other Distributions.   Except as otherwise provided in a Participant’s Award Agreement, during the Period of Restriction, Participants holding Shares of Restricted Stock shall receive all regular cash Dividends paid with respect to all Shares while they are so held, and, except as otherwise determined by the Committee, all other distributions paid with respect to such Restricted Stock shall be credited to Participants subject to the same restrictions on transferability and forfeitability as the Restricted Stock with respect to which they were paid and paid at such time following full vesting as are paid the Shares of Restricted Stock with respect to which such distributions were made.

(g) Termination of Employment or Service.   Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain unvested Restricted Stock following termination of the Participant’s employment or, if the Participant is a Director or Consultant, service with

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the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Awards of Restricted Stock, and may reflect distinctions based on the reasons for termination of employment or service.

9.	Restricted Stock Units.

(a) Grant of Restricted Stock Units.   Subject to the terms and provisions of the Plan, Restricted Stock Units may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

(b) Award Agreement.   Each grant of Restricted Stock Units shall be evidenced by an Award Agreement that shall specify the applicable Period of Restriction, the number of Restricted Stock Units granted, and such other provisions as the Committee shall determine.

(c) Value of Restricted Stock Units.   The initial value of a Restricted Stock Unit shall equal the Fair Market Value of a Share on the date of grant; provided, however, that this restriction shall not apply to Awards that are adjusted pursuant to Section 16.

(d) Period of Restriction.   Except as otherwise provided in a Participant’s Award Agreement, upon a termination of employment or, pursuant to Section 17, in the event of a Participant’s Qualifying Termination during the two year period following the occurrence of a Change in Control or Subsidiary Disposition, an Award of Restricted Stock Units shall have a minimum Period of Restriction of three years from the date of grant, which period may, at the discretion of the Committee, lapse on a pro-rated, graded, or cliff basis. However, in no event will the vesting of an Award of Restricted Stock Units occur within one year of the date of grant, except that we will be entitled to make grants of any kind of Award under the Plan without regard to the minimum vesting condition in an aggregate amount not to exceed 5% of the shares of Common Stock still available for grant on April 30, 2015.

(e) Form and Timing of Payment.   Except as otherwise provided in Section 17 or a Participant’s Award Agreement, payment of Restricted Stock Units shall be made at a specified settlement date that shall not be earlier than the last day of the Period of Restriction. The Committee, in its sole discretion, may pay earned Restricted Stock Units by delivery of Shares or by payment in cash of an amount equal to the Fair Market Value of such Shares (or a combination thereof). The Committee may provide that settlement of Restricted Stock Units shall be deferred, on a mandatory basis or at the election of the Participant.

(f) Voting Rights.   A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.

(g) Termination of Employment or Service.   Each Award Agreement shall set forth the extent to which the Participant shall have the right to receive a payout respecting an Award of Restricted Stock Units following termination of the Participant’s employment or, if the Participant is a Director or Consultant, service with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Restricted Stock Units, and may reflect distinctions based on the reasons for termination of employment or service.

(h) Dividend Equivalents.   At the discretion of the Committee, Restricted Stock Units granted pursuant to the Plan may provide Participants with the right to receive Dividend Equivalents, which may be paid currently or credited to an account for the Participants, and may be settled in cash and/or Shares, as determined by the Committee in its sole discretion, subject in each case to such terms and conditions as the Committee shall establish.

10.	Performance Shares and Performance Share Units.

(a) Grant of Performance Shares and Performance Share Units.   Subject to the terms and provisions of the Plan, Performance Shares or Performance Share Units may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

(b) Award Agreement.   Each grant of Performance Shares or Performance Share Units shall be evidenced by an Award Agreement that shall specify the applicable Performance Period and Performance Measure(s), the number of Performance Shares or Performance Share Units granted, and such other provisions as the Committee shall determine.

(c) Value of Performance Shares and Performance Share Units.   The initial value of a Performance Share or a Performance Share Unit shall equal the Fair Market Value of a Share on the date of grant; provided, however, that this restriction shall not apply to Awards that are adjusted pursuant to Section 16.

(d) Period of Restriction.   Except as otherwise provided in a Participant’s Award Agreement, upon a termination of employment or, pursuant to Section 17, in the event of a Participant’s Qualifying Termination during the two year period following the occurrence of a Change in Control or Subsidiary Disposition, an Award of Performance Shares or Performance Share Units shall have a minimum Period of Restriction of three years from the date of grant, which period may, at the discretion of the Committee, lapse on a pro-rated, graded, or cliff basis. However, in no event will the vesting of an Award of Performance Shares or Performance Share Units occur within one year of the date of grant, except that the Committee will be entitled to make grants of any kind of Award under the Plan without regard to the minimum vesting condition in an aggregate amount not to exceed 5% of the shares of Common Stock still available for grant on April 30, 2015.

(e) Form and Timing of Payment.   Except as otherwise provided in Section 17 or a Participant’s Award Agreement, payment of Performance Shares or Performance Share Units shall be made at a specified settlement date that shall not be earlier than the last day of the Performance Period.

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The Committee, in its sole discretion, may pay earned Performance Shares or Performance Share Units by delivery of Shares or by payment in cash of an amount equal to the Fair Market Value of such Shares (or a combination thereof). The Committee may provide that settlement of Performance Shares or Performance Share Units shall be deferred, on a mandatory basis or at the election of the Participant.

(f) Voting Rights.   A Participant shall have no voting rights with respect to any Performance Shares or Performance Share Units granted hereunder.

(g) Termination of Employment or Service.   Each Award Agreement shall set forth the extent to which the Participant shall have the right to receive a payout respecting an Award of Performance Shares or Performance Share Units following termination of the Participant’s employment or, if the Participant is a Consultant, service with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Participants, and may reflect distinctions based on the reasons for termination of employment or service.

(g) Dividends and Dividend Equivalents.   Performance Shares and Performance Share Units granted pursuant to the Plan shall not provide Participants with the right to receive Dividends or Dividend Equivalents.

11.	Other Stock-Based Awards.

(a) Grant.   The Committee shall have the right to grant other Awards that may include, without limitation, the grant of Shares based on attainment of performance goals established by the Committee, the payment of Shares as a bonus or in lieu of cash based on attainment of performance goals established by the Committee, and the payment of Shares in lieu of cash under other Company incentive or bonus programs.

(b) Period of Restriction.   Except as otherwise provided in a Participant’s Award Agreement, upon a termination of employment or, pursuant to Section 17, in the event of a Participant’s Qualifying Termination during the two year period following the occurrence of a Change in Control or Subsidiary Disposition, Awards granted pursuant to this Section 11 shall have a minimum Period of Restriction of three years from the date of grant, which period may, at the discretion of the Committee, lapse on a pro-rated, graded, or cliff basis (as specified in an Award Agreement). However, in no event will the vesting of an Award granted pursuant to this Section 11 occur within one year of the date of grant, except that we will be entitled to make grants of any kind of Award under the Plan without regard to the minimum vesting condition in an aggregate amount not to exceed 5% of the shares of Common Stock still available for grant on April 30, 2015. Notwithstanding the above, the payment of Shares in lieu of cash under other Company incentive or bonus programs shall not be subject to the minimum Period of Restriction limitations described above.

(c) Payment of Other Stock-Based Awards.   Subject to Section 11(b) hereof, payment under or settlement of any such Other Stock-Based Awards shall be made in such manner and at such times as the Committee may determine. The Committee may provide that settlement of Other Stock-Based Awards shall be deferred, on a mandatory basis or at the election of the Participant.

(d) Termination of Employment or Service.   The Committee shall determine the extent to which the Participant shall have the right to receive Other Stock-Based Awards following termination of the Participant’s employment or, if the Participant is a Director or Consultant, service with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, such provisions may be included in an agreement entered into with each Participant, but need not be uniform among all Other Stock-Based Awards, and may reflect distinctions based on the reasons for termination of employment or service.

12.	Performance-Based Exception.

(a) The Committee may specify that the attainment of one or more of the Performance Measures set forth in this Section 12 shall determine the degree of granting, vesting and/or payout with respect to Awards that the Committee intends will qualify for the Performance-Based Exception. The performance goals to be used for such Awards shall be chosen from among the following performance measures (the “Performance Measures”): earnings, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, earnings per share, economic value created, market share, net income (before or after taxes), operating income, adjusted net income after capital charge, return on assets, return on capital (based on earnings or cash flow), return on equity, return on investment, revenue, cash flow, operating margin, share price, total stockholder return, total market value, and strategic business criteria, consisting of one or more objectives based on meeting specified market penetration goals, productivity measures, geographic business expansion goals, cost targets, customer satisfaction or employee satisfaction goals, goals relating to merger synergies, management of employment practices and employee benefits, or supervision of litigation or information technology, and goals relating to acquisitions or divestitures of subsidiaries, affiliates or joint ventures. The targeted level or levels of performance with respect to such Performance Measures may be established at such levels and on such terms as the Committee may determine, in its discretion, on a corporate-wide basis or with respect to one or more business units, divisions, subsidiaries, business segments or functions, and in either absolute terms or relative to the performance of one or more comparable companies or an index covering multiple companies. Awards that are not intended to qualify for the Performance-Based Exception may be based on these or such other performance measures as the Committee may determine.

(b) Unless otherwise determined by the Committee, measurement of performance goals with respect to the Performance Measures above shall exclude the impact of charges for restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring items, as well as the cumulative effects of tax or accounting changes, each as determined in accordance with generally accepted accounting principles or identified in the Company’s financial statements, notes to the financial statements, management’s discussion and analysis or other filings with the SEC, as well as any other items determined in accordance with Section 18(b).

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(c) Performance goals may differ for Awards granted to any one Participant or to different Participants.

(d) Achievement of performance goals in respect of Awards intended to qualify under the Performance-Based Exception shall be measured over a Performance Period specified in the Award Agreement, and the goals shall be established not later than 90 days after the beginning of the Performance Period or, if less than 90 days, the number of days which is equal to 25% of the relevant Performance Period applicable to the Award.

13. Transferability of Awards. Incentive Stock Options may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, and shall be exercisable during a Participant’s lifetime only by such Participant. Other Awards shall be transferable to members of the Participant’s Immediate Family to the extent provided in the Award Agreement, except that no Award may be transferred for consideration.

14. Taxes. The Company shall have the power and right, prior to the delivery of Shares pursuant to an Award, to deduct or withhold, or require a Participant to remit to the Company (or a Subsidiary), an amount (in cash or Shares) sufficient to satisfy any applicable tax withholding requirements applicable to an Award. Whenever under the Plan payments are to be made in cash, such payments shall be net of an amount sufficient to satisfy any applicable tax withholding requirements. Subject to such restrictions as the Committee may prescribe, in the event that an Award of Restricted Stock shall become taxable to a Participant during any Company-imposed blackout period, a Participant may satisfy all or a portion of any tax withholding requirements by electing to have the Company withhold Shares having a Fair Market Value equal to the amount to be withheld up to the minimum statutory tax withholding rate (or such other rate that will not result in a negative accounting impact).

15.	Conditions Upon Issuance of Shares.

(a) Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all Applicable Laws, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b) As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

16.  Adjustments Upon Changes in Capitalization. In the event of any equity restructuring (within the meaning of FASB Accounting Standards Codification Topic 718 (f/k/a Financial Accounting Standards No. 123R)), such as a stock dividend, stock split, spinoff, rights offering, or recapitalization through a large, nonrecurring cash dividend, the Committee shall cause there to be an equitable adjustment in the number and kind of Shares that may be delivered under the Plan, the individual limits set forth in Section 3(b), and, with respect to outstanding Awards, in the number and kind of Shares subject to outstanding Awards, the Exercise Price, grant price or other price of Shares subject to outstanding Awards, any performance conditions relating to Shares, the market price of Shares, or per-Share results, and other terms and conditions of outstanding Awards, to prevent dilution or enlargement of rights. In the event of any other change in corporate capitalization, such as a merger, consolidation, or liquidation, the Committee may, in its sole discretion, cause there to be such equitable adjustment as described in the foregoing sentence, to prevent dilution or enlargement of rights; provided, however, that, unless otherwise determined by the Committee, the number of Shares subject to any Award shall always be rounded down to a whole number. Adjustments made by the Committee pursuant to this Section 16 shall be final, binding, and conclusive.

17.	Change in Control and Subsidiary Disposition.

(a) Change in Control in which Awards are Assumed or Continued.   Upon the occurrence of a Change in Control in which outstanding Awards are assumed or continued, the following provisions shall apply to each Award assumed or continued unless otherwise provided in a Participant’s Award Agreement or prohibited under Applicable Laws:

(i) All outstanding Options and SARs shall become immediately exercisable in the event of a Participant’s Qualifying Termination during the two year period following the Change in Control.

(ii) Any Period of Restriction or other restriction imposed on Restricted Stock, Restricted Stock Units, and Other Stock-Based Awards shall lapse in the event of a Participant’s Qualifying Termination during the two year period following the Change in Control.

(iii) All incomplete Performance Periods in respect of each Award of Performance Shares, Performance Share Units and each other performance-based Award shall end on the date of the Change in Control and the performance goals applicable to such Award shall be deemed satisfied (A) based on the level of performance achieved as of the date of the Change in Control, if determinable, or (B) at the target level, if not determinable; provided, however, that, if less than 50% of the relevant Performance Period has elapsed as of the date of the Change in Control, then the performance goals applicable to such Award shall be deemed satisfied at the target level. Each such Performance Share, Performance Share Units and other performance-based Award shall thereafter become a time-based Award and shall vest and become payable to the Participant on the earlier to occur of  (x) the Participant’s Qualifying Termination during the two year period following the occurrence of the Change in Control and (y) the date such Award otherwise vests in accordance with the Participant’s Award Agreement.

(b) Change in Control in which Awards are not Assumed or Continued.   Upon the occurrence of a Change in Control in which outstanding Awards are not assumed or continued, the following provisions shall apply to each Award not assumed or continued:

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(i) All outstanding Options and SARs shall be terminated and each Participant shall receive, with respect to each Share subject to the Options or SARs held by the Participant, an amount in cash equal to the excess of the Fair Market Value of a Share immediately prior to the occurrence of the Change in Control over the Option Exercise Price or the SAR grant price; provided, however, that Options and SARs outstanding as of the date of the Change in Control shall be cancelled and terminated without payment therefore if the Fair Market Value of a Share as of the date of the Change in Control is less than the Option Exercise Price or the SAR grant price.

(ii) All outstanding Shares of Restricted Stock, Restricted Stock Units and Other Stock-Based Awards shall be terminated and each Participant shall receive, with respect to each Share subject to an Award held by the Participant, an amount in cash equal to the Fair Market Value of a Share immediately prior to the occurrence of the Change in Control.

(iii) All outstanding Performance Shares, Performance Share Units and other performance-based Awards shall be terminated and each Participant shall receive, with respect to each Share subject to an Award held by the participant an amount in cash equal to the Fair Market Value of a Share immediately prior to the occurrence of the Change in Control. Each such Performance Share, Performance Share Unit and other performance-based Award shall vest on a pro rata monthly basis, including full credit for partial months elapsed, and shall be paid (A) based on the level of performance achieved as of the date of the Change in Control, if determinable, or (B) at the target level, if not determinable; provided, however, that, if less than 50% of the relevant Performance Period has elapsed as of the date of the Change in Control, then the performance goals applicable to such Award shall be deemed satisfied at the target level.

(c) Subsidiary Disposition.   The Committee shall have the authority, exercisable either in advance of any actual or anticipated Subsidiary Disposition or at the time of an actual Subsidiary Disposition and either at the time of the grant of an Award or at any time while an Award remains outstanding, to provide for the automatic full vesting and exercisability of one or more outstanding unvested Awards under the Plan and the termination of restrictions on transfer and repurchase or forfeiture rights on such Awards, in connection with a Subsidiary Disposition, but only with respect to those Participants who are at the time engaged primarily in Continuous Service with the Subsidiary involved in such Subsidiary Disposition. The Committee also shall have the authority to condition any such Award vesting and exercisability or release from such limitations upon the subsequent termination of the affected Participant’s Continuous Service with that Subsidiary within a specified period following the effective date of the Subsidiary Disposition. The Committee may provide that any Awards so vested or released from such limitations in connection with a Subsidiary Disposition, shall remain fully exercisable until the expiration or sooner termination of the Award.

18.	Amendment, Suspension or Termination of the Plan.

(a) Amendment, Modification and Termination.   The Board may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part; provided, however, that no amendment that requires stockholder approval in order for the Plan to continue to comply with the New York Stock Exchange listing standards or any rule promulgated by the SEC or any securities exchange on which Shares are listed or any other Applicable Laws shall be effective unless such amendment shall be approved by the requisite vote of stockholders of the Company entitled to vote thereon within the time period required under such applicable listing standard or rule.

(b) Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events.   The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 16) affecting the Company or the financial statements of the Company or of changes in Applicable Laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. With respect to any Awards intended to comply with the Performance-Based Exception, unless otherwise determined by the Committee, any such exception shall be specified at such times and in such manner as will not cause such Awards to fail to qualify under the Performance-Based Exception.

(c) Awards Previously Granted.   No termination, amendment or modification of the Plan or of any Award shall adversely affect in any material way any Award previously granted under the Plan without the written consent of the Participant holding such Award, unless such termination, modification or amendment is required by Applicable Laws and except as otherwise provided herein.

(d) No Repricing.   Without the affirmative vote of holders of a majority of the Shares cast in person or by proxy at a meeting of the stockholders of the Company at which a quorum representing a majority of all outstanding Shares is present or represented by proxy, the Board shall not approve either: (i) the cancellation of outstanding Options or SARs and the grant in substitution therefore of new awards (including Options and SARs) having a lower exercise price; (ii) the amendment of outstanding Options or SARs to reduce the exercise price thereof; or (iii) the cancellation of outstanding Options or SARs and the payment of cash in substitution therefore.

(e) Compliance with the Performance-Based Exception.   If it is intended that an Award comply with the requirements of the Performance-Based Exception, the Committee may apply any restrictions it deems appropriate such that the Awards maintain eligibility for the Performance-Based Exception. If changes are made to Code Section 162(m) or regulations promulgated thereunder to permit greater flexibility with respect to any Award or Awards available under the Plan, the Committee may, subject to this Section 18, make any adjustments to the Plan and/or Award Agreements it deems appropriate.

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19.	Repayment of Awards.

(a) In the event of a restatement of the Company’s financial results to correct a material error or inaccuracy resulting in whole or in part from the fraud or intentional misconduct of a Participant who is a member of the Company’s senior executive group, such fraud or misconduct as determined by the Board or a committee thereof, the Board or the committee may, to the extent permitted by applicable law,

(i) cancel or cause to be cancelled any or all of such Participant’s outstanding Awards granted after December 31, 2008;

(ii) recover or cause to be recovered any or all Proceeds resulting from any sale or other disposition (including to the Company) of Shares issued or issuable upon vesting, settlement or exercise, as the case may be, of any Award granted after December 31, 2008; and/or

(iii) recover or cause to be recovered any cash paid or Shares issued to such Participant in connection with any vesting, settlement or exercise of an Award granted after December 31, 2008.

(b) The return of Proceeds is in addition to and separate from any other relief available to the Company or any other actions as may be taken by the Committee in its sole discretion. Any determination by the Committee with respect to the foregoing shall be final, conclusive and binding on all interested parties.

20.	Reservation of Shares.

(a) The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

(b) The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

21.	Rights of Participants.

(a) Continued Service.   The Plan shall not confer upon any Participant any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his or her right or the Company’s right to terminate his or her employment or consulting relationship at any time, with or without cause.

(b) Participant.   No Employee, Director or Consultant shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to be selected to receive future Awards.

22.  Successors. All obligations of the Company under the Plan and with respect to Awards shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or other event, or a sale or disposition of all or substantially all of the business and/or assets of the Company and references to the “Company” herein and in any Award Agreements shall be deemed to refer to such successors.

23.	Legal Construction.

(a) Gender, Number and References.   Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular and the singular shall include the plural. Any reference in the Plan to a Section of the Plan either in the Plan or any Award Agreement or to an act or code or to any section thereof or rule or regulation thereunder shall be deemed to refer to such Section of the Plan, act, code, section, rule or regulation, as may be amended from time to time, or to any successor Section of the Plan, act, code, section, rule or regulation.

(b) Severability.   In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

(c) Requirements of Law.   The granting of Awards and the issuance of Shares or cash under the Plan shall be subject to all Applicable Laws and to such approvals by any governmental agencies or national securities exchanges as may be required.

(d) Governing Law.   To the extent not preempted by federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of New York, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction.

(e) Non-Exclusive Plan.   Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable.

(f) Code Section 409A Compliance.   To the extent applicable, it is intended that the Plan and any Awards granted hereunder comply with, and should be interpreted consistent with, the requirements of Section 409A of the Code and any related regulations or other guidance promulgated thereunder by the U.S. Department of the Treasury or the Internal Revenue Service (“Section 409A”).

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GLOSSARY OF DEFINED TERMS

1.    Definitions.   As used in the Plan and any Award Agreement, the following definitions shall apply:

“Applicable Laws” means the legal requirements relating to the administration of stock incentive plans, if any, under applicable provisions of federal law, applicable state law, and the rules and regulations of any applicable stock exchange or national market system.

“Award” means, individually or collectively, Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Share Units and Other Stock-Based Awards granted under the Plan.

“Award Agreement” means an agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award.

“Board” means the Board of Directors of the Company.

“Cause” means, with respect to any Participant (i) gross negligence or willful misconduct, as the case may be, in the performance of the material responsibilities of the Participant’s office or position; (ii) the willful and continued failure of the Participant to perform substantially the Participant’s duties with the Company or any Subsidiary (other than any such failure resulting from incapacity due to physical or mental illness); (iii) the Participant is convicted of, or pleads guilty or nolo contendere to, a felony within the meaning of U.S. Federal, state or local law (other than a traffic violation); (iv) the Participant having willfully divulged, furnished or made accessible to anyone other than the Company or any Subsidiary, or any of their respective directors, officers, employees, auditors and legal advisors, otherwise than in the ordinary course of business, any confidential or proprietary information of the Company or such Subsidiary; or (v) any act or failure to act by the Participant, which, under the provisions of applicable law, disqualifies the Participant from performing his or her duties or serving in his or her then current capacity with the Company or a Subsidiary; provided, however, that with respect to a Participant who has an employment agreement with the Company or any of its Subsidiaries which has a definition of  “cause”, the definition contained therein shall govern.

“Change in Control” means the first to occur of the following events:

1. Any Person, other than a Person who as of the date the Plan is first approved by the Board is the owner of at least 8% of the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”), becomes (A) a “beneficial owner,” as such term is used in Rule 13d-3 of the Exchange Act, of at least 25% but less than 50% of the Outstanding Company Voting Securities, unless such acquisition has been approved within 30 days thereafter by at least a majority of the Incumbent Board (as defined in clause (2) below taking into account the provisos), or (B) a “beneficial owner,” as such term is used in Rule 13d-3 of the Exchange Act, of at least 50% of the Outstanding Company Voting Securities; provided, however, that, for purposes of this definition, the following acquisitions shall not constitute a Change in Control: (I) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company, (II) any acquisition by the Company, (III) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its affiliates, or (IV) any acquisition pursuant to a transaction which complies with clauses (A), (B) and (C) of paragraph 3 of this definition; or

2. Individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to when the Plan is first approved by the Board whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

3. Consummation of a reorganization, merger, consolidation or a sale or other disposition of all or substantially all of the assets of the Company (each, a “Business Combination”), in each case unless, following such Business Combination, (A) all or substantially all of the individuals and entities that were the beneficial owners of the outstanding Shares (the “Outstanding Company Common Stock”) and the Outstanding Company Voting Securities, immediately prior to such Business Combination, beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and more than 50% of the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation that, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (B) no Person (other than the Company, any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns directly or indirectly, 20% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Business Combination or the outstanding voting securities of such corporation entitled to vote generally in the election of directors, except to the extent that such ownership existed prior to the Business Combination, and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination, whichever occurs first; or

B-10

4. The approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

Notwithstanding the foregoing, with respect to Awards (or portions of Awards) that are considered deferred compensation under Section 409A, if an event or condition constituting a Change in Control does not constitute a “change in the ownership” or a “change in the effective control” of the Company or a “change in the ownership of a substantial portion of a corporation’s assets” (each within the meaning of Section 409A), the event or condition shall continue to constitute a Change in Control solely with respect to vesting of the Award (or portion thereof) or a lapse of any applicable restrictions thereto and not for purposes of determining whether the settlement or payment of the Award (or portion thereof) will be accelerated under this Plan. For avoidance of doubt, the prior sentence shall not apply to Awards (or portions thereof) that qualify as short-term deferrals for purposes of Section 409A.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the Committee, as specified in Section 2(a), appointed by the Board to administer the Plan.

“Company” means PVH Corp., a Delaware corporation, and any successor thereto.

“Consultant” means any consultant or advisor to the Company or a Subsidiary.

“Continuous Service” means that the provision of services to the Company or any Subsidiary in any capacity by an Employee is not interrupted or terminated. Continuous Service shall not be considered interrupted in the case of  (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, any Subsidiary, or any successor. A leave of absence approved by the Company shall include sick leave, military leave, or any other personal leave approved by an authorized representative of the Company. For purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract.

“Director” means any individual who is a member of the Board of Directors of the Company or a Subsidiary who is not an Employee and is not designated or elected to serve as a director by the holders of the Company’s Series B convertible preferred stock, or the holders of any other securities of the Company, other than Shares, voting separately as a class.

“Dividend” means the dividends declared and paid on Shares subject to an Award.

“Dividend Equivalent” means, with respect to Shares subject to an Award, a right to be paid an amount equal to the Dividends declared and paid on an equal number of outstanding Shares.

“Employee” means any employee of the Company or a Subsidiary.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exercise Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.

“Fair Market Value” means, as of any date, the value of a Share equal to (i) the closing sale price of a Share on the New York Stock Exchange on the date of determination or (ii) if there is no sale of Shares on that date, the closing sale price of a Share on the last trading date on which sales were reported on the New York Stock Exchange.

“Immediate Family” means a Participant’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouse, former spouse, siblings, nieces, nephews, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships or any person sharing the Participant’s household (other than a tenant or employee).

“Incentive Stock Option” or “ISO” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

“Nonqualified Stock Option” means an Option that is not intended to meet the requirement of Section 422 of the Code.

“Option” means an Incentive Stock Option or a Nonqualified Stock Option granted under the Plan, as described in Section 6.

“Other Stock-Based Award” means a Share-based or Share-related Award granted pursuant to Section 11 herein.

“Participant” means a current or former Employee, Director or Consultant who has rights relating to an outstanding Award.

“Performance-Based Exception” means the performance-based exception from the tax deductibility limitations of Code Section 162(m).

“Performance Measures” shall have the meaning set forth in Section 12(a).

“Performance Period” means the period during which a performance measure must be met.

“Performance Share” means an Award granted to a Participant, as described in Section 10 herein.

“Performance Share Unit” means an Award granted to a Participant, as described in Section 10 herein.

B-11

“Period of Restriction” means the period Restricted Stock, Restricted Stock Units or Other Stock-Based Awards are subject to a substantial risk of forfeiture and are not transferable, as provided in Sections 8, 9 and 11 herein.

“Person” means person as such term is used in Section 3(a)(9) and 13(d) of the Exchange Act.

“Plan” means the PVH Corp. 2006 Stock Incentive Plan.

“Prior Plans” means the Company’s 1997 Stock Option Plan, 2000 Stock Option Plan and 2003 Stock Option Plan.

“Proceeds” means, with respect to any sale or other disposition (including to the Company) of Shares acquired pursuant to an Award, an amount determined by the Committee, (a) in the case of an Award other than an Option, SAR or cash-settled Award, up to the amount equal to the Fair Market Value per Share at the time of such sale or other disposition multiplied by the number of Shares sold or disposed of, or (b) in the case of an Option or SAR, up to the amount equal to the number of Shares sold or disposed of multiplied by the excess of the Fair Market Value per Share at the time of such sale or disposition over the Exercise Price or grant price, as applicable.

“Qualifying Termination” means the termination of a Participant’s employment or service with the Company or any of its Subsidiaries by the Company or a Company Subsidiary without Cause or, with respect to a Participant who has an employment agreement with the Company or any of its Subsidiaries which has a definition of  “good reason,” by the Participant for good reason (as defined in the Participant’s employment agreement).

“Restricted Stock” means an Award granted to a Participant, as described in Section 8.

“Restricted Stock Units” means an Award granted to a Participant, as described in Section 9.

“Retirement” means:

1. With respect to all Awards made prior to March 19, 2007 and all Awards made to Employees prior to May 3, 2007, a Participant’s termination of employment by the Company and its Subsidiaries at or after age 63 other than for Cause.

2. With respect to all Awards made to Directors on or after March 19, 2007, the termination of a Director’s service, other than by reason of death or removal for cause (under applicable law), after at least four years of service.

3. With respect to all Awards made to Employees on or after May 3, 2007, the termination of an Employee’s employment from the Company and its Subsidiaries, other than by reason of death or for Cause, at or after age 62, provided that the Employee has at least five years of employment with the Company and/or any of its Subsidiaries.

“SEC” means the United States Securities and Exchange Commission.

“Section 409A” shall have the meaning set forth in Section 22(f).

“Share” means a share of the common stock, $1.00 par value, of the Company, subject to adjustment pursuant to Section 16.

“Stock Appreciation Right” or “SAR” means an Award granted to a Participant, either alone or in connection with a related Option, as described in Section 7.

“Subsidiary” has the meaning ascribed to such term in Code Section 424(f).

“Subsidiary Disposition” means the disposition by the Company of its equity holdings in any Subsidiary effected by a merger or consolidation involving that Subsidiary, the sale of all or substantially all of the assets of that Subsidiary or the Company’s sale or distribution of substantially all of the outstanding capital stock of such Subsidiary.

“Voting Securities” means voting securities of the Company entitled to vote generally in the election of Directors.

LET'S GO EAGLES

THE PEOPLE OF PVH.
COLLAGE CONSISTS OF ASSOCIATE SELFIES FROM OUR INTERNAL 2014 VALUES SELFIE CAMPAIGN.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on June 18, 2015.

The proxy statement and annual report to stockholders are available to view online at www.pvhannualmeetingmaterials.com.

“Green” Initiative

If you would like to access the proxy information electronically in the future rather than receive paper copies in the mail, please visit www.ematerials.com/pvh and follow the instructions.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PVH CORP.

200 Madison Avenue
New York, New York 10016-3903

EMANUEL CHIRICO and MARK D. FISCHER, or either of them, with the power of substitution, are hereby authorized to represent the undersigned and to vote all shares of the Common Stock of PVH CORP. held by the undersigned at the Annual Meeting of Stockholders to be held in New York, New York, on June 18, 2015, and any adjournments thereof, on the matters printed on the reverse side.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If this Proxy is executed but no directions are given, this Proxy will be voted:

•	FOR the election of all of the nominees for director.

•	FOR the approval of the Company’s 2006 Stock Incentive Plan, as amended.

•	FOR the approval of the advisory resolution on executive compensation.

•	FOR the ratification of auditors.

(Continued, and to be dated and signed on the other side.)

PVH CORP.
P.O. Box 64945
St. Paul, MN 55164-0945

The Board recommends a vote FOR all of the nominees in proposal 1 and FOR proposals 2, 3 and 4.

1.	Election of the nominees for director listed below:

	FOR	AGAINST	ABSTAIN

MARY BAGLIVO	☐	☐	☐

BRENT CALLINICOS	☐	☐	☐

EMANUEL CHIRICO	☐	☐	☐

JUAN R. FIGUEREO	☐	☐	☐

JOSEPH B. FULLER	☐	☐	☐

FRED GEHRING	☐	☐	☐

V. JAMES MARINO	☐	☐	☐

G. PENNY McINTYRE	☐	☐	☐

HENRY NASELLA	☐	☐	☐

EDWARD R. ROSENFELD	☐	☐	☐

CRAIG RYDIN	☐	☐	☐

2.	Approval of the Company’s 2006 Stock Incentive Plan, as amended.	FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	Approval of the advisory resolution on executive compensation	FOR ☐	AGAINST ☐	ABSTAIN ☐

4.	Ratification of auditors	FOR ☐	AGAINST ☐	ABSTAIN ☐

5.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Address change and/or comments    ☐

Note: The signature should agree with the name on your stock certificate. If acting as executor, administrator, trustee, guardian, etc., you should so indicate when signing. If the signer is a corporation, please sign the full corporate name, by duly authorized officer. If shares are held jointly, each stockholder named should sign.

Dated: , 2015

Signature

Signature, if held jointly

To vote, fill in (x) with black or blue ink only. ☒